                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-21082
                                                     ---------

                      Nuveen Quality Preferred Income Fund
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                               Nuveen Investments
                              333 West Wacker Drive
                                Chicago, IL 60606
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               Kevin J. McCarthy
                               Nuveen Investments
                              333 West Wacker Drive
                                Chicago, IL 60606
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (312) 917-7700
                                                           ---------------------

                     Date of fiscal year end: December 31
                                              -------------------

                  Date of reporting period: December 31, 2007
                                            -----------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO SHAREHOLDERS

                                                                   Annual Report
                                                               DECEMBER 31, 2007


Nuveen Investments
CLOSED-END FUNDS

                                                     NUVEEN QUALITY
                                                     PREFERRED INCOME
                                                     FUND
                                                     JTP

                                                     NUVEEN QUALITY
                                                     PREFERRED INCOME
                                                     FUND 2
                                                     JPS

                                                     NUVEEN QUALITY
                                                     PREFERRED INCOME
                                                     FUND 3
                                                     JHP

        High Current Income from a Portfolio of
         Investment-Grade Preferred Securities

                                                         NUVEEN INVESTMENTS LOGO

                             Life is complex.

                                         Nuveen
                                            makes things
                                        e-simple.

                                        -----------------------------------

                                        It only takes a minute to sign up
                                        for e-Reports. Once enrolled,
                                        you'll receive an e-mail as soon as
                                        your Nuveen Investments Fund
                                        information is ready--no more
                                        waiting for delivery by regular
                                        mail. Just click on the link within
                                        the e-mail to see the report, and
                                        save it on your computer if you
                                        wish.

Free e-Reports right to your e-mail!

    www.investordelivery.com                OR        www.nuveen.com/accountaccess
    If you received your Nuveen Fund                  If you received your Nuveen Fund
    dividends and statements from your                dividends and statements directly from
    financial advisor or brokerage                    Nuveen.
    account.

                                                         NUVEEN INVESTMENTS LOGO

Chairman's
LETTER TO SHAREHOLDERS


(TIMOTHY
   SCHWERTFEGER
   PHOTO)                 Timothy R. Schwertfeger                 Chairman of the Board

Dear Shareholder:

Once again, I am pleased to report that over the twelve-month period covered by this report your Fund continued to provide you with attractive income. For more details about the management strategy and performance of your Fund, please read the Portfolio Managers' Comments, the Distribution and Share Price Information, and the Performance Overview sections of this report.

With the recent volatility in the stock market, many have begun to wonder which way the market is headed, and whether they need to adjust their holdings of investments. No one knows what the future will bring, which is why we think a well-balanced portfolio that is structured and carefully monitored with the help of an investment professional is an important component in achieving your long-term financial goals. A well-diversified portfolio may actually help to reduce your overall investment risk, and we believe that investments like your Nuveen Investments Fund can be important building blocks in a portfolio crafted to perform well through a variety of market conditions.

We are grateful that you have chosen us as a partner as you pursue your financial goals and we look forward to continuing to earn your trust in the months and years ahead. At Nuveen Investments, our mission continues to be to assist you and your financial advisor by offering investment services and products that can help you to secure your financial objectives.

Sincerely,

(TIMOTHY SCHWERTFEGER SIG)

Timothy R. Schwertfeger
Chairman of the Board
February 15, 2008

Portfolio Managers' COMMENTS

NUVEEN INVESTMENTS CLOSED-END FUNDS      JTP, JPS, JHP

The Nuveen Quality Preferred Income Funds are sub-advised by a team of specialists at Spectrum Asset Management, an affiliate of Principal Capital(SM). Mark Lieb, Bernie Sussman and Phil Jacoby, who have more than 50 years of combined experience in the preferred securities markets, lead the team and have managed the Funds since their inceptions in 2002. Here Mark, Bernie and Phil talk about market conditions, their management strategy and the performance of each Fund for the twelve-month period ended December 31, 2007.

WHAT WERE THE GENERAL ECONOMIC CONDITIONS AND MARKET TRENDS DURING THE ANNUAL REPORTING PERIOD ENDED DECEMBER 31, 2007?

During the first part of the period, equities generally performed well as favorable corporate earnings and export-driven economic growth were sufficient to offset some growing anxiety over the deteriorating housing and mortgage markets. The second half of the period was dominated by concerns about the impact of sub-prime mortgage defaults and fears of a recession, especially as the sub-prime market's impact began to spread beyond mortgage lenders to international and domestic money center banks and other financial institutions. When August data began to show the potential for a severely weakening economy, the Federal Reserve cut the widely followed short-term fed funds rate by a half a percentage point in September, by another quarter of a point in October and yet another quarter point in December. (On January 22 and 29, 2008, after the close of this reporting period, the Federal Reserve cut the fed funds rate by a combined 1.25%, bringing the rate to 3.00%.)

--------------------------------------------------------------------------------
  Discussions of specific investments are for illustrative purposes only and are not intended as recommendations of individual investments. The views expressed in this commentary represent those of the portfolio managers as of the date of this report and are subject to change at any time, based on market conditions and other factors. The Funds disclaim any obligation to advise shareholders of such changes.
--------------------------------------------------------------------------------


The financial services sector volatility caused by the sub-prime mortgage crisis severely impacted the preferred securities market, especially in the second half of the year. With over 70% of preferred securities coming from issuers in the financial service sector, the fourth quarter of 2007 was the worst quarter on record for the $25 par market. These securities, as well as $1000 par capital market preferreds, experienced heavy selling (exacerbated by year-end tax loss selling) late in 2007, as the Merrill Lynch Preferred Stock Hybrid Securities Index fell by more than 9% in the fourth quarter alone. Fannie Mae sold $7 billion of a $25 par issue, Freddie Mac offered $6 billion of a similar structure, and Citigroup issued $3.5 billion of $1000 par preferred securities. Given the total size and number of all the transactions and the negative market environment in which they were offered, new issues needed to be "priced to sell." While this ensured that most of the issuance was well received, it caused large price declines among existing securities in the secondary market as yields needed to adjust to reflect the new reality created by the most recent offerings. Overall there was about

$40 billion of new supply in the fourth quarter. Preferred issuance reached $120.6 billion in 2007, a new record.

WHAT KEY STRATEGIES WERE USED TO MANAGE THE FUNDS DURING THIS REPORTING PERIOD?

Although all the Funds had to contend with a relatively heavy number of calls during this period, we strove to maintain an approximate 60/40 portfolio mix between the $25 par (retail driven) sector and the $1000 par capital securities (institutionally driven) sector. We started 2007 buying mainly $25 par securities, but six months later we were purchasing more capital securities as the relative attractiveness between the two sectors had shifted.

Beginning in August, the sub-prime mortgage crisis began to take its toll on the preferred market. In particular, the $25 par market experienced an unusually high sell-off. With approximately 55% of the each Fund allocated to $25 par securities, our management options were constrained by the near breakdown of the market. In addition, with over 70% of all preferreds issued by firms in the financial service sector, securities that seemed to present attractive buying opportunities saw their immediate-term prospects overwhelmed by the massive selling pressure affecting the entire market.

While we did have some opportunities to buy attractively priced preferred stock issued by certain U.S. government agencies, we were disappointed by what we considered to be their relatively weak call protection. We felt that too many non-traditional preferred securities buyers were willing to give up call protection at the very time that the issuers had no choice but to provide it if buyers insisted. As a result, when the new issues were announced the secondary markets experienced large price declines. We were able to buy some agency issues at discounts, which we believed would benefit the Funds' earnings and returns in the future. We also had one of our busiest days on the last trading day of 2007 when the availability of some deep discounts allowed the Funds to buy at bargain prices.

HOW DID THE FUNDS PERFORM OVER THIS TWELVE-MONTH PERIOD?

The performance of JTP, JPS and JHP, as well as their comparative indices and benchmarks, are presented in the accompanying table.

Average Annual Total Returns on Net Asset Value
For the periods ended 12/31/07

                                                              1-Year    5-Year
                                                              ------    ------
JTP                                                           -15.32%    3.80%
JPS                                                           -14.32%    4.02%
JHP                                                           -16.01%    3.04%

Lehman Brothers
Aggregate Bond Index(1)                                        6.97%     4.42%

Comparative Benchmark(2)                                       -8.6%     3.12%


--------------------------------------------------------------------------------
Past performance does not guarantee future results. Current performance may be higher or lower than the data shown.
Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. For additional information, see the individual Performance Overview for your Fund in this report.
--------------------------------------------------------------------------------

For the twelve months ended December 31, 2007, the total returns on net asset value for all three Funds underperformed the unleveraged, unmanaged Lehman Brothers Aggregate Bond Index and their comparative benchmark. The comparative benchmark's negative return shows clearly that 2007 presented a very challenging and unforgiving market environment. The Fund's underperformance relative to the benchmark was primarily due to their use of financial leverage. Over the past year, leverage tended to exacerbate the price declines suffered by the Funds' holdings. However, leverage is a strategy the Funds have used since their inceptions and, as the five-year returns show, has made a positive contribution to net performance over time. We believe this strategy will continue to provide opportunities for enhanced distributions and total returns in the future.

In addition to leverage, the Funds were all negatively affected by the heavy selling of financial services sector securities in the third and fourth quarters of 2007. As noted, the fourth quarter was the worst quarter on record for $25 par securities, and the Funds' exposure to this retail-oriented market hurt their absolute and relative performance as the $25 par market significantly underperformed the institutionally oriented $1000 par market.

--------------------------------------------------------------------------------
1 The Lehman Brothers Aggregate Bond Index is an unmanaged index that includes all investment-grade, publicly issued, fixed-rate, dollar denominated, nonconvertible debt issues and commercial mortgage backed securities with maturities of at least one year and outstanding par values of $150 million or more. Index returns do not include the effects of any sales charges or management fees. It is not possible to invest directly in an index.
2 Comparative benchmark performance is a blended return consisting of: 1) 55% of the Merrill Lynch Preferred Stock Hybrid Securities Index, an unmanaged index of investment-grade, exchange traded preferred stocks with outstanding market values of at least $30 million and at least one year to maturity; and 2) 45% of the Lehman Tier 1 Capital Securities Index, an unmanaged index that includes securities that can generally be viewed as hybrid fixed-income securities that either receive regulatory capital treatment or a degree of "equity credit" from a rating agency.
--------------------------------------------------------------------------------


RECENT DEVELOPMENTS IN THE AUCTION RATE PREFERRED MARKETS

During February 2008, after the close of this reporting period, regularly scheduled auctions for the FundPreferred(R) shares issued by your Fund began attracting more shares for sale than offers to buy. This meant that these auctions "failed to clear," and that many FundPreferred shareholders who wanted to sell their shares in these auctions were unable to do so. It is important to note this decline in liquidity did not lower the credit quality of these shares, and that FundPreferred shareholders unable to sell their shares received distributions at the "maximum rate" calculated in accordance with the pre-established terms of the FundPreferred stock. At the time this report was prepared, the Funds' managers could not predict when future auctions might succeed in attracting sufficient buyers for the shares offered. The Funds' managers are working diligently to develop mechanisms designed to improve the liquidity of the FundPreferred shares, but at present there is no assurance that those efforts will succeed.

These developments do not affect the management or investment policies of the Funds. However, one implication of these auction failures for common shareholders is that the Funds' cost of leverage will be higher than it otherwise would have been had the auctions been successful. As a result, the Funds' future common share earnings may be marginally lower than they otherwise might have been.

Common Share

Distribution and Share Price
                                                                     INFORMATION

The Funds employ financial leverage through the issuance of FundPreferred shares. Financial leverage provides the potential for higher earnings (net investment income), total returns and distributions over time, but -as noted earlier- also increases the variability of common shareholders' net asset value per share in response to changing market conditions. Financial leverage contributed positively to the Funds' common share net earnings over the reporting period, but detracted from the Funds' overall common share net total return.

All three Funds declared monthly common share distributions over the course of the period, including two common share distribution decreases in March and September. In addition, JPS declared a long-term capital gains distribution in April of $0.0437 per share.

During certain periods, the Funds may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Funds during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds excess in reserve as undistributed net investment income
(UNII) as part of the Fund's NAV. Conversely, if a Fund has cumulatively paid dividends in excess of earnings, the excess constitutes negative UNII that is likewise reflected in a Funds's NAV. As of December 31, 2007, JPS had a negative UNII balance for financial statement purposes and a zero balance for tax purposes, while JTP and JHP had positive UNII balances for financial statement purposes and zero balances for tax purposes.

The following table provides information regarding each Fund's common share distributions and total return performance for the fiscal year ended December 31, 2007. The distribution information is presented on a tax basis rather than on a generally accepted accounting principles (GAAP) basis. This information is intended to help you better understand whether the Funds' returns for the specified time period were sufficient to meet each Funds' distributions.

--------------------------------------------------------------------------------------------------
As of 12/31/07 (Common Shares)                                           JTP        JPS        JHP
--------------------------------------------------------------------------------------------------
 Inception date                                                      6/25/02    9/24/02    12/18/02
 Calendar year:
   Per share distribution:
   From net investment income                                          $0.93      $1.04      $0.95
   From short-term capital gains                                          --         --         --
   From long-term capital gains                                           --       0.04         --
   From return of capital                                               0.09       0.04       0.10
                                                                     -------    -------    -------
 Total per share distribution                                          $1.02      $1.12      $1.05
                                                                     =======    =======    =======
 Distribution rate on NAV                                              9.22%      9.68%      9.53%
 Annualized total returns:
 1-year on NAV                                                       -15.32%    -14.32%    -16.01%
 5-year on NAV                                                         3.80%      4.02%      3.04%
 Since inception on NAV                                                3.30%      4.39%      3.02%
--------------------------------------------------------------------------------------------------

As of December 31, 2007, the Funds' shares were trading relative to their NAVs as shown in the accompanying table:

------------------------------------------------------------------------------------------------
                                                              12/31/07          12-Month Average
                                                              Discount                  Discount
------------------------------------------------------------------------------------------------
JTP                                                             -6.60%                    -2.16%
JPS                                                             -6.57%                    -2.08%
JHP                                                             -4.63%                    -0.80%
------------------------------------------------------------------------------------------------

       JTP                             Nuveen Quality
       PERFORMANCE                     Preferred Income
       OVERVIEW                        Fund
                                              as of December 31, 2007

PORTFOLIO ALLOCATION (AS A % OF TOTAL INVESTMENTS)(2)
     (PIE CHART)

U.S. Government and Agency Obligations                                            0.10
Corporate Bonds                                                                   0.80
Short-Term Investments                                                            1.60
Investment Companies                                                              3.50
Capital Preferred Securities                                                     41.40
$25 Par (or similar) Preferred Securities                                        52.60

2007 MONTHLY DISTRIBUTIONS PER COMMON SHARE
     (GRAPH)

Jan                                                                              0.090
Feb                                                                              0.090
Mar                                                                              0.086
Apr                                                                              0.086
May                                                                              0.086
Jun                                                                              0.086
Jul                                                                              0.086
Aug                                                                              0.086
Sep                                                                              0.081
Oct                                                                              0.081
Nov                                                                              0.081
Dec                                                                              0.081

COMMON SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE
     (GRAPH)

1/01/07                                                                          14.80
                                                                                 14.69
                                                                                 14.23
                                                                                 14.05
                                                                                 13.93
                                                                                 14.08
                                                                                 14.42
                                                                                 14.16
                                                                                 14.31
                                                                                 14.22
                                                                                 14.06
                                                                                 13.85
                                                                                 14.14
                                                                                 14.08
                                                                                 14.18
                                                                                 14.14
                                                                                 14.08
                                                                                 14.03
                                                                                 14.04
                                                                                 14.05
                                                                                 13.98
                                                                                 13.94
                                                                                 14.16
                                                                                 13.48
                                                                                 13.35
                                                                                 13.11
                                                                                 13.12
                                                                                 13.05
                                                                                 12.86
                                                                                 12.60
                                                                                 12.33
                                                                                 12.40
                                                                                 12.06
                                                                                 11.29
                                                                                 12.13
                                                                                 12.28
                                                                                 12.45
                                                                                 12.07
                                                                                 12.07
                                                                                 11.97
                                                                                 12.11
                                                                                 11.79
                                                                                 11.53
                                                                                 11.66
                                                                                 11.46
                                                                                 10.70
                                                                                 10.32
                                                                                 10.60
                                                                                 11.16
                                                                                 11.18
                                                                                 10.58
                                                                                 10.17
                                                                                 10.32
12/31/07                                                                         10.33


FUND SNAPSHOT

-------------------------------------------------------------------------------------
Common Share Price                                                             $10.33
-------------------------------------------------------------------------------------
Common Share
Net Asset Value                                                                $11.06
-------------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                      -6.60%
-------------------------------------------------------------------------------------
Current Distribution Rate(1)                                                    9.41%
-------------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                         $713,945
-------------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURN
(INCEPTION 6/25/02)

--------------------------------------------------------------------------------------
                                                              ON SHARE PRICE   ON NAV
--------------------------------------------------------------------------------------
1-Year                                                            -24.60%      -15.32%

--------------------------------------------------------------------------------------
5-Year                                                              0.79%        3.80%

--------------------------------------------------------------------------------------
Since Inception                                                     1.38%        3.30%

--------------------------------------------------------------------------------------

INDUSTRIES
(AS A % OF TOTAL INVESTMENTS)(2)

-------------------------------------------------------------------------------------
Commercial Banks                                                                31.2%
-------------------------------------------------------------------------------------
Insurance                                                                       19.1%
-------------------------------------------------------------------------------------
Real Estate/Mortgage                                                            12.8%
-------------------------------------------------------------------------------------
Diversified Financial Services                                                   9.8%
-------------------------------------------------------------------------------------
Capital Markets                                                                  9.1%
-------------------------------------------------------------------------------------
Media                                                                            3.7%
-------------------------------------------------------------------------------------
Investment Companies                                                             3.5%
-------------------------------------------------------------------------------------
Short-Term Investments                                                           1.6%
-------------------------------------------------------------------------------------
Other                                                                            9.2%
-------------------------------------------------------------------------------------


TOP FIVE ISSUERS(3)
(AS A % OF TOTAL INVESTMENTS)

------------------------------------------------------------------------------------
ING Groep N.V.                                                                  3.1%
------------------------------------------------------------------------------------
Banco Santander Finance                                                         2.9%
------------------------------------------------------------------------------------
Deutsche Bank AG                                                                2.9%
------------------------------------------------------------------------------------
HSBC Holdings Public Limited Company                                            2.4%
------------------------------------------------------------------------------------
AgFirst Farm Credit Bank                                                        2.4%
------------------------------------------------------------------------------------



1 Current Distribution Rate is based on the Fund's current annualized monthly distribution divided by the Fund's current market price. The Fund's monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a tax return of capital.
2 Excluding derivative transactions.
3 Excluding short-term investments and derivative transactions.

       JPS                             Nuveen Quality
       PERFORMANCE                     Preferred Income
       OVERVIEW                        Fund 2
                                              as of December 31, 2007

PORTFOLIO ALLOCATION (AS A % OF TOTAL INVESTMENTS)(2)
     (PIE CHART)

U.S. Government and Agency Obligations                                            0.00
Corporate Bonds                                                                   0.40
Short-Term Investments                                                            1.60
Investment Companies                                                              3.30
Capital Preferred Securities                                                     41.10
$25 Par (or similar) Preferred Securities                                        53.60

2007 MONTHLY DISTRIBUTIONS PER COMMON SHARE
     (BAR CHART)

Jan                                                                              0.093
Feb                                                                              0.093
Mar                                                                              0.091
Apr                                                                              0.091
May                                                                              0.091
Jun                                                                              0.091
Jul                                                                              0.091
Aug                                                                              0.091
Sep                                                                              0.086
Oct                                                                              0.086
Nov                                                                              0.086
Dec                                                                              0.086

COMMON SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE
     (LINE GRAPH)

1/01/07                                                                          15.12
                                                                                 14.89
                                                                                 14.55
                                                                                 14.57
                                                                                 14.45
                                                                                 14.47
                                                                                 14.83
                                                                                 14.67
                                                                                 14.95
                                                                                 14.66
                                                                                 14.52
                                                                                 14.52
                                                                                 14.86
                                                                                 14.78
                                                                                 14.82
                                                                                 14.81
                                                                                 14.70
                                                                                 14.72
                                                                                 14.62
                                                                                 14.60
                                                                                 14.60
                                                                                 14.49
                                                                                 14.71
                                                                                 13.94
                                                                                 13.90
                                                                                 13.65
                                                                                 13.79
                                                                                 13.58
                                                                                 13.41
                                                                                 13.10
                                                                                 12.78
                                                                                 12.95
                                                                                 12.55
                                                                                 11.90
                                                                                 12.69
                                                                                 12.76
                                                                                 12.91
                                                                                 12.52
                                                                                 12.63
                                                                                 12.50
                                                                                 12.68
                                                                                 12.37
                                                                                 12.09
                                                                                 12.14
                                                                                 11.97
                                                                                 11.05
                                                                                 10.76
                                                                                 10.90
                                                                                 11.59
                                                                                 11.70
                                                                                 11.22
                                                                                 10.70
                                                                                 10.91
12/31/07                                                                         10.81


FUND SNAPSHOT

--------------------------------------------------------------------------------------
Common Share Price                                                              $10.81
--------------------------------------------------------------------------------------
Common Share
Net Asset Value                                                                 $11.57
--------------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                       -6.57%
--------------------------------------------------------------------------------------
Current Distribution Rate(1)                                                     9.55%
--------------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                        $1,386,125
--------------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURN
(INCEPTION 9/24/02)

--------------------------------------------------------------------------------------
                                                              ON SHARE PRICE   ON NAV
--------------------------------------------------------------------------------------
1-Year                                                            -22.24%      -14.32%

--------------------------------------------------------------------------------------
5-Year                                                              2.35%        4.02%

--------------------------------------------------------------------------------------
Since
Inception                                                           2.51%        4.39%

--------------------------------------------------------------------------------------

INDUSTRIES
(AS A % OF TOTAL INVESTMENTS)(2)

-------------------------------------------------------------------------------------
Commercial Banks                                                                31.7%
-------------------------------------------------------------------------------------
Insurance                                                                       18.9%
-------------------------------------------------------------------------------------
Real Estate/Mortgage                                                            12.4%
-------------------------------------------------------------------------------------
Diversified Financial Services                                                   9.6%
-------------------------------------------------------------------------------------
Capital Markets                                                                  8.1%
-------------------------------------------------------------------------------------
Media                                                                            3.4%
-------------------------------------------------------------------------------------
Investment Companies                                                             3.3%
-------------------------------------------------------------------------------------
Short-Term Investments                                                           1.6%
-------------------------------------------------------------------------------------
Other                                                                           11.0%
-------------------------------------------------------------------------------------


TOP FIVE ISSUERS(3)
(AS A % OF TOTAL INVESTMENTS)

------------------------------------------------------------------------------------
Wachovia Corporation                                                            3.5%
------------------------------------------------------------------------------------
ING Groep N.V.                                                                  3.0%
------------------------------------------------------------------------------------
Deutsche Bank AG                                                                2.5%
------------------------------------------------------------------------------------
Banco Santander Finance                                                         2.4%
------------------------------------------------------------------------------------
Aegon N.V.                                                                      2.3%
------------------------------------------------------------------------------------



1 Current Distribution Rate is based on the Fund's current annualized monthly distribution divided by the Fund's current market price. The Fund's monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a tax return of capital.
2 Excluding derivative transactions.
3 Excluding short-term investments and derivative transactions.

       JHP                             Nuveen Quality
       PERFORMANCE                     Preferred Income
       OVERVIEW                        Fund 3
                                              as of December 31, 2007

PORTFOLIO ALLOCATION (AS A % OF TOTAL INVESTMENTS)
     (PIE CHART)

Corporate Bonds                                                                   0.40
Short-Term Investments                                                            1.60
Investment Companies                                                              4.00
Capital Preferred Securities                                                     32.30
$25 Par (or similar) Preferred Securities                                        61.70

2007 MONTHLY DISTRIBUTIONS PER COMMON SHARE
     (GRAPH)

Jan                                                                             0.0910
Feb                                                                             0.0910
Mar                                                                             0.0885
Apr                                                                             0.0885
May                                                                             0.0885
Jun                                                                             0.0885
Jul                                                                             0.0885
Aug                                                                             0.0885
Sep                                                                             0.0835
Oct                                                                             0.0835
Nov                                                                             0.0835
Dec                                                                             0.0835

COMMON SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE
     (GRAPH)

1/01/07                                                                         14.9200
                                                                                15.0000
                                                                                14.6700
                                                                                14.6500
                                                                                14.6000
                                                                                14.6600
                                                                                14.7100
                                                                                14.4300
                                                                                14.5300
                                                                                14.5400
                                                                                14.2800
                                                                                14.0200
                                                                                14.2600
                                                                                14.5100
                                                                                14.4200
                                                                                14.1700
                                                                                14.3400
                                                                                14.4300
                                                                                14.2900
                                                                                14.1600
                                                                                14.1200
                                                                                14.0600
                                                                                14.3900
                                                                                13.5900
                                                                                13.7400
                                                                                13.3300
                                                                                13.3500
                                                                                13.5100
                                                                                13.1600
                                                                                13.0800
                                                                                12.4100
                                                                                12.6499
                                                                                12.4000
                                                                                11.7700
                                                                                12.2600
                                                                                12.4300
                                                                                12.7100
                                                                                12.4500
                                                                                12.1500
                                                                                12.4000
                                                                                12.3000
                                                                                12.0500
                                                                                11.6500
                                                                                11.7100
                                                                                11.5300
                                                                                10.8400
                                                                                10.3200
                                                                                10.6600
                                                                                11.6800
                                                                                12.0400
                                                                                10.8400
                                                                                10.7500
                                                                                10.6600
12/31/07                                                                        10.5100


FUND SNAPSHOT

-------------------------------------------------------------------------------------
Common Share Price                                                             $10.51
-------------------------------------------------------------------------------------
Common Share Net Asset Value                                                   $11.02
-------------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                      -4.63%
-------------------------------------------------------------------------------------
Current Distribution Rate(1)                                                    9.53%
-------------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                         $261,081
-------------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURN
(INCEPTION 12/18/02)

--------------------------------------------------------------------------------------
                                                              ON SHARE PRICE   ON NAV
--------------------------------------------------------------------------------------
1-Year                                                            -23.61%      -16.01%

--------------------------------------------------------------------------------------
5-Year                                                              1.31%        3.04%

--------------------------------------------------------------------------------------
Since
Inception                                                           1.30%        3.02%

--------------------------------------------------------------------------------------

INDUSTRIES
(AS A % OF TOTAL INVESTMENTS)(2)

-------------------------------------------------------------------------------------
Commercial Banks                                                                26.2%
-------------------------------------------------------------------------------------
Insurance                                                                       18.3%
-------------------------------------------------------------------------------------
Real Estate/Mortgage                                                            12.8%
-------------------------------------------------------------------------------------
Capital Markets                                                                 12.2%
-------------------------------------------------------------------------------------
Diversified Financial Services                                                  10.6%
-------------------------------------------------------------------------------------
Investment Companies                                                             4.0%
-------------------------------------------------------------------------------------
Media                                                                            3.4%
-------------------------------------------------------------------------------------
Short-Term Investments                                                           1.6%
-------------------------------------------------------------------------------------
Other                                                                           10.9%
-------------------------------------------------------------------------------------


TOP FIVE ISSUERS(3)
(AS A % OF TOTAL INVESTMENTS)

------------------------------------------------------------------------------------
Wachovia Corporation                                                            3.5%
------------------------------------------------------------------------------------
ING Groep N.V.                                                                  3.4%
------------------------------------------------------------------------------------
Deutsche Bank AG                                                                2.9%
------------------------------------------------------------------------------------
Protective Life Corporation                                                     2.3%
------------------------------------------------------------------------------------
Public Storage Inc.                                                             2.2%
------------------------------------------------------------------------------------



1 Current Distribution Rate is based on the Fund's current annualized monthly distribution divided by the Fund's current market price. The Fund's monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a tax return of capital.
2 Excluding derivative transactions.
3 Excluding short-term investments and derivative transactions.

           SHAREHOLDER MEETING REPORT

           The special meeting of shareholders was held in the offices of Nuveen Investments on October 12, 2007; the meeting for Nuveen Quality Preferred Income Fund (JTP), Nuveen Quality Preferred Income Fund 2
           (JPS) and Nuveen Quality Preferred Income Fund 3 was subsequently adjourned to October 22, 2007.

                                                                   JTP                JPS                JHP
-----------------------------------------------------------------------------------------------------------------
                                                                 Common and         Common and         Common and
                                                                  Preferred          Preferred          Preferred
                                                              shares voting      shares voting      shares voting
                                                                   together           together           together
                                                                 as a class         as a class         as a class
-----------------------------------------------------------------------------------------------------------------
TO APPROVE A NEW INVESTMENT MANAGEMENT AGREEMENT:
    For                                                        32,722,345         59,354,289          12,010,979
    Against                                                     1,589,151          3,549,189             572,961
    Abstain                                                     1,363,047          2,339,856             517,554
    Broker Non-Votes                                           11,219,988         21,097,586           4,192,919
-----------------------------------------------------------------------------------------------------------------
    Total                                                      46,894,531         86,340,920          17,294,413
-----------------------------------------------------------------------------------------------------------------
TO APPROVE A NEW SUB-ADVISORY AGREEMENT BETWEEN
NUVEEN ASSET MANAGEMENT AND SPECTRUM ASSET MANAGEMENT, INC.:
    For                                                        32,521,263         58,987,728          11,973,422
    Against                                                     1,733,887          3,773,081             572,140
    Abstain                                                     1,419,393          2,482,525             555,932
    Broker Non-Votes                                           11,219,988         21,097,586           4,192,919
-----------------------------------------------------------------------------------------------------------------
    Total                                                      46,894,531         86,340,920          17,294,413
-----------------------------------------------------------------------------------------------------------------
TO RATIFY THE SELECTION OF ERNST & YOUNG LLP AS THE
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FOR THE CURRENT FISCAL YEAR:
    For                                                        45,171,196         83,084,829          16,655,732
    Against                                                       803,757          1,531,120             296,749
    Abstain                                                       919,578          1,724,971             341,932
-----------------------------------------------------------------------------------------------------------------
    Total                                                      46,894,531         86,340,920          17,294,413
-----------------------------------------------------------------------------------------------------------------

Report of INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

     THE BOARD OF TRUSTEES AND SHAREHOLDERS
     NUVEEN QUALITY PREFERRED INCOME FUND
     NUVEEN QUALITY PREFERRED INCOME FUND 2
     NUVEEN QUALITY PREFERRED INCOME FUND 3
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Quality Preferred Income Fund, Nuveen Quality Preferred Income Fund 2 and Nuveen Quality Preferred Income Fund 3 (the "Funds") as of December 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Quality Preferred Income Fund, Nuveen Quality Preferred Income Fund 2 and Nuveen Quality Preferred Income Fund 3 at December 31, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein in conformity with U.S. generally accepted accounting principles.

                                               (ERNST & YOUNG LLP LOGO)
Chicago, Illinois
February 26, 2008

         JTP
          Nuveen Quality Preferred Income Fund
          Portfolio of INVESTMENTS
                                               as of December 31, 2007

    SHARES   DESCRIPTION (1)                                            COUPON                     RATINGS (2)             VALUE
--------------------------------------------------------------------------------------------------------------------------------
             $25 PAR (OR SIMILAR) PREFERRED SECURITIES - 84.7% (52.7% OF TOTAL INVESTMENTS)
             CAPITAL MARKETS - 9.7%
    40,358   Bear Stearns Capital                                       7.800%                              A2     $     975,049
              Trust III
   252,247   BNY Capital Trust V,                                       5.950%                             Aa3         5,236,648
              Series F
 1,258,400   Deutsche Bank Capital                                      6.550%                             Aa3        27,194,020
              Funding Trust II
     5,000   Goldman Sachs Capital I                                    6.000%                              A1           100,550
              (CORTS)
    15,700   Goldman Sachs Capital I,                                   6.000%                              A1           311,174
              Series A (CORTS)
     7,400   Goldman Sachs Group Inc.                                   5.750%                             AA-           150,590
              (SATURNS)
     1,200   Goldman Sachs Group                                        6.000%                             AA-            24,300
              Inc., Series 2003-06
              (SATURNS)
    14,000   Goldman Sachs Group                                        6.000%                              A1           279,160
              Inc., Series 2004-04
              (SATURNS)
    19,200   Goldman Sachs Group                                        6.000%                              A1           383,232
              Inc., Series 2004-06
              (SATURNS)
    26,500   Goldman Sachs Group                                        6.000%                              A1           524,170
              Inc., Series GSC-3
              (PPLUS)
     4,600   Goldman Sachs Group                                        6.000%                              A1            90,942
              Inc., Series GSC-4
              Class A (PPLUS)
     6,500   Goldman Sachs Group                                        6.000%                             AA-           135,850
              Inc., Series GSG-1
              (PPLUS)
   108,649   Lehman Brothers Holdings                                   6.375%                              A2         2,162,115
              Capital Trust III,
              Series K
    85,700   Lehman Brothers Holdings                                   6.375%                              A2         1,765,420
              Capital Trust IV,
              Series L
    10,900   Lehman Brothers Holdings                                   6.000%                              A2           208,190
              Capital Trust V, Series
              M
    84,920   Lehman Brothers Holdings                                   6.240%                              A2         1,732,368
              Capital Trust VI,
              Series N
   122,413   Merrill Lynch Preferred                                    7.000%                              A2         2,546,190
              Capital Trust III
    94,500   Merrill Lynch Preferred                                    7.120%                              A2         2,069,550
              Capital Trust IV
   178,400   Merrill Lynch Preferred                                    7.280%                              A2         3,924,800
              Capital Trust V
   169,526   Morgan Stanley Capital                                     6.250%                              A1         3,239,642
              Trust III
   167,669   Morgan Stanley Capital                                     6.250%                              A1         3,194,094
              Trust IV
   515,305   Morgan Stanley Capital                                     6.600%                              A1        10,331,865
              Trust VI
   144,324   Morgan Stanley Capital                                     6.600%                              A2         2,830,194
              Trust VII
--------------------------------------------------------------------------------------------------------------------------------
             Total Capital Markets                                                                                    69,410,113
             -------------------------------------------------------------------------------------------------------------------
             COMMERCIAL BANKS - 12.5%
   121,050   ABN AMRO Capital Fund                                      5.900%                              A1         2,203,110
              Trust V
   105,400   ASBC Capital I                                             7.625%                              A3         2,529,600
    18,900   BAC Capital Trust VIII                                     6.000%                             Aa2           371,385
     8,400   BAC Capital Trust X                                        6.250%                             Aa2           172,284
    83,021   Banco Santander Finance                                    6.410%                             Aa3         1,830,613
   190,081   Banco Santander Finance,                                   6.500%                               A         3,967,941
              144A
   206,386   Banco Santander Finance,                                   6.800%                             Aa3         4,550,811
              144A
     7,700   BancorpSouth Capital                                       8.150%                            Baa1           192,500
              Trust I
    84,500   Banesto Holdings, Series                                  10.500%                              A1         2,603,656
              A, 144A
    64,300   Bank One Capital Trust                                     7.200%                             Aa3         1,498,190
              VI
   178,900   Barclays Bank PLC                                          7.750%                             Aa3         4,508,280
    57,600   Barclays Bank PLC                                          7.100%                             Aa3         1,368,000
     5,817   Barclays Bank PLC                                          6.625%                             Aa3           126,345
   189,400   Citizens Funding Trust I                                   7.500%                            Baa2         2,935,700
   116,800   Cobank ABC, 144A                                           7.000%                               A         5,902,722
   252,500   Fifth Third Capital                                        7.250%                              A1         5,252,000
              Trust VI
    13,000   Fleet Capital Trust VIII                                   7.200%                             Aa2           305,500
     4,400   HSBC Finance Corporation                                   6.875%                             AA-           103,268
    91,915   KeyCorp Capital Trust IX                                   6.750%                            Baa1         1,741,789
   859,900   National City Capital                                      6.625%                              A3        14,231,345
              Trust II
    12,300   National City Capital                                      6.625%                              A3           205,410
              Trust III
   200,000   PFCI Capital Corporation                                   7.750%                              A-         5,168,760
     6,750   PNC Capital Trust                                          6.125%                              A2           141,750
    80,633   Royal Bank of Scotland                                     5.750%                              A1         1,447,362
              Group PLC, Series L
   224,762   Royal Bank of Scotland                                     6.350%                              A1         4,382,859
              Group PLC, Series N
    88,739   Royal Bank of Scotland                                     7.250%                             Aa3         2,048,984
              Group PLC, Series T
    10,000   Royal Bank of Scotland                                     6.600%                             Aa3           202,600
              Group PLC
    23,600   USB Capital Trust XI                                       6.600%                              A1           499,140
    29,760   VNB Capital Trust I                                        7.750%                              A3           736,262
    85,000   Wachovia Capital Trust                                     6.375%                              A1         1,695,750
              IX
    20,000   Wachovia Corporation                                       8.000%                               A           506,000
   238,800   Wells Fargo Capital                                        7.000%                             Aa2         5,516,280
              Trust V

    SHARES   DESCRIPTION (1)                                            COUPON                     RATINGS (2)             VALUE
--------------------------------------------------------------------------------------------------------------------------------
             COMMERCIAL BANKS (continued)
    18,925   Wells Fargo Capital                                        5.850%                             Aa2     $     381,717
              Trust VII
   382,750   Zions Capital Trust B                                      8.000%                            BBB-         9,469,235
--------------------------------------------------------------------------------------------------------------------------------
             Total Commercial Banks                                                                                   88,797,148
             -------------------------------------------------------------------------------------------------------------------
             COMPUTERS & PERIPHERALS - 0.0%
     2,996   IBM Inc., Trust                                            7.100%                              A+            74,001
              Certificates, Series
              2001-2
     1,500   IBM Trust IV (CORTS)                                       7.000%                              A+            37,170
--------------------------------------------------------------------------------------------------------------------------------
             Total Computers &                                                                                           111,171
              Peripherals
             -------------------------------------------------------------------------------------------------------------------
             DIVERSIFIED FINANCIAL SERVICES - 11.7%
    42,600   Allied Capital                                             6.875%                            BBB+           724,200
              Corporation
   599,640   BAC Capital Trust XII                                      6.875%                             Aa3        13,551,864
   321,730   Citigroup Capital Trust                                    6.950%                              A+         6,772,417
              VIII
     4,000   Citigroup Capital Trust                                    6.000%                              A+            74,200
              IX
    11,500   Citigroup Capital XIV                                      6.875%                              A+           232,875
   418,650   Citigroup Capital XV                                       6.500%                             Aa3         8,142,743
    30,900   Citigroup Capital XVI                                      6.450%                              A+           586,791
   370,100   Citigroup Capital XIX                                      7.250%                              A+         8,142,200
   295,700   Deutsche Bank Capital                                      6.375%                               A         6,271,797
              Funding Trust VIII
     4,100   General Electric Capital                                   6.450%                             AAA           105,575
              Corporation
     5,100   General Electric Capital                                   6.100%                             AAA           121,788
              Corporation
       100   General Electric Capital                                   5.875%                             AAA             2,321
              Corporation
 1,006,258   ING Groep N.V.                                             7.200%                              A1        22,560,304
   569,000   ING Groep N.V.                                             7.050%                               A        12,461,100
     8,741   ING Groep N.V.                                             6.375%                              A1           175,956
     8,800   JPMorgan Chase Capital                                     5.875%                             Aa3           173,184
              Trust XI
   127,185   Royal Bank of Scotland                                     6.125%                              A1         2,429,234
              Group PLC, Series R
    31,815   Royal Bank of Scotland                                     6.750%                              A1           662,388
              Public Limited Company,
              Series 2006Q
--------------------------------------------------------------------------------------------------------------------------------
             Total Diversified                                                                                        83,190,937
              Financial Services
             -------------------------------------------------------------------------------------------------------------------
             DIVERSIFIED TELECOMMUNICATION SERVICES - 0.6%
    99,000   AT&T Inc.                                                  6.375%                               A         2,387,880
    13,300   BellSouth Capital                                          7.100%                               A           296,756
              Funding (CORTS)
    74,635   BellSouth Corporation                                      7.000%                               A         1,538,414
              (CORTS)
     2,200   Verizon Communications                                     7.625%                               A            55,308
              (CORTS)
    12,200   Verizon Communications,                                    6.125%                              A+           267,058
              Series 2004-1 (SATURNS)
     1,100   Verizon Global Funding                                     6.250%                               A            25,410
              Corporation Trust III,
              Series III (CORTS)
--------------------------------------------------------------------------------------------------------------------------------
             Total Diversified                                                                                         4,570,826
              Telecommunication
              Services
             -------------------------------------------------------------------------------------------------------------------
             ELECTRIC UTILITIES - 2.1%
    77,740   DTE Energy Trust I                                         7.800%                            Baa3         1,939,613
   109,205   Entergy Louisiana LLC                                      7.600%                              A-         2,674,430
     2,000   Entergy Mississippi                                        7.250%                              A-            50,660
              Inc.
    78,400   FPL Group Capital Inc.                                     6.600%                              A3         1,881,600
       400   Georgia Power Company                                      5.750%                               A             8,760
    36,500   National Rural Utilities                                   6.100%                              A3           774,165
              Cooperative Finance
              Corporation
    15,125   National Rural Utilities                                   5.950%                              A3           319,743
              Cooperative Finance
              Corporation
   111,500   PPL Energy Supply LLC                                      7.000%                             BBB         2,770,775
   191,400   Virginia Power Capital                                     7.375%                             BBB         4,668,246
              Trust
--------------------------------------------------------------------------------------------------------------------------------
             Total Electric Utilities                                                                                 15,087,992
             -------------------------------------------------------------------------------------------------------------------
             FOOD PRODUCTS - 0.4%
    29,900   Dairy Farmers of America                                   7.875%                            BBB-         2,956,363
              Inc., 144A,
--------------------------------------------------------------------------------------------------------------------------------
             HOUSEHOLD DURABLES - 0.5%
   173,624   Pulte Homes Inc.                                           7.375%                             BB+         3,326,636
--------------------------------------------------------------------------------------------------------------------------------
             INSURANCE - 17.8%
   642,200   Ace Ltd., Series C                                         7.800%                             BBB        15,348,580
    14,840   Aegon N.V.                                                 6.875%                              A-           314,608
 1,161,650   Aegon N.V.                                                 6.375%                              A-        22,942,587
    75,053   AMBAC Financial Group                                      5.950%                              AA         1,354,707
              Inc.
    44,000   AMBAC Financial Group                                      5.875%                              AA           784,520
              Inc.
   354,600   American International                                     7.700%                             Aa3         8,882,730
              Group
    15,500   Arch Capital Group                                         7.785%                            BBB-           359,600
              Limited, Series B
   513,512   Arch Capital Group                                         8.000%                            BBB-        12,832,665
              Limited

         JTP
        Nuveen Quality Preferred Income Fund (continued)
        Portfolio of INVESTMENTS as of December 31, 2007

    SHARES   DESCRIPTION (1)                                            COUPON                     RATINGS (2)             VALUE
--------------------------------------------------------------------------------------------------------------------------------
             INSURANCE (continued)
   382,400   Berkley WR Corporation,                                    6.750%                            BBB-     $   8,018,928
              Capital Trust II
   216,600   Delphi Financial Group,                                    8.000%                            BBB+         5,135,586
              Inc.
   229,900   Delphi Financial Group,                                    7.376%                            BBB-         4,240,506
              Inc.
   466,600   EverestRe Capital Trust                                    6.200%                            Baa1         8,781,412
              II
     4,000   Financial Security                                         6.875%                              AA            78,920
              Assurance Holdings
     4,600   Financial Security                                         6.250%                              AA            83,950
              Assurance Holdings
    34,500   Lincoln National Capital                                   6.750%                              A-           777,975
              Trust VI
   265,920   Markel Corporation                                         7.500%                            BBB-         6,411,331
   296,700   PartnerRe Limited,                                         6.750%                            BBB+         5,714,442
              Series C
    77,700   PartnerRe Limited,                                         6.500%                            BBB+         1,459,983
              Series D
    80,700   PLC Capital Trust III                                      7.500%                            BBB+         1,834,311
   414,700   PLC Capital Trust IV                                       7.250%                            BBB+         9,123,400
     7,900   PLC Capital Trust V                                        6.125%                            BBB+           150,653
    20,200   Protective Life                                            7.250%                             BBB           441,370
              Corporation
     8,300   Prudential Financial                                       6.000%                              A+           170,648
              Inc. (CORTS)
   264,265   Prudential PLC                                             6.750%                               A         5,375,150
   284,502   RenaissanceRe Holdings                                     6.600%                             BBB         5,274,667
              Limited
    65,100   RenaissanceRe Holdings                                     7.300%                             BBB         1,415,925
              Limited, Series B
--------------------------------------------------------------------------------------------------------------------------------
             Total Insurance                                                                                         127,309,154
             -------------------------------------------------------------------------------------------------------------------
             IT SERVICES - 0.1%
    31,500   Vertex Industries Inc.                                     7.625%                               A           794,430
              (PPLUS)
--------------------------------------------------------------------------------------------------------------------------------
             MEDIA - 6.0%
   110,600   CBS Corporation                                            7.250%                             BBB         2,392,278
   167,800   CBS Corporation                                            6.750%                             BBB         3,230,150
    96,609   Comcast Corporation                                        7.000%                            BBB+         2,197,855
   735,519   Comcast Corporation                                        7.000%                            BBB+        16,505,046
    16,400   Comcast Corporation                                        6.625%                            BBB+           337,676
   828,932   Viacom Inc.                                                6.850%                             BBB        18,253,083
--------------------------------------------------------------------------------------------------------------------------------
             Total Media                                                                                              42,916,088
             -------------------------------------------------------------------------------------------------------------------
             OIL, GAS & CONSUMABLE FUELS - 1.7%
   532,932   Nexen Inc.                                                 7.350%                            Baa3        12,358,693
--------------------------------------------------------------------------------------------------------------------------------
             PHARMACEUTICALS - 0.1%
    20,500   Bristol-Myers Squibb                                       6.250%                              A+           430,500
              Company (CORTS)
    14,300   Bristol-Myers Squibb                                       6.800%                              A+           327,184
              Company Trust (CORTS)
--------------------------------------------------------------------------------------------------------------------------------
             Total Pharmaceuticals                                                                                       757,684
             -------------------------------------------------------------------------------------------------------------------
             REAL ESTATE/MORTGAGE - 17.0%
    41,158   AMB Property                                               6.750%                            Baa2           868,434
              Corporation, Series M
   196,300   AMB Property                                               6.850%                            Baa2         4,210,635
              Corporation, Series P
    12,500   AvalonBay Communities,                                     8.700%                             BBB           316,625
              Inc., Series H
    30,100   Developers Diversified                                     7.500%                            BBB-           624,274
              Realty Corporation
    47,300   Developers Diversified                                     8.000%                            BBB-         1,061,885
              Realty Corporation,
              Series G
   406,800   Developers Diversified                                     7.375%                            BBB-         8,339,400
              Realty Corporation,
              Series H
   155,700   Duke Realty Corporation,                                   6.600%                             BBB         3,059,505
              Series L
    51,700   Duke Realty Corporation,                                   7.250%                             BBB         1,066,054
              Series N
   279,400   First Industrial Realty                                    7.250%                            BBB-         5,657,850
              Trust, Inc., Series J
   577,039   HRPT Properties Trust,                                     8.750%                            BBB-        14,402,893
              Series B
   600,300   Kimco Realty                                               7.750%                            BBB+        13,917,956
              Corporation, Series G
     3,600   Prologis Trust, Series F                                   6.750%                             BBB            76,464
   107,400   Prologis Trust, Series G                                   6.750%                             BBB         2,257,548
   455,900   PS Business Parks, Inc.                                    7.000%                            BBB-         8,935,640
    57,970   PS Business Parks, Inc.,                                   6.875%                            BBB-         1,113,024
              Series I
   240,000   PS Business Parks, Inc.,                                   7.600%                            BBB-         5,049,600
              Series L
     1,700   PS Business Parks, Inc.,                                   7.375%                            BBB-            34,595
              Series O
     4,000   Public Storage, Inc.                                       7.125%                            BBB+            84,960
    17,100   Public Storage, Inc.                                       6.750%                            BBB+           336,015
    64,800   Public Storage, Inc.,                                      6.600%                            BBB+         1,224,720
              Series C
     5,200   Public Storage, Inc.,                                      6.750%                            BBB+           101,972
              Series E
    59,400   Public Storage, Inc.,                                      6.450%                            BBB+         1,119,690
              Series F
   367,196   Public Storage, Inc.,                                      7.250%                            BBB+         7,729,476
              Series K
    95,200   Public Storage, Inc.,                                      6.625%                            BBB+         1,808,800
              Series M
   347,600   Public Storage, Inc.,                                      7.500%                            BBB+         7,751,480
              Series V

    SHARES   DESCRIPTION (1)                                            COUPON                     RATINGS (2)             VALUE
--------------------------------------------------------------------------------------------------------------------------------
             REAL ESTATE/MORTGAGE (continued)
     3,371   Public Storage, Inc.,                                      6.450%                            BBB+     $      63,375
              Series X
   107,100   Public Storage, Inc.,                                      6.850%                            BBB+         2,289,263
              Series Y
    83,500   Realty Income                                              7.375%                            BBB-         1,974,775
              Corporation
   110,400   Realty Income                                              6.750%                            BBB-         2,336,064
              Corporation, Series E
    47,500   Regency Centers                                            7.450%                            BBB-         1,047,375
              Corporation
    22,600   Regency Centers                                            7.250%                            BBB-           465,560
              Corporation
   323,633   Vornado Realty Trust,                                      6.625%                            BBB-         6,365,861
              Series G
    40,200   Vornado Realty Trust,                                      6.750%                            BBB-           829,326
              Series H
    91,500   Vornado Realty Trust,                                      6.625%                            BBB-         1,808,955
              Series I
   579,400   Wachovia Preferred                                         7.250%                              A2        13,146,586
              Funding Corporation
     2,300   Weingarten Realty Trust,                                   6.950%                              A-            47,610
              Series E
--------------------------------------------------------------------------------------------------------------------------------
             Total Real                                                                                              121,524,245
              Estate/Mortgage
             -------------------------------------------------------------------------------------------------------------------
             THRIFTS & MORTGAGE FINANCE - 2.7%
    13,400   Countrywide Capital                                        8.050%                            BBB-           162,140
              Trust III (PPLUS)
   717,384   Countrywide Capital                                        6.750%                            BBB-         8,457,957
              Trust IV
   792,505   Countrywide Capital                                        7.000%                            BBB-         9,074,182
              Trust V
    60,800   Harris Preferred Capital                                   7.375%                              A1         1,372,864
              Corporation, Series A
--------------------------------------------------------------------------------------------------------------------------------
             Total Thrifts & Mortgage                                                                                 19,067,143
              Finance
             -------------------------------------------------------------------------------------------------------------------
             U.S. AGENCY - 1.2%
    19,300   Federal Home Loan                                          6.550%                             AA-           448,725
              Mortgage Corporation
    77,000   Federal Home Loan                                          8.375%                             AA-         2,013,550
              Mortgage Corporation
   125,000   Federal National                                           7.000%                             AA-         5,792,975
              Mortgage Association
--------------------------------------------------------------------------------------------------------------------------------
             Total U.S. Agency                                                                                         8,255,250
             -------------------------------------------------------------------------------------------------------------------
             WIRELESS TELECOMMUNICATION SERVICES - 0.6%
   159,700   United States Cellular                                     8.750%                              A-         3,982,922
              Corporation
--------------------------------------------------------------------------------------------------------------------------------
             TOTAL $25 PAR (OR SIMILAR) PREFERRED                                                                    604,416,795
              SECURITIES (COST $715,539,654)
             ===================================================================================================================
   PRINCIPAL
AMOUNT (000)   DESCRIPTION (1)                                            COUPON        MATURITY     RATINGS (2)             VALUE
----------------------------------------------------------------------------------------------------------------------------------
               CORPORATE BONDS - 1.3% (0.8% OF TOTAL INVESTMENTS)
               COMMERCIAL BANKS - 1.3%
 $    8,600    Swedbank                                                   7.500%         9/27/49             Aa2     $   9,116,138
                ForeningsSparbanken AB,
                144A
----------------------------------------------------------------------------------------------------------------------------------
 $    8,600    TOTAL CORPORATE BONDS                                                                                     9,116,138
                (COST $9,387,889)
==================================================================================================================================
   PRINCIPAL
AMOUNT (000)/
      SHARES    DESCRIPTION (1)                                           COUPON        MATURITY     RATINGS (2)             VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                CAPITAL PREFERRED SECURITIES - 66.4% (41.3% OF TOTAL INVESTMENTS)
                CAPITAL MARKETS - 4.9%
      2,500     Bank of New York Capital                                   7.970%        12/31/26             Aa3     $   2,589,675
                 I, Series B
      2,250     C.A. Preferred Fund                                        7.000%        10/30/49              A1         2,191,093
                 Trust II
      8,250     C.A. Preferred Funding                                     7.000%         1/30/49              A1         8,044,880
                 Trust
     11,400     Dresdner Funding Trust                                     8.151%         6/30/31              A1        11,657,788
                 I, 144A
      1,900     MUFG Capital Finance 2                                     4.850%         7/25/56            BBB+         2,357,586
      2,000     Schwab Capital Trust I                                     7.500%        11/15/37              A3         2,016,068
      5,500     UBS Preferred Funding                                      8.622%        10/29/49             Aa2         5,930,287
                 Trust I
-----------------------------------------------------------------------------------------------------------------------------------
                Total Capital Markets                                                                                    34,787,377
                -------------------------------------------------------------------------------------------------------------------
                COMMERCIAL BANKS - 36.6%
      4,000     AB Svensk Exportkredit,                                    6.375%        10/27/49             AA-         3,978,848
                 144A
     19,850     Abbey National Capital                                     8.963%         6/30/50              A+        23,378,495
                 Trust I
     23,000     AgFirst Farm Credit Bank                                   8.393%        12/15/16              A-        24,485,799
      3,000     AgFirst Farm Credit Bank                                   7.300%        12/15/53              A-         2,830,005
      2,500     Bank One Capital III                                       8.750%         9/01/30             Aa3         2,902,340
      1,500     BanPonce Trust I, Series                                   8.327%         2/01/27            Baa1         1,566,515
                 A
      7,200     Barclays Bank PLC, 144A                                    8.550%         6/15/49             Aa3         7,589,354
      2,000     Barclays Bank PLC                                          7.434%        12/15/57             Aa3         2,081,952
      6,000     BBVA International                                         5.919%        10/18/49              A1         5,260,974
                 Preferred S.A.,
                 Unipersonal
      2,000     BNP Paribas                                                7.195%        12/25/57             AA-         1,977,780

         JTP
        Nuveen Quality Preferred Income Fund (continued)
        Portfolio of INVESTMENTS as of December 31, 2007

    PRINCIPAL
AMOUNT (000)/
       SHARES   DESCRIPTION (1)                                            COUPON        MATURITY     RATINGS (2)             VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                COMMERCIAL BANKS (continued)
      7,500     Capital One Capital IV                                     6.745%         2/17/37            Baa1     $   5,591,168
                 Corporation
      2,000     CBG Florida REIT                                           7.114%        11/15/49            Baa3         1,861,446
                 Corporation
      3,000     Centura Capital Trust I,                                   8.845%         6/01/27              A2         3,132,600
                 144A
      2,000     Corestates Capital Trust                                   8.000%        12/15/26              A+         2,070,654
                 I, 144A
      1,700     DBS Capital Funding                                        7.657%         3/15/49             Aa3         1,817,830
                 Corporation, 144A
     11,500     Den Norske Bank, 144A                                      7.729%         6/29/49             Aa3        12,262,186
      1,500     First Midwest Bancorp                                      6.950%        12/01/33            Baa1         1,376,414
                 Inc.
      4,700     HBOS Capital Funding LP,                                   6.850%         3/23/49              A1         4,121,933
                 Notes
     15,400     HBOS PLC, Series, 144A                                     6.413%         4/01/49              A1        12,566,123
      5,750     HSBC Capital Funding LP,                                   9.547%        12/31/49              A1         6,288,143
                 144A
     17,150     HSBC Capital Funding LP,                                  10.176%         6/30/50              A1        21,706,378
                 Debt
      3,000     HT1 Funding, GmbH                                          6.352%         6/30/57              A-         4,032,114
     13,000     KBC Bank Fund Trust III,                                   9.860%         5/02/50              A1        13,971,906
                 144A
      2,000     KeyCorp Capital III                                        7.750%         7/15/29              A3         2,192,214
      3,390     Lloyds TSB Bank PLC,                                       6.900%        11/22/49             Aa2         3,295,470
                 Subordinated Note
     12,000     Mizuho Financial Group                                     8.375%         4/27/49             Aa3        12,128,280
      7,755     Nordbanken AB, 144A                                        8.950%        11/29/49             Aa3         8,351,895
        700     Northgroup Preferred                                       6.378%        10/15/57              A1           620,556
                 Capital Corporation,
                 144A
      2,000     Popular North American                                     6.564%         9/15/34            Baa1         1,787,800
                 Capital Trust I
     17,500     Reliance Capital Trust                                     8.170%         5/01/28             N/R        18,400,533
                 I, Series B
      1,500     Royal Bank of Scotland                                     7.640%         3/31/49              A1         1,544,777
                 Group PLC, Series U
      9,400     Shinsei Finance II                                         7.160%         7/25/49            Baa2         7,957,692
                 Cayman Limited,
                 Perpetual Maturity,
                 144A
      5,000     Sparebanken Rogaland,                                      6.443%         5/01/49              A2         4,940,135
                 Notes, 144A
      2,600     Standard Chartered PLC,                                    6.409%         1/30/57            BBB+         2,358,738
                 144A
      3,600     Standard Chartered PLC,                                    7.014%         1/30/58            BBB+         3,418,844
                 144A
      6,100     Swedbank                                                   9.000%         9/17/50             Aa3         6,518,076
                 ForeningsSparbanken AB,
                 144A
      4,700     Unicredito Italiano                                        9.200%         4/05/51              A1         5,125,030
                 Capital Trust, 144A
        800     Union Bank of Norway                                       7.068%        11/19/49              A2         1,206,472
      4,000     Wachovia Capital Trust                                     7.640%         1/15/27              A1         4,156,252
                 I, Capital Securities,
                 144A
     14,900     Washington Mutual                                          7.250%         3/15/49             BBB         9,801,727
                 Preferred Funding
                 Cayman, Series A-1,
                 144A
-----------------------------------------------------------------------------------------------------------------------------------
                Total Commercial Banks                                                                                  260,655,448
                -------------------------------------------------------------------------------------------------------------------
                DIVERSIFIED FINANCIAL SERVICES - 4.1%
      1,500     BNP Paribas Capital                                        9.003%        12/29/49             AA-         1,606,253
                 Trust, 144A
      3,500     Fulton Capital Trust I                                     6.290%         2/01/36              A3         2,637,177
      7,400     JPMorgan Chase Capital                                     6.950%         8/17/36             Aa3         7,050,002
                 Trust XVIII
      8,000     MBNA Corporation,                                          8.278%        12/01/26             Aa2         8,318,912
                 Capital Trust A
      1,809     MM Community Funding                                       8.030%         6/15/31             Aaa         1,876,950
                 Trust I Limited
      8,100     Old Mutual Capital                                         8.000%         6/22/53            Baa2         8,122,680
                 Funding, Notes
-----------------------------------------------------------------------------------------------------------------------------------
                Total Diversified                                                                                        29,611,974
                 Financial Services
                -------------------------------------------------------------------------------------------------------------------
                DIVERSIFIED TELECOMMUNICATION SERVICES - 1.8%
         11     Centaur Funding                                            9.080%         4/21/20             BBB        13,057,031
                 Corporation, Series B,
                 144A
-----------------------------------------------------------------------------------------------------------------------------------
                INSURANCE - 12.8%
      7,570     Ace Capital Trust II                                       9.700%         4/01/30            Baa1         9,614,672
      2,000     American General Capital                                   8.500%         7/01/30             Aa3         2,345,738
                 II
     19,000     AXA S.A., 144A                                             6.463%        12/14/49            BBB+        17,141,249
      5,800     Great West Life and                                        7.153%         5/16/46              A-         5,818,079
                 Annuity Insurance
                 Company
      5,000     MetLife Capital Trust IV                                   7.880%        12/15/67            BBB+         5,109,160
      3,500     MetLife Inc.                                               6.400%        12/15/66            BBB+         3,217,736
      1,400     Nationwide Financial                                       7.899%         3/01/37            Baa1         1,442,405
                 Services Capital Trust
      4,100     Nationwide Financial                                       6.750%         5/15/67            Baa1         3,787,965
                 Services Inc.
      6,500     Oil Insurance Limited,                                     7.558%        12/30/49            Baa1         6,643,832
                 144A
      6,100     Progressive Corporation                                    6.700%         6/15/37              A2         5,672,665
      2,000     Prudential PLC                                             6.500%         6/29/49               A         1,796,050
     10,200     QBE Capital Funding                                        6.797%         6/01/49             BBB         9,783,809
                 Trust II, 144A
     22,000     XL Capital, Limited                                        6.500%        10/15/57             BBB        19,267,974
-----------------------------------------------------------------------------------------------------------------------------------
                Total Insurance                                                                                          91,641,334
                -------------------------------------------------------------------------------------------------------------------
                OIL, GAS & CONSUMABLE FUELS - 0.7%
      5,860     KN Capital Trust III                                       7.630%         4/15/28              B1         5,315,020
-----------------------------------------------------------------------------------------------------------------------------------

    PRINCIPAL
AMOUNT (000)/
       SHARES   DESCRIPTION (1)                                            COUPON        MATURITY     RATINGS (2)             VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                REAL ESTATE - 3.6%

         19     Firstar Realty LLC, 144A                                   8.875%        12/31/50             Aa3     $  25,828,124
-----------------------------------------------------------------------------------------------------------------------------------
                ROAD & RAIL - 1.0%

      7,600     Burlington Northern                                        6.613%        12/15/55             BBB         7,114,672
                 Santa Fe Funding Trust
                 I
-----------------------------------------------------------------------------------------------------------------------------------
                THRIFTS & MORTGAGE FINANCE - 0.9%

      3,000     Caisse Nationale Des                                       6.750%         1/27/49              A+         2,899,791
                 Caisses d'Epargne et de
                 Prevoyance
        800     Onbank Capital Trust I                                     9.250%         2/01/27              A3           839,236
      4,600     Washington Mutual                                          6.665%         3/15/57             BBB         2,717,954
                 Preferred Funding Trust
                 II
-----------------------------------------------------------------------------------------------------------------------------------
                Total Thrifts & Mortgage                                                                                  6,456,981
                 Finance
                -------------------------------------------------------------------------------------------------------------------
                TOTAL CAPITAL PREFERRED                                                                                 474,467,961
                 SECURITIES (COST
                 $503,417,626)
                ===================================================================================================================
     SHARES     DESCRIPTION (1)                                                                                             VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                INVESTMENT COMPANIES - 5.6% (3.5% OF TOTAL INVESTMENTS)

    251,398     Blackrock Preferred and                                                                               $   4,034,938
                 Corporate Income
                 Strategies Fund
    601,789     Blackrock Preferred                                                                                       9,586,499
                 Income Strategies Fund
    100,221     Blackrock Preferred                                                                                       1,734,826
                 Opportunity Trust
    643,692     Flaherty and                                                                                             10,402,063
                 Crumrine/Claymore
                 Preferred Securities
                 Income Fund Inc.
    216,228     Flaherty and                                                                                              3,649,929
                 Crumrine/Claymore Total
                 Return Fund Inc.
     48,147     John Hancock Preferred                                                                                      913,347
                 Income Fund
     52,729     John Hancock Preferred                                                                                      987,087
                 Income Fund II
    497,219     John Hancock Preferred                                                                                    8,969,831
                 Income Fund III
-----------------------------------------------------------------------------------------------------------------------------------
                TOTAL INVESTMENT                                                                                         40,278,520
                 COMPANIES (COST
                 $49,277,335)
                ===================================================================================================================
  PRINCIPAL
AMOUNT (000)    DESCRIPTION (1)                                          COUPON        MATURITY                             VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 0.1% (0.1% OF TOTAL INVESTMENTS)

 $    1,000     United States of America                                   3.625%        10/31/09                     $   1,010,157
                 Treasury Notes
-----------------------------------------------------------------------------------------------------------------------------------
 $    1,000     TOTAL U.S. GOVERNMENT                                                                                     1,010,157
                 AND AGENCY OBLIGATIONS
                 (COST $1,010,765)
===================================================================================================================================
  PRINCIPAL
AMOUNT (000)    DESCRIPTION (1)                                          COUPON        MATURITY                             VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 2.6% (1.6% OF TOTAL INVESTMENTS)

 $   18,321     Repurchase Agreement                                       1.000%         1/02/08                     $  18,321,137
                 with Fixed Income
                 Clearing Corporation,
                 dated 12/31/07,
                 repurchase price
                 $18,322,155,
                 collateralized by
                 $13,400,000 U.S.
                 Treasury Bonds, 7.625%,
                 due 2/15/25, value
                 $18,693,000
-----------------------------------------------------------------------------------------------------------------------------------
                TOTAL SHORT-TERM                                                                                         18,321,137
                 INVESTMENTS (COST
                 $18,321,137)
                ===================================================================================================================
                TOTAL INVESTMENTS (COST                                                                               1,147,610,708
                $1,296,954,406) -- 160.7%
                -------------------------------------------------------------------------------------------------------------------
                OTHER ASSETS LESS                                                                                         6,333,861
                 LIABILITIES - 0.9%
                ===================================================================================================================
                FUNDPREFERRED SHARES, AT                                                                               (440,000,000)
                 LIQUIDATION
                 VALUE -- (61.6)% (3)
                -------------------------------------------------------------------------------------------------------------------
                NET ASSETS APPLICABLE TO                                                                              $ 713,944,569
                 COMMON SHARES -- 100%
                ===================================================================================================================

INTEREST RATE SWAPS OUTSTANDING AT DECEMBER 31, 2007:

                                            FUND                                      FIXED RATE                     UNREALIZED
                        NOTIONAL     PAY/RECEIVE       FLOATING RATE     FIXED RATE      PAYMENT   TERMINATION     APPRECIATION
   COUNTERPARTY           AMOUNT   FLOATING RATE               INDEX   (ANNUALIZED)    FREQUENCY          DATE   (DEPRECIATION)
   ----------------------------------------------------------------------------------------------------------------------------
   Citigroup Inc.   $110,000,000         Receive   1-Month USD-LIBOR          4.350%     Monthly       8/29/09   $    (987,076)
   ============================================================================================================================

                 USD-LIBOR (United States Dollar-London Inter-Bank Offered Rate)

         JTP
        Nuveen Quality Preferred Income Fund (continued)
        Portfolio of INVESTMENTS as of December 31, 2007

        (1)      All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
        (2)      Ratings (not covered by the report of independent registered public accounting firm):
                 Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor
                 Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.
        (3)      FundPreferred Shares, at Liquidation Value as a percentage of total investments is
                 (38.3)%.
        N/R      Not rated.
       144A      Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.
      CORTS      Corporate Backed Trust Securities.
      PPLUS      PreferredPlus Trust.
    SATURNS      Structured Asset Trust Unit Repackaging.

                                 See accompanying notes to financial statements.

         JPS
          Nuveen Quality Preferred Income Fund 2
          Portfolio of INVESTMENTS
                                               as of December 31, 2007

    SHARES   DESCRIPTION (1)                                COUPON                 RATINGS (2)              VALUE
-----------------------------------------------------------------------------------------------------------------
             $25 PAR (OR SIMILAR) PREFERRED SECURITIES - 83.8% (53.6% OF TOTAL INVESTMENTS)
             CAPITAL MARKETS - 5.8%
    51,724   Bear Stearns Capital                           7.800%                         A2      $    1,249,652
              Trust III
    18,700   BNY Capital Trust IV,                          6.875%                        Aa3             430,100
              Series E
    31,993   BNY Capital Trust V,                           5.950%                        Aa3             664,175
              Series F
 1,306,900   Deutsche Bank Capital                          6.550%                        Aa3          28,242,109
              Funding Trust II
    10,700   Goldman Sachs Capital I                        6.000%                         A1             215,177
              (CORTS)
    14,000   Goldman Sachs Capital I,                       6.000%                         A1             277,480
              Series A (CORTS)
     4,800   Goldman Sachs Group Inc.                       5.750%                        AA-              97,680
              (SATURNS)
     1,900   Goldman Sachs Group Inc.,                      6.000%                        AA-              38,475
              Series 2003-06 (SATURNS)
     6,600   Goldman Sachs Group Inc.,                      5.625%                        Aa3             127,182
              Series 2003-11 (SATURNS)
    35,900   Goldman Sachs Group Inc.,                      6.000%                         A1             715,846
              Series 2004-04 (SATURNS)
     7,000   Goldman Sachs Group Inc.,                      6.000%                         A1             139,720
              Series 2004-06 (SATURNS)
    10,200   Goldman Sachs Group Inc.,                      6.000%                         A1             200,430
              Series 2004-4 (CORTS)
    16,800   Goldman Sachs Group Inc.,                      6.000%                         A1             332,304
              Series GSC-3 (PPLUS)
    12,700   Goldman Sachs Group Inc.,                      6.000%                         A1             251,079
              Series GSC-4 Class A
              (PPLUS)
    14,800   Goldman Sachs Group Inc.,                      6.000%                        AA-             309,320
              Series GSG-1 (PPLUS)
     7,400   Goldman Sachs Group Inc.,                      5.750%                        AA-             147,038
              Series GSG-2 (PPLUS)
     3,200   JPMorgan Chase Capital                         6.625%                        Aa3              70,080
              Trust XIX, Series S
   228,000   Lehman Brothers Holdings                       6.375%                         A2           4,537,200
              Capital Trust III,
              Series K
   103,600   Lehman Brothers Holdings                       6.375%                         A2           2,134,160
              Capital Trust IV, Series
              L
    56,200   Lehman Brothers Holdings                       6.000%                         A2           1,073,420
              Capital Trust V, Series
              M
     5,400   Lehman Brothers Holdings                       6.240%                         A2             110,160
              Capital Trust VI, Series
              N
   197,781   Merrill Lynch Preferred                        7.000%                         A2           4,113,845
              Capital Trust III
   144,200   Merrill Lynch Preferred                        7.120%                         A2           3,157,980
              Capital Trust IV
   253,200   Merrill Lynch Preferred                        7.280%                         A2           5,570,400
              Capital Trust V
   417,664   Morgan Stanley Capital                         6.250%                         A1           7,981,559
              Trust III
   268,757   Morgan Stanley Capital                         6.250%                         A1           5,119,821
              Trust IV
    36,579   Morgan Stanley Capital                         5.750%                         A+             640,133
              Trust V
   500,400   Morgan Stanley Capital                         6.600%                         A1          10,033,020
              Trust VI
   126,797   Morgan Stanley Capital                         6.600%                         A2           2,486,489
              Trust VII
-----------------------------------------------------------------------------------------------------------------
             Total Capital Markets                                                                     80,466,034
             ----------------------------------------------------------------------------------------------------
             COMMERCIAL BANKS - 14.1%
    47,100   ABN AMRO Capital Fund                          5.900%                         A1             857,220
              Trust V
     1,600   ABN AMRO Capital Trust                         6.080%                         A1              29,728
              Fund VII
   162,960   ASBC Capital I                                 7.625%                         A3           3,911,040
     5,200   BAC Capital Trust IV                           5.875%                        Aa2             102,700
     3,800   BAC Capital Trust V                            6.000%                        Aa3              75,544
     3,000   BAC Capital Trust VIII                         6.000%                        Aa2              58,950
   141,100   BAC Capital Trust X                            6.250%                        Aa2           2,893,961
    82,334   Banco Santander Finance                        6.410%                        Aa3           1,815,465
    77,879   Banco Santander Finance,                       6.500%                          A           1,625,724
              144A
   202,057   Banco Santander Finance,                       6.800%                        Aa3           4,455,357
              144A
    18,600   BancorpSouth Capital                           8.150%                       Baa1             465,000
              Trust I
   731,000   Banesto Holdings, Series                      10.500%                         A1          22,523,938
              A, 144A
   100,000   Bank of America                                6.625%                        Aa3           2,367,000
              Corporation
   206,700   Bank One Capital Trust VI                      7.200%                        Aa3           4,816,110
   100,000   Barclays Bank PLC                              7.750%                        Aa3           2,520,000
   100,000   Barclays Bank PLC                              7.100%                        Aa3           2,375,000
    22,412   Barclays Bank PLC                              6.625%                        Aa3             486,789
   408,300   Capital One Capital II                         7.500%                       Baa1           7,757,700
              Corporation
   481,100   Citizens Funding Trust I                       7.500%                       Baa2           7,457,050
   225,500   Cobank ABC, 144A                               7.000%                          A          11,396,094
   659,300   Fifth Third Capital Trust                      7.250%                         A1          13,713,440
              VI
     3,000   Fleet Capital Trust IX                         6.000%                        Aa2              59,250
   374,795   HSBC Finance Corporation                       6.875%                        AA-           8,796,439
   150,300   HSBC Finance Corporation                       6.000%                        Aa3           3,163,815
    51,398   KeyCorp Capital Trust IX                       6.750%                       Baa1             973,992
     4,500   KeyCorp Capital Trust V                        5.875%                         A3              79,650
     5,300   KeyCorp Capital VI                             6.125%                         A3              98,951
    58,962   KeyCorp Capital VIII                           7.000%                         A3           1,185,136
 1,162,900   National City Capital                          6.625%                         A3          19,245,995
              Trust II

         JPS
        Nuveen Quality Preferred Income Fund 2 (continued)
        Portfolio of INVESTMENTS as of December 31, 2007

    SHARES   DESCRIPTION (1)                                COUPON                 RATINGS (2)              VALUE
-----------------------------------------------------------------------------------------------------------------
             COMMERCIAL BANKS (continued)
    92,100   National City Capital                          8.000%                         A2      $    1,941,008
              Trust IV
     1,800   National Westminster Bank                      7.760%                        Aa3              44,910
              PLC
   289,600   PFCI Capital Corporation                       7.750%                         A-           7,484,364
     4,600   PNC Capital Trust                              6.125%                         A2              96,600
    97,900   Royal Bank of Scotland                         6.600%                        Aa3           1,983,454
              Group PLC
    50,000   Royal Bank of Scotland                         5.750%                         A1             897,500
              Group PLC, Series L
   598,076   Royal Bank of Scotland                         6.350%                         A1          11,662,482
              Group PLC, Series N
     8,900   Royal Bank of Scotland                         6.250%                         A1             170,969
              Group PLC, Series P
   229,400   Royal Bank of Scotland                         7.250%                        Aa3           5,296,846
              Group PLC, Series T
     3,500   SunAmerica (CORTS)                             6.700%                         AA              74,165
     7,600   USB Capital Trust VI                           5.750%                        Aa3             146,604
    21,900   USB Capital Trust VII                          5.875%                        Aa3             427,926
     2,000   USB Capital Trust VIII                         6.350%                        Aa3              40,160
     2,000   USB Capital Trust X                            6.500%                        Aa3              42,000
   530,050   USB Capital Trust XI                           6.600%                         A1          11,210,558
    74,740   VNB Capital Trust I                            7.750%                         A3           1,849,068
     9,715   Wachovia Capital Trust IX                      6.375%                         A1             193,814
   179,416   Wachovia Trust IV                              6.375%                         A1           3,593,702
     2,800   Wells Fargo Capital Trust                      5.625%                        Aa2              53,760
              IX
   301,700   Wells Fargo Capital Trust                      7.000%                        Aa2           6,969,270
              V
    34,481   Wells Fargo Capital Trust                      5.850%                        Aa2             695,482
              VII
     3,100   Wells Fargo Capital Trust                      5.625%                        Aa2              61,039
              VIII
   590,350   Zions Capital Trust B                          8.000%                       BBB-          14,605,259
-----------------------------------------------------------------------------------------------------------------
             Total Commercial Banks                                                                   194,847,978
             ----------------------------------------------------------------------------------------------------
             COMPUTERS & PERIPHERALS - 0.0%
     7,200   IBM Corporation, Class A                       5.625%                         A+             145,800
              (CORTS)
    11,310   IBM Inc., Trust                                7.100%                         A+             279,357
              Certificates, Series
              2001-2
     1,500   IBM Trust VI (CORTS)                           6.375%                         A+              35,610
-----------------------------------------------------------------------------------------------------------------
             Total Computers &                                                                            460,767
              Peripherals
             ----------------------------------------------------------------------------------------------------
             DIVERSIFIED FINANCIAL SERVICES - 11.1%
     6,300   Allied Capital                                 6.875%                       BBB+             107,100
              Corporation
     3,900   American International                         6.125%                        Aa3              77,103
              Group, (CORTS)
   393,960   BAC Capital Trust XII                          6.875%                        Aa3           8,903,496
   558,725   Citigroup Capital Trust                        6.950%                         A+          11,761,161
              VIII
    95,990   Citigroup Capital Trust                        6.000%                         A+           1,780,615
              IX
    17,700   Citigroup Capital X                            6.100%                         A+             326,565
    32,300   Citigroup Capital Trust                        6.000%                         A+             595,935
              XI
   163,075   Citigroup Capital XIV                          6.875%                         A+           3,302,269
   851,188   Citigroup Capital XV                           6.500%                        Aa3          16,555,607
    35,900   Citigroup Capital XVI                          6.450%                         A+             681,741
   118,600   Citigroup Capital XVII                         6.350%                         A+           2,253,400
    71,900   Citigroup Capital XIX                          7.250%                         A+           1,581,800
   241,800   Citigroup Capital XX                           7.875%                        Aa3           6,037,456
 1,246,000   Deutsche Bank Capital                          6.375%                          A          26,427,660
              Funding Trust VIII
   127,912   General Electric Capital                       6.450%                        AAA           3,293,734
              Corporation
    19,228   General Electric Capital                       6.100%                        AAA             459,165
              Corporation
     5,000   General Electric Capital                       6.050%                        AAA             125,000
              Corporation
     3,200   General Electric Capital                       5.875%                        AAA              74,272
              Corporation
 1,509,600   ING Groep N.V.                                 7.200%                         A1          33,845,232
 1,432,255   ING Groep N.V.                                 7.050%                          A          31,366,385
    25,800   ING Groep N.V.                                 6.375%                         A1             519,354
     2,700   ING Groep N.V.                                 6.200%                         A1              52,650
     3,200   JPMorgan Chase Capital                         5.875%                        Aa3              62,976
              Trust XI
    11,900   JPMorgan Chase Capital                         6.200%                        Aa3             241,689
              Trust XIV
   158,000   Merrill Lynch Capital                          6.450%                          A           3,069,940
              Trust I
-----------------------------------------------------------------------------------------------------------------
             Total Diversified                                                                        153,502,305
              Financial Services
             ----------------------------------------------------------------------------------------------------
             DIVERSIFIED TELECOMMUNICATION SERVICES - 0.3%
    87,100   AT&T Inc.                                      6.375%                          A           2,100,852
    17,500   BellSouth Capital Funding                      7.100%                          A             390,469
              (CORTS)
    43,200   BellSouth Corporation                          7.000%                          A             890,460
              (CORTS)
    28,800   Verizon Communications                         7.625%                          A             724,032
              (CORTS)
-----------------------------------------------------------------------------------------------------------------
             Total Diversified                                                                          4,105,813
              Telecommunication
              Services
             ----------------------------------------------------------------------------------------------------
             ELECTRIC UTILITIES - 3.9%
    27,400   DTE Energy Trust I                             7.800%                       Baa3             683,630
     4,200   Entergy Arkansas Inc.                          6.700%                        AAA             103,950

    SHARES   DESCRIPTION (1)                                COUPON                 RATINGS (2)              VALUE
-----------------------------------------------------------------------------------------------------------------
             ELECTRIC UTILITIES (continued)
     4,900   Entergy Arkansas Inc.                          6.000%                        AAA      $      119,266
    57,650   Entergy Louisiana LLC                          7.600%                         A-           1,411,849
 1,299,100   Entergy Mississippi Inc.                       7.250%                         A-          32,906,203
     1,400   Entergy Mississippi Inc.                       6.000%                        AAA              34,328
   110,392   FPL Group Capital Inc.                         6.600%                         A3           2,649,408
     6,500   FPL Group Capital Trust I                      5.875%                         A3             139,880
     4,600   Georgia Power Company                          6.375%                        AAA             117,760
     1,600   National Rural Utilities                       6.750%                         A3              38,160
              Cooperative Finance
              Corporation
     9,000   National Rural Utilities                       6.100%                         A3             190,890
              Cooperative Finance
              Corporation
    25,600   National Rural Utilities                       5.950%                         A3             541,184
              Cooperative Finance
              Corporation
    13,600   PPL Capital Funding,                           6.850%                       Baa2             319,736
              Inc.
   356,600   PPL Energy Supply LLC                          7.000%                        BBB           8,861,510
   265,500   Virginia Power Capital                         7.375%                        BBB           6,475,545
              Trust
-----------------------------------------------------------------------------------------------------------------
             Total Electric Utilities                                                                  54,593,299
             ----------------------------------------------------------------------------------------------------
             FOOD PRODUCTS - 0.4%
    56,900   Dairy Farmers of America                       7.875%                       BBB-           5,625,988
              Inc., 144A
-----------------------------------------------------------------------------------------------------------------
             HOUSEHOLD DURABLES - 0.4%
   255,156   Pulte Homes Inc.                               7.375%                        BB+           4,888,789
-----------------------------------------------------------------------------------------------------------------
             INSURANCE - 16.7%
 1,214,900   Ace Ltd., Series C                             7.800%                        BBB          29,036,110
     1,000   Aegon N.V., Series 1                           5.915%                         A-              17,750
    77,018   Aegon N.V.                                     6.875%                         A-           1,632,782
     6,000   Aegon N.V.                                     7.250%                         A-             133,140
 2,463,950   Aegon N.V.                                     6.375%                         A-          48,663,011
     2,100   AIG Capital Securities,                        6.000%                        Aa3              40,509
              Series 2002-11 (SATURNS)
    67,190   AMBAC Financial Group                          5.950%                         AA           1,212,780
              Inc.
    11,000   American International                         6.450%                        Aa3             229,900
              Group, Inc.
   315,000   American International                         7.700%                        Aa3           7,890,750
              Group, Inc.
   989,983   Arch Capital Group                             8.000%                       BBB-          24,739,675
              Limited
    10,500   Arch Capital Group                             7.785%                       BBB-             243,600
              Limited, Series B
   711,246   Berkley WR Corporation,                        6.750%                       BBB-          14,914,829
              Capital Trust II
   659,307   Delphi Financial Group,                        8.000%                       BBB+          15,632,169
              Inc.
   425,300   Delphi Financial Group,                        7.376%                       BBB-           7,844,659
              Inc.
   149,150   EverestRe Capital Trust                        6.200%                       Baa1           2,807,003
              II
    63,800   Financial Security                             6.875%                         AA           1,258,774
              Assurance Holdings
   714,000   Financial Security                             6.250%                         AA          13,030,500
              Assurance Holdings
     2,800   Financial Security                             5.600%                         AA              45,080
              Assurance Holdings
    54,300   Lincoln National Capital                       6.750%                         A-           1,224,465
              Trust VI
    14,900   Lincoln National                               6.750%                         A-             335,250
              Corporation
   531,600   Markel Corporation                             7.500%                       BBB-          12,816,876
   651,620   PartnerRe Limited, Series                      6.750%                       BBB+          12,550,201
              C
    27,400   PartnerRe Limited, Series                      6.500%                       BBB+             514,846
              D
   109,000   PLC Capital Trust III                          7.500%                       BBB+           2,477,570
   462,240   PLC Capital Trust IV                           7.250%                       BBB+          10,169,280
    26,100   PLC Capital Trust V                            6.125%                       BBB+             497,727
   122,700   Protective Life                                7.250%                        BBB           2,680,995
              Corporation
     9,400   Prudential Financial Inc.                      6.000%                         A+             193,264
              (CORTS)
   380,900   Prudential PLC                                 6.750%                          A           7,747,506
    32,000   Prudential PLC                                 6.500%                         A-             645,760
   358,200   RenaissanceRe Holdings                         6.600%                        BBB           6,641,028
              Limited
   156,100   RenaissanceRe Holdings                         7.300%                        BBB           3,395,175
              Limited, Series B
    12,300   RenaissanceRe Holdings                         6.080%                       BBB+             211,806
              Limited, Series C
    10,400   Torchmark Capital Trust                        7.100%                       BBB+             238,160
              III
-----------------------------------------------------------------------------------------------------------------
             Total Insurance                                                                          231,712,930
             ----------------------------------------------------------------------------------------------------
             IT SERVICES - 0.0%
    16,500   Vertex Industries Inc.                         7.625%                          A             416,130
              (PPLUS)
-----------------------------------------------------------------------------------------------------------------
             MEDIA - 5.3%
   171,400   CBS Corporation                                7.250%                        BBB           3,707,382
   864,700   CBS Corporation                                6.750%                        BBB          16,645,475
     5,500   Comcast Corporation                            7.000%                       BBB+             125,125
 1,372,514   Comcast Corporation                            7.000%                       BBB+          30,799,214
     3,700   Comcast Corporation                            6.625%                       BBB+              76,183
 1,000,840   Viacom Inc.                                    6.850%                        BBB          22,038,497

         JPS
        Nuveen Quality Preferred Income Fund 2 (continued)
        Portfolio of INVESTMENTS as of December 31, 2007

    SHARES   DESCRIPTION (1)                                COUPON                 RATINGS (2)              VALUE
-----------------------------------------------------------------------------------------------------------------
             MEDIA (continued)
     3,600   Walt Disney Company                            6.875%                          A      $       91,116
              (CORTS)
-----------------------------------------------------------------------------------------------------------------
             Total Media                                                                               73,482,992
             ----------------------------------------------------------------------------------------------------
             OIL, GAS & CONSUMABLE FUELS - 1.5%
   908,311   Nexen Inc.                                     7.350%                       Baa3          21,063,732
-----------------------------------------------------------------------------------------------------------------
             PHARMACEUTICALS - 0.0%
     7,600   Bristol-Myers Squibb                           6.250%                         A+             159,600
              Company (CORTS)
     7,500   Bristol-Myers Squibb                           6.800%                         A+             171,600
              Company Trust (CORTS)
-----------------------------------------------------------------------------------------------------------------
             Total Pharmaceuticals                                                                        331,200
             ----------------------------------------------------------------------------------------------------
             REAL ESTATE/MORTGAGE - 19.4%
    40,000   AMB Property Corporation,                      7.000%                       Baa2             878,000
              Series O
   212,979   AMB Property Corporation,                      6.850%                       Baa2           4,568,400
              Series P
    95,400   AvalonBay Communities,                         8.700%                        BBB           2,416,482
              Inc., Series H
   105,805   BRE Properties, Series C                       6.750%                       BBB-           2,046,269
    32,635   BRE Properties, Series D                       6.750%                       BBB-             652,700
    42,167   Developers Diversified                         7.500%                       BBB-             874,544
              Realty Corporation
   639,813   Developers Diversified                         8.000%                       BBB-          14,363,802
              Realty Corporation,
              Series G
   191,323   Developers Diversified                         7.375%                       BBB-           3,922,122
              Realty Corporation,
              Series H
   231,300   Duke Realty Corporation,                       6.500%                        BBB           4,385,448
              Series K
   302,600   Duke Realty Corporation,                       6.600%                        BBB           5,946,090
              Series L
     2,200   Duke Realty Corporation,                       7.250%                        BBB              45,364
              Series N
   154,846   Duke-Weeks Realty                              6.950%                        BBB           3,120,147
              Corporation
     5,600   Duke-Weeks Realty                              6.625%                        BBB             108,864
              Corporation
   289,100   First Industrial Realty                        7.250%                       BBB-           5,854,328
              Trust, Inc., Series J
 1,066,465   HRPT Properties Trust,                         8.750%                       BBB-          26,618,966
              Series B
    71,980   HRPT Properties Trust,                         7.125%                       BBB-           1,453,996
              Series C
   173,200   Kimco Realty Corporation,                      6.650%                       BBB+           3,723,800
              Series F
   905,801   Kimco Realty Corporation,                      7.750%                       BBB+          21,000,996
              Series G
     1,300   Prologis Trust, Series F                       6.750%                        BBB              27,612
    95,328   Prologis Trust, Series G                       6.750%                        BBB           2,003,795
    13,100   PS Business Parks, Inc.                        6.700%                       BBB-             248,376
   774,970   PS Business Parks, Inc.                        7.000%                       BBB-          15,189,412
   108,900   PS Business Parks, Inc.,                       6.875%                       BBB-           2,090,880
              Series I
   110,700   PS Business Parks, Inc.,                       7.950%                       BBB-           2,436,507
              Series K
   401,000   PS Business Parks, Inc.,                       7.600%                       BBB-           8,437,040
              Series L
     6,300   PS Business Parks, Inc.,                       7.375%                       BBB-             128,205
              Series O
    43,400   Public Storage, Inc.                           6.750%                       BBB+             852,810
     4,800   Public Storage, Inc.                           7.125%                       BBB+             101,952
   234,600   Public Storage, Inc.,                          6.600%                       BBB+           4,433,940
              Series C
    41,400   Public Storage, Inc.,                          6.750%                       BBB+             811,854
              Series E
    73,666   Public Storage, Inc.,                          6.450%                       BBB+           1,388,604
              Series F
    17,130   Public Storage, Inc.,                          6.950%                       BBB+             339,859
              Series H
   401,300   Public Storage, Inc.,                          7.250%                       BBB+           8,443,352
              Series I
   381,020   Public Storage, Inc.,                          7.250%                       BBB+           8,020,471
              Series K
   711,570   Public Storage, Inc.,                          6.625%                       BBB+          13,519,830
              Series M
   148,000   Public Storage, Inc.,                          7.500%                       BBB+           3,300,400
              Series V
     5,300   Public Storage, Inc.,                          6.450%                       BBB+              99,640
              Series X
    67,600   Public Storage, Inc.,                          6.850%                       BBB+           1,444,950
              Series Y
     4,000   Public Storage, Inc.,                          6.250%                       BBB+              72,200
              Series Z
   159,400   Realty Income Corporation                      7.375%                       BBB-           3,769,810
   474,358   Realty Income                                  6.750%                       BBB-          10,037,415
              Corporation, Series E
   325,223   Regency Centers                                7.450%                       BBB-           7,171,167
              Corporation
   245,800   Regency Centers                                7.250%                       BBB-           5,063,480
              Corporation
    26,900   Vornado Realty Trust,                          6.750%                       BBB-             554,678
              Series F
   213,940   Vornado Realty Trust,                          6.625%                       BBB-           4,208,200
              Series G
   122,800   Vornado Realty Trust,                          6.750%                       BBB-           2,533,364
              Series H
   220,250   Vornado Realty Trust,                          6.625%                       BBB-           4,354,343
              Series I
 2,296,200   Wachovia Preferred                             7.250%                         A2          52,100,775
              Funding Corporation
     2,100   Weingarten Realty                              6.500%                        BBB              40,740
              Investors Series F
   158,600   Weingarten Realty Trust,                       6.950%                         A-           3,283,020
              Series E
-----------------------------------------------------------------------------------------------------------------
             Total Real                                                                               268,488,999
              Estate/Mortgage
             ----------------------------------------------------------------------------------------------------
             THRIFTS & MORTGAGE FINANCE - 1.7%
   971,765   Countrywide Capital Trust                      6.750%                       BBB-          11,457,109
              IV
 1,072,275   Countrywide Capital Trust                      7.000%                       BBB-          12,277,549
              V
    22,300   Harris Preferred Capital                       7.375%                         A1             503,534
              Corporation, Series A
-----------------------------------------------------------------------------------------------------------------
             Total Thrifts & Mortgage                                                                  24,238,192
              Finance
             ----------------------------------------------------------------------------------------------------

    SHARES   DESCRIPTION (1)                                COUPON                 RATINGS (2)              VALUE
-----------------------------------------------------------------------------------------------------------------
             U.S. AGENCY - 1.5%
    67,200   Federal Home Loan                              6.550%                        AA-      $    1,562,400
              Mortgage Corporation
   289,000   Federal Home Loan                              8.375%                        AA-           7,557,350
              Mortgage Corporation
   238,000   Federal National Mortgage                      7.000%                        AA-          11,029,824
              Association
-----------------------------------------------------------------------------------------------------------------
             Total U.S. Agency                                                                         20,149,574
             ----------------------------------------------------------------------------------------------------
             WIRELESS TELECOMMUNICATION SERVICES - 1.7%
   939,840   United States Cellular                         8.750%                         A-          23,439,605
              Corporation
-----------------------------------------------------------------------------------------------------------------
             TOTAL $25 PAR (OR SIMILAR) PREFERRED                                                   1,161,814,327
              SECURITIES (COST $1,351,225,257)
             ====================================================================================================
   PRINCIPAL
AMOUNT (000)   DESCRIPTION (1)                                COUPON     MATURITY    RATINGS (2)              VALUE
-------------------------------------------------------------------------------------------------------------------
               CORPORATE BONDS - 0.7% (0.4% OF TOTAL INVESTMENTS)
               COMMERCIAL BANKS - 0.7%
 $    5,000    Credit Agricole S.A.                           6.637%      5/29/49           Aa3      $    4,646,625
      4,400    Swedbank                                       7.500%      9/27/49           Aa2           4,664,070
                ForeningsSparbanken AB,
                144A
-------------------------------------------------------------------------------------------------------------------
      9,400    Total Commercial Banks                                                                     9,310,695
-------------------------------------------------------------------------------------------------------------------
 $    9,400    TOTAL CORPORATE BONDS                                                                      9,310,695
                (COST $9,683,419)
===================================================================================================================
   PRINCIPAL
AMOUNT (000)/
      SHARES    DESCRIPTION (1)                               COUPON     MATURITY     RATINGS (2)             VALUE
--------------------------------------------------------------------------------------------------------------------
                CAPITAL PREFERRED SECURITIES - 64.4% (41.1% OF TOTAL INVESTMENTS)
                CAPITAL MARKETS - 6.9%
      1,465     Bank of New York Capital                       7.970%     12/31/26           Aa3      $    1,517,550
                 I, Series B
      5,000     C.A. Preferred Fund Trust                      7.000%     10/30/49            A1           4,869,095
                 II
     10,300     C.A. Preferred Funding                         7.000%      1/30/49            A1          10,043,911
                 Trust
     21,190     Dresdner Funding Trust I,                      8.151%      6/30/31            A1          21,669,169
                 144A
     17,095     First Union Capital Trust                      7.950%     11/15/29            A1          18,244,741
                 II, Series A
     10,000     Mizuho JGB Investment                          9.870%      6/30/48            A1          10,092,510
      3,600     MUFG Capital Finance 2                         4.850%      7/25/56          BBB+           4,467,005
      3,000     Schwab Capital Trust I                         7.500%     11/15/37            A3           3,024,102
     19,800     UBS Preferred Funding                          8.622%     10/29/49           Aa2          21,349,033
                 Trust I
--------------------------------------------------------------------------------------------------------------------
                Total Capital Markets                                                                     95,277,116
                ----------------------------------------------------------------------------------------------------
                COMMERCIAL BANKS - 34.9%
     10,000     AB Svensk Exportkredit,                        6.375%     10/27/49           AA-           9,947,120
                 144A
     36,650     Abbey National Capital                         8.963%      6/30/50            A+          43,164,829
                 Trust I
     29,000     AgFirst Farm Credit Bank                       8.393%     12/15/16            A-          30,873,400
      7,100     AgFirst Farm Credit Bank                       7.300%     12/15/53            A-           6,697,679
      6,500     Bank One Capital III                           8.750%      9/01/30           Aa3           7,546,084
      4,300     BankAmerica Institutional                      7.700%     12/31/26           Aa2           4,491,905
                 Capital Trust, Series B,
                 144A
      4,500     BanPonce Trust I, Series                       8.327%      2/01/27          Baa1           4,699,544
                 A
     36,000     Barclays Bank PLC, 144A                        8.550%      6/15/49           Aa3          37,946,770
      1,000     Barclays Bank PLC                              7.434%     12/15/57           Aa3           1,040,976
      6,900     BBVA International                             5.919%     10/18/49            A1           6,050,120
                 Preferred S.A.,
                 Unipersonal
      1,000     BNP Paribas                                    7.195%     12/25/57           AA-             988,890
      5,000     Capital One Capital III                        7.686%      8/15/36          Baa1           4,075,995
                 Corporation
      6,920     Capital One Capital IV                         6.745%      2/17/37          Baa1           5,158,784
                 Corporation
     15,000     CBG Florida REIT                               7.114%     11/15/49          Baa3          13,960,845
                 Corporation
      2,000     Corestates Capital Trust                       8.000%     12/15/26            A+           2,070,654
                 I, 144A
      3,700     DBS Capital Funding                            7.657%      3/15/49           Aa3           3,956,454
                 Corporation, 144A
     11,700     Den Norske Bank, 144A                          7.729%      6/29/49           Aa3          12,475,441
      1,500     First Empire Capital                           8.234%      2/01/27            A3           1,565,078
                 Trust I
      1,500     First Midwest Bancorp                          6.950%     12/01/33          Baa1           1,376,414
                 Inc.
      6,310     HBOS Capital Funding LP,                       6.850%      3/23/49            A1           5,533,914
                 Notes
     24,200     HBOS PLC, Series, 144A                         6.413%      4/01/49            A1          19,746,764
      2,400     HSBC Capital Funding LP,                       9.547%     12/31/49            A1           2,624,616
                 144A
      6,250     HSBC Capital Funding LP,                      10.176%      6/30/50            A1           7,910,488
                 Debt
      6,000     HT1 Funding, GmbH                              6.352%      6/30/57            A-           8,064,228
     32,000     KBC Bank Fund Trust III,                       9.860%      5/02/50            A1          34,392,384
                 144A
      8,000     KeyCorp Capital III                            7.750%      7/15/29            A3           8,768,856
     12,500     Lloyds TSB Bank PLC,                           6.900%     11/22/49           Aa2          12,151,438
                 Subordinated Note
     14,000     Mizuho Financial Group                         8.375%      4/27/49           Aa3          14,149,660
     14,000     Nordbanken AB, 144A                            8.950%     11/29/49           Aa3          15,077,566
      8,000     North Fork Capital Trust                       8.000%     12/15/27          Baa1           7,538,048
                 II

         JPS
        Nuveen Quality Preferred Income Fund 2 (continued)
        Portfolio of INVESTMENTS as of December 31, 2007

    PRINCIPAL
AMOUNT (000)/
       SHARES   DESCRIPTION (1)                                COUPON     MATURITY    RATINGS (2)              VALUE
--------------------------------------------------------------------------------------------------------------------
                COMMERCIAL BANKS (continued)
     10,000     Northgroup Preferred                           6.378%     10/15/57            A1      $    8,865,080
                 Capital Corporation,
                 144A
      2,000     Popular North American                         6.564%      9/15/34          Baa1           1,787,800
                 Capital Trust I
      8,000     Reliance Capital Trust I,                      8.170%      5/01/28           N/R           8,411,672
                 Series B
     17,500     Royal Bank of Scotland                         9.118%      3/31/49           Aa3          18,717,860
                 Group PLC
      3,300     Royal Bank of Scotland                         7.640%      3/31/49            A1           3,398,508
                 Group PLC, Series U
     22,700     Shinsei Finance II Cayman                      7.160%      7/25/49          Baa2          19,216,980
                 Limited, Perpetual
                 Maturity, 144A
      5,000     Sparebanken Rogaland,                          6.443%      5/01/49            A2           4,940,135
                 Notes, 144A
      6,900     Standard Chartered PLC,                        7.014%      1/30/58          BBB+           6,552,785
                 144A
     13,600     Swedbank                                       9.000%      9/17/50           Aa3          14,532,103
                 ForeningsSparbanken AB,
                 144A
      9,000     Unicredito Italiano                            9.200%      4/05/51            A1           9,813,888
                 Capital Trust, 144A
      1,500     Union Bank of Norway                           7.068%     11/19/49            A2           2,262,135
         -- (3) Union Planters Preferred                       7.750%      7/15/53            A2          27,262,500
                 Fund, 144A
     36,700     Washington Mutual                              7.250%      3/15/49           BBB          24,142,508
                 Preferred Funding
                 Cayman, Series A-1, 144A
--------------------------------------------------------------------------------------------------------------------
                Total Commercial Banks                                                                   483,948,898
                ----------------------------------------------------------------------------------------------------
                DIVERSIFIED FINANCIAL SERVICES - 4.0%
      1,000     BNP Paribas Capital                            9.003%     12/29/49           AA-           1,070,835
                 Trust, 144A
      6,800     Fulton Capital Trust I                         6.290%      2/01/36            A3           5,123,657
     15,300     JPMorgan Chase Capital                         6.950%      8/17/36           Aa3          14,576,356
                 Trust XVIII
     13,400     MBNA Corporation, Capital                      8.278%     12/01/26           Aa2          13,934,178
                 Trust A
      1,805     MM Community Funding                           8.030%      6/15/31           Aaa           1,872,900
                 Trust I Limited
     19,300     Old Mutual Capital                             8.000%      6/22/53          Baa2          19,354,040
                 Funding, Notes
--------------------------------------------------------------------------------------------------------------------
                Total Diversified                                                                         55,931,966
                 Financial Services
                ----------------------------------------------------------------------------------------------------
                DIVERSIFIED TELECOMMUNICATION SERVICES - 2.5%
         30     Centaur Funding                                9.080%      4/21/20           BBB          35,108,904
                 Corporation, Series B,
                 144A
--------------------------------------------------------------------------------------------------------------------
                INSURANCE - 12.9%
     14,280     Ace Capital Trust II                           9.700%      4/01/30          Baa1          18,137,057
     28,000     American General                               8.125%      3/15/46           Aa3          32,909,184
                 Institutional Capital,
                 144A
     12,900     AXA S.A., 144A                                 6.463%     12/14/49          BBB+          11,638,006
     10,700     AXA-UAP                                        8.600%     12/15/30            A-          13,156,634
      9,600     Great West Life and                            7.153%      5/16/46            A-           9,629,923
                 Annuity Insurance
                 Company
      1,000     Liberty Mutual Group                           7.800%      3/15/37          Baa3             891,875
      8,000     MetLife Capital Trust IV                       7.880%     12/15/67          BBB+           8,174,656
      5,500     MetLife Inc.                                   6.400%     12/15/66          BBB+           5,056,442
      1,200     Nationwide Financial                           7.899%      3/01/37          Baa1           1,236,347
                 Services Capital Trust
      6,400     Nationwide Financial                           6.750%      5/15/67          Baa1           5,912,922
                 Services Inc.
     12,300     Oil Insurance Limited,                         7.558%     12/30/49          Baa1          12,572,174
                 144A
     15,600     Progressive Corporation                        6.700%      6/15/37            A2          14,507,142
      2,850     Prudential PLC                                 6.500%      6/29/49             A           2,559,371
     18,100     QBE Capital Funding Trust                      6.797%      6/01/49           BBB          17,361,466
                 II, 144A
     28,900     XL Capital, Limited                            6.500%     10/15/57           BBB          25,311,111
--------------------------------------------------------------------------------------------------------------------
                Total Insurance                                                                          179,054,310
                ----------------------------------------------------------------------------------------------------
                OIL, GAS & CONSUMABLE FUELS - 0.7%
     10,750     KN Capital Trust III                           7.630%      4/15/28            B1           9,750,250
--------------------------------------------------------------------------------------------------------------------
                ROAD & RAIL - 1.0%
     14,400     Burlington Northern Santa                      6.613%     12/15/55           BBB          13,480,430
                 Fe Funding Trust I
--------------------------------------------------------------------------------------------------------------------
                THRIFTS & MORTGAGE FINANCE - 1.5%
     12,811     Countrywide Capital Trust                      8.050%      6/15/27          BBB-           8,973,273
                 III, Series B
      1,300     MM Community Funding                           9.480%      6/15/31          Baa2           1,366,339
                 Trust I Limited
     18,100     Washington Mutual                              6.665%      3/15/57           BBB          10,694,571
                 Preferred Funding Trust
                 II
--------------------------------------------------------------------------------------------------------------------
                Total Thrifts & Mortgage                                                                  21,034,183
                 Finance
                ----------------------------------------------------------------------------------------------------
                TOTAL CAPITAL PREFERRED                                                                  893,586,057
                 SECURITIES (COST
                 $962,916,913)
                ====================================================================================================


     SHARES     DESCRIPTION (1)                                                                              VALUE
--------------------------------------------------------------------------------------------------------------------
                INVESTMENT COMPANIES - 5.2% (3.3% OF TOTAL INVESTMENTS)
    306,317     Blackrock Preferred and                                                               $    4,916,388
                 Corporate Income
                 Strategies Fund
  1,126,886     Blackrock Preferred                                                                       17,951,294
                 Income Strategies Fund
    347,135     Blackrock Preferred                                                                        6,008,907
                 Opportunity Trust
  1,217,312     Flaherty and                                                                              19,671,762
                 Crumrine/Claymore
                 Preferred Securities
                 Income Fund Inc.
    216,222     Flaherty and                                                                               3,649,827
                 Crumrine/Claymore Total
                 Return Fund Inc.
    107,237     John Hancock Preferred                                                                     2,034,286
                 Income Fund
     90,920     John Hancock Preferred                                                                     1,702,022
                 Income Fund II
    884,701     John Hancock Preferred                                                                    15,960,006
                 Income Fund III
--------------------------------------------------------------------------------------------------------------------
                TOTAL INVESTMENT                                                                          71,894,492
                 COMPANIES (COST
                 $88,111,171)
                ====================================================================================================
  PRINCIPAL
AMOUNT (000)    DESCRIPTION (1)                              COUPON      MATURITY                            VALUE
--------------------------------------------------------------------------------------------------------------------
                U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 0.1% (0.0% OF TOTAL INVESTMENTS)
 $    1,000     United States of America                       3.125%     11/30/09                    $    1,001,407
                 Treasury Notes
--------------------------------------------------------------------------------------------------------------------
 $    1,000     TOTAL U.S. GOVERNMENT AND AGENCY                                                           1,001,407
                 OBLIGATIONS (COST $1,004,141)
====================================================================================================================
  PRINCIPAL
AMOUNT (000)    DESCRIPTION (1)                              COUPON      MATURITY                            VALUE
--------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 2.5% (1.6% OF TOTAL INVESTMENTS)
 $   35,101     Repurchase Agreement with                      1.000%      1/02/08                    $   35,100,887
                 Fixed Income Clearing
                 Corporation, dated
                 12/31/07, repurchase
                 price $35,102,837,
                 collateralized by
                 $33,190,000 U.S.
                 Treasury Notes, 4.875%,
                 due 8/15/16, value
                 $35,803,713
 ==========     ----------------------------------------------------------------------------------------------------
                TOTAL SHORT-TERM                                                                          35,100,887
                 INVESTMENTS (COST
                 $35,100,887)
                ====================================================================================================
                TOTAL INVESTMENTS (COST                                                                2,172,707,865
                 $2,448,041,788) - 156.7%
                ----------------------------------------------------------------------------------------------------
                OTHER ASSETS LESS                                                                         13,417,564
                 LIABILITIES - 1.0%
                ====================================================================================================
                FUNDPREFERRED SHARES, AT                                                                (800,000,000)
                 LIQUIDATION
                 VALUE - (57.7)% (4)
                ----------------------------------------------------------------------------------------------------
                NET ASSETS APPLICABLE TO                                                              $1,386,125,429
                 COMMON SHARES - 100%
                ====================================================================================================

INTEREST RATE SWAPS OUTSTANDING AT DECEMBER 31, 2007:

                                            FUND                                       FIXED RATE                   UNREALIZED
                         NOTIONAL    PAY/RECEIVE      FLOATING RATE     FIXED RATE        PAYMENT  TERMINATION    APPRECIATION
   COUNTERPARTY            AMOUNT  FLOATING RATE              INDEX   (ANNUALIZED)      FREQUENCY         DATE  (DEPRECIATION)
   ---------------------------------------------------------------------------------------------------------------------------
   Citigroup Inc.    $200,000,000        Receive  1-Month USD-LIBOR         3.910%        Monthly     11/06/09  $    (418,657)
   ===========================================================================================================================

                 USD-LIBOR (United States Dollar-London Inter-Bank Offered Rate)

        (1)      All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
        (2)      Ratings (not covered by the report of independent registered public accounting firm):
                 Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor
                 Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.
        (3)      Principal Amount (000)/Shares rounds to less than $1,000.
        (4)      FundPreferred Shares, at Liquidation Value as a percentage of total investments is
                 (36.8)%.
        N/R      Not rated.
       144A      Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.
      CORTS      Corporate Backed Trust Securities.
      PPLUS      PreferredPlus Trust.
    SATURNS      Structured Asset Trust Unit Repackaging.

                                 See accompanying notes to financial statements.

         JHP
          Nuveen Quality Preferred Income Fund 3
          Portfolio of INVESTMENTS
                                               as of December 31, 2007

    SHARES   DESCRIPTION (1)                                            COUPON                     RATINGS (2)             VALUE
--------------------------------------------------------------------------------------------------------------------------------
             $25 PAR (OR SIMILAR) PREFERRED SECURITIES - 100.0% (61.6% OF TOTAL INVESTMENTS)
             CAPITAL MARKETS - 11.5%
    21,206   Bear Stearns Capital                                       7.800%                              A2     $     512,337
              Trust III
       725   BNY Capital Trust V,                                       5.950%                             Aa3            15,051
              Series F
   560,800   Deutsche Bank Capital                                      6.550%                             Aa3        12,118,884
              Funding Trust II
     5,800   Goldman Sachs Group Inc.                                   5.750%                             AA-           118,030
              (SATURNS)
    11,900   Goldman Sachs Group                                        6.000%                              A1           235,382
              Inc., Series GSC-3
              (PPLUS)
    12,000   Goldman Sachs Group                                        6.000%                              A1           237,240
              Inc., Series GSC-4
              Class A (PPLUS)
   357,800   Lehman Brothers Holdings                                   6.375%                              A2         7,120,220
              Capital Trust III,
              Series K
    70,800   Merrill Lynch Preferred                                    7.000%                              A2         1,472,640
              Capital Trust III
    21,200   Merrill Lynch Preferred                                    7.120%                              A2           464,280
              Capital Trust IV
    88,000   Merrill Lynch Preferred                                    7.280%                              A2         1,936,000
              Capital Trust V
   176,623   Morgan Stanley Capital                                     6.250%                              A1         3,375,266
              Trust III
     1,400   Morgan Stanley Capital                                     6.250%                              A1            26,670
              Trust IV
    21,100   Morgan Stanley Capital                                     5.750%                              A+           369,250
              Trust V
    75,700   Morgan Stanley Capital                                     6.600%                              A1         1,517,785
              Trust VI
    29,718   Morgan Stanley Capital                                     6.600%                              A2           582,770
              Trust VII
--------------------------------------------------------------------------------------------------------------------------------
             Total Capital Markets                                                                                    30,101,805
             -------------------------------------------------------------------------------------------------------------------
             COMMERCIAL BANKS - 17.2%
    38,300   ASBC Capital I                                             7.625%                              A3           919,200
     3,600   BAC Capital Trust IV                                       5.875%                             Aa2            71,100
    12,200   BAC Capital Trust VIII                                     6.000%                             Aa2           239,730
     3,800   BAC Capital Trust X                                        6.250%                             Aa2            77,938
     1,359   Banco Santander Finance                                    6.410%                             Aa3            29,966
    17,612   Banco Santander Finance,                                   6.500%                               A           367,651
              144A
   204,784   Banco Santander Finance,                                   6.800%                             Aa3         4,515,487
              144A
    25,800   BancorpSouth Capital                                       8.150%                            Baa1           645,000
              Trust I
   246,100   Banesto Holdings, Series                                  10.500%                              A1         7,582,956
              A, 144A
    33,200   Bank One Capital Trust                                     7.200%                             Aa3           773,560
              VI
    29,500   Capital One Capital II                                     7.500%                            Baa1           560,500
              Corporation
    40,500   Citizens Funding Trust I                                   7.500%                            Baa2           627,750
    44,500   Cobank ABC, 144A                                           7.000%                               A         2,248,897
   349,600   Fifth Third Capital                                        7.250%                              A1         7,271,680
              Trust VI
    35,816   Fleet Capital Trust VIII                                   7.200%                             Aa2           841,676
   141,900   HSBC Finance Corporation                                   6.875%                             AA-         3,330,393
   167,655   KeyCorp Capital Trust IX                                   6.750%                            Baa1         3,177,062
   245,800   National City Capital                                      6.625%                              A3         4,067,990
              Trust II
     8,100   National City Capital                                      6.625%                              A3           135,270
              Trust III
    13,600   PNC Capital Trust                                          6.125%                              A2           285,600
     1,744   Royal Bank of Scotland                                     5.750%                              A1            31,305
              Group PLC, Series L
   104,465   Royal Bank of Scotland                                     6.350%                              A1         2,037,068
              Group PLC, Series N
    16,100   USB Capital Trust XI                                       6.600%                              A1           340,515
    15,760   VNB Capital Trust I                                        7.750%                              A3           389,902
     4,000   Wells Fargo Capital                                        5.625%                             Aa2            76,800
              Trust IX
    51,000   Wells Fargo Capital                                        7.000%                             Aa2         1,178,100
              Trust V
    49,444   Wells Fargo Capital                                        5.850%                             Aa2           997,285
              Trust VII
    81,600   Zions Capital Trust B                                      8.000%                            BBB-         2,018,784
--------------------------------------------------------------------------------------------------------------------------------
             Total Commercial Banks                                                                                   44,839,165
             -------------------------------------------------------------------------------------------------------------------
             COMPUTERS & PERIPHERALS - 0.0%
     2,804   IBM Inc., Trust                                            7.100%                              A+            69,259
              Certificates, Series
              2001-2
--------------------------------------------------------------------------------------------------------------------------------
             DIVERSIFIED FINANCIAL SERVICES - 13.6%
    59,100   Allied Capital                                             6.875%                            BBB+         1,004,700
              Corporation
   370,815   BAC Capital Trust XII                                      6.875%                             Aa3         8,380,418
    10,000   Citigroup Capital XIV                                      6.875%                              A+           202,500
    55,729   Citigroup Capital XV                                       6.500%                             Aa3         1,083,929
   304,900   Citigroup Capital XX                                       7.875%                             Aa3         7,612,987
   108,000   General Electric Capital                                   6.050%                             AAA         2,700,000
              Corporation
   497,300   ING Groep N.V.                                             7.200%                              A1        11,149,465
   142,600   ING Groep N.V.                                             7.050%                               A         3,122,940
    11,000   ING Groep N.V.                                             6.125%                              A1           210,100

    SHARES   DESCRIPTION (1)                                            COUPON                     RATINGS (2)             VALUE
--------------------------------------------------------------------------------------------------------------------------------
             DIVERSIFIED FINANCIAL SERVICES (continued)
     1,913   Royal Bank of Scotland                                     6.750%                              A1     $      39,829
              Public Limited Company,
              Series 2006Q
--------------------------------------------------------------------------------------------------------------------------------
             Total Diversified                                                                                        35,506,868
              Financial Services
             -------------------------------------------------------------------------------------------------------------------
             DIVERSIFIED TELECOMMUNICATION SERVICES - 2.0%
   179,200   AT&T Inc.                                                  6.375%                               A         4,322,304
     3,300   BellSouth Capital                                          7.100%                               A            73,631
              Funding (CORTS)
     4,600   BellSouth Corporation                                      7.000%                               A            94,818
              (CORTS)
    26,600   Verizon Communications                                     7.625%                               A           668,724
              (CORTS)
--------------------------------------------------------------------------------------------------------------------------------
             Total Diversified                                                                                         5,159,477
              Telecommunication
              Services
             -------------------------------------------------------------------------------------------------------------------
             ELECTRIC UTILITIES - 3.9%
    55,200   Entergy Louisiana LLC                                      7.600%                              A-         1,351,848
   203,147   Entergy Mississippi                                        7.250%                              A-         5,145,714
              Inc.
    47,900   FPL Group Capital Inc.                                     7.450%                              A3         1,240,610
    23,800   FPL Group Capital Inc.                                     6.600%                              A3           571,200
     3,500   National Rural Utilities                                   6.100%                              A3            74,235
              Cooperative Finance
              Corporation
    33,018   National Rural Utilities                                   5.950%                              A3           698,001
              Cooperative Finance
              Corporation
    34,400   PPL Energy Supply LLC                                      7.000%                             BBB           854,840
     8,900   Virginia Power Capital                                     7.375%                             BBB           217,071
              Trust
--------------------------------------------------------------------------------------------------------------------------------
             Total Electric Utilities                                                                                 10,153,519
             -------------------------------------------------------------------------------------------------------------------
             FOOD PRODUCTS - 0.4%
    11,000   Dairy Farmers of America                                   7.875%                            BBB-         1,087,625
              Inc., 144A
--------------------------------------------------------------------------------------------------------------------------------
             INSURANCE - 18.5%
   194,400   Ace Ltd., Series C                                         7.800%                             BBB         4,646,160
    15,686   Aegon N.V.                                                 6.875%                              A-           332,543
   409,638   Aegon N.V.                                                 6.375%                              A-         8,090,350
    41,700   AMBAC Financial Group                                      5.950%                              AA           752,685
              Inc.
   142,500   American International                                     7.700%                             Aa3         3,569,625
              Group
   195,649   Arch Capital Group                                         8.000%                            BBB-         4,889,269
              Limited
    54,100   Berkley WR Corporation,                                    6.750%                            BBB-         1,134,477
              Capital Trust II
   139,400   Delphi Financial Group,                                    8.000%                            BBB+         3,305,174
              Inc.
    92,100   Delphi Financial Group,                                    7.376%                            BBB-         1,698,785
              Inc.
    45,867   EverestRe Capital Trust                                    6.200%                            Baa1           863,217
              II
   146,200   Financial Security                                         6.250%                              AA         2,668,150
              Assurance Holdings
   174,900   PartnerRe Limited,                                         6.750%                            BBB+         3,368,574
              Series C
     3,100   PartnerRe Limited,                                         6.500%                            BBB+            58,249
              Series D
    57,100   PLC Capital Trust III                                      7.500%                            BBB+         1,297,883
    46,400   PLC Capital Trust IV                                       7.250%                            BBB+         1,020,800
     5,400   PLC Capital Trust V                                        6.125%                            BBB+           102,978
   332,700   Protective Life                                            7.250%                             BBB         7,269,495
              Corporation
    80,844   Prudential PLC                                             6.750%                               A         1,644,367
     3,300   RenaissanceRe Holdings                                     6.600%                             BBB            61,182
              Limited
    73,466   RenaissanceRe Holdings                                     7.300%                             BBB         1,597,886
              Limited, Series B
--------------------------------------------------------------------------------------------------------------------------------
             Total Insurance                                                                                          48,371,849
             -------------------------------------------------------------------------------------------------------------------
             MEDIA - 5.6%
    75,000   CBS Corporation                                            6.750%                             BBB         1,443,750
   261,800   Comcast Corporation                                        7.000%                            BBB+         5,955,950
    25,400   Comcast Corporation                                        7.000%                            BBB+           569,976
    40,900   Comcast Corporation                                        6.625%                            BBB+           842,131
   259,800   Viacom Inc.                                                6.850%                             BBB         5,720,796
--------------------------------------------------------------------------------------------------------------------------------
             Total Media                                                                                              14,532,603
             -------------------------------------------------------------------------------------------------------------------
             OIL, GAS & CONSUMABLE FUELS - 1.7%
   195,200   Nexen Inc.                                                 7.350%                            Baa3         4,526,688
--------------------------------------------------------------------------------------------------------------------------------
             PHARMACEUTICALS - 0.2%
     8,600   Bristol-Myers Squibb                                       6.250%                              A+           180,600
              Company (CORTS)
     4,800   Bristol-Myers Squibb                                       6.800%                              A+           109,824
              Company Trust (CORTS)
--------------------------------------------------------------------------------------------------------------------------------
             Total Pharmaceuticals                                                                                       290,424
             -------------------------------------------------------------------------------------------------------------------
             REAL ESTATE/MORTGAGE - 20.7%
    10,700   AvalonBay Communities,                                     8.700%                             BBB           271,031
              Inc., Series H
    29,400   BRE Properties, Series C                                   6.750%                            BBB-           568,596

         JHP
        Nuveen Quality Preferred Income Fund 3 (continued)
        Portfolio of INVESTMENTS as of December 31, 2007

    SHARES   DESCRIPTION (1)                                            COUPON                     RATINGS (2)             VALUE
--------------------------------------------------------------------------------------------------------------------------------
     8,029   BRE Properties, Series D                                   6.750%                            BBB-     $     160,580
   171,200   Developers Diversified                                     8.000%                            BBB-         3,843,440
              Realty Corporation,
              Series G
    32,000   Developers Diversified                                     7.375%                            BBB-           656,000
              Realty Corporation,
              Series H
   112,900   Duke Realty Corporation,                                   6.600%                             BBB         2,218,485
              Series L
   136,700   Duke Realty Corporation,                                   7.250%                             BBB         2,818,754
              Series N
   149,000   Duke-Weeks Realty                                          6.950%                             BBB         3,002,350
              Corporation
   144,300   First Industrial Realty                                    7.250%                            BBB-         2,922,075
              Trust, Inc., Series J
   145,429   HRPT Properties Trust,                                     8.750%                            BBB-         3,629,908
              Series B
   131,111   HRPT Properties Trust,                                     7.125%                            BBB-         2,648,442
              Series C
   186,200   Kimco Realty                                               7.750%                            BBB+         4,317,047
              Corporation, Series G
    17,500   Prologis Trust, Series G                                   6.750%                             BBB           367,850
   155,600   PS Business Parks, Inc.                                    7.000%                            BBB-         3,049,760
   115,800   PS Business Parks, Inc.,                                   7.600%                            BBB-         2,436,432
              Series L
     3,000   Public Storage, Inc.                                       7.125%                            BBB+            63,720
   115,500   Public Storage, Inc.                                       6.750%                            BBB+         2,269,575
    16,500   Public Storage, Inc.,                                      6.450%                            BBB+           311,025
              Series F
   194,262   Public Storage, Inc.,                                      7.250%                            BBB+         4,089,215
              Series K
    32,500   Public Storage, Inc.,                                      6.625%                            BBB+           617,500
              Series M
    15,000   Public Storage, Inc.,                                      7.500%                            BBB+           334,500
              Series V
    77,300   Public Storage, Inc.,                                      6.850%                            BBB+         1,652,288
              Series Y
     5,900   Realty Income                                              7.375%                            BBB-           139,535
              Corporation
    53,800   Realty Income                                              6.750%                            BBB-         1,138,408
              Corporation, Series E
    30,972   Regency Centers                                            7.450%                            BBB-           682,933
              Corporation
    76,000   Regency Centers                                            7.250%                            BBB-         1,565,600
              Corporation
     9,000   Regency Centers                                            6.700%                            BBB-           176,940
              Corporation
    61,800   Vornado Realty Trust,                                      6.625%                            BBB-         1,215,606
              Series G
     7,500   Vornado Realty Trust,                                      6.625%                            BBB-           148,275
              Series I
   262,800   Wachovia Preferred                                         7.250%                              A2         5,962,932
              Funding Corporation
    39,900   Weingarten Realty Trust,                                   6.950%                              A-           825,930
              Series E
--------------------------------------------------------------------------------------------------------------------------------
             Total Real                                                                                               54,104,732
              Estate/Mortgage
             -------------------------------------------------------------------------------------------------------------------
             THRIFTS & MORTGAGE FINANCE - 2.3%
   223,569   Countrywide Capital                                        6.750%                            BBB-         2,635,879
              Trust IV
   289,365   Countrywide Capital                                        7.000%                            BBB-         3,313,229
              Trust V
     3,300   Harris Preferred Capital                                   7.375%                              A1            74,514
              Corporation, Series A
--------------------------------------------------------------------------------------------------------------------------------
             Total Thrifts & Mortgage                                                                                  6,023,622
              Finance
             -------------------------------------------------------------------------------------------------------------------
             U.S. AGENCY - 0.9%
    13,200   Federal Home Loan                                          6.550%                             AA-           306,900
              Mortgage Corporation
    46,500   Federal National                                           7.000%                             AA-         2,154,987
              Mortgage Association
--------------------------------------------------------------------------------------------------------------------------------
             Total U.S. Agency                                                                                         2,461,887
             -------------------------------------------------------------------------------------------------------------------
             WIRELESS TELECOMMUNICATION SERVICES - 1.5%
   157,500   United States Cellular                                     8.750%                              A-         3,928,052
              Corporation
--------------------------------------------------------------------------------------------------------------------------------
             TOTAL $25 PAR (OR SIMILAR) PREFERRED                                                                    261,157,575
              SECURITIES (COST $304,820,823)
             ===================================================================================================================
   PRINCIPAL
AMOUNT (000)   DESCRIPTION (1)                                            COUPON        MATURITY     RATINGS (2)             VALUE
----------------------------------------------------------------------------------------------------------------------------------
               CORPORATE BONDS - 0.7% (0.4% OF TOTAL INVESTMENTS)
               COMMERCIAL BANKS - 0.7%
 $    2,000    Credit Agricole S.A.                                       6.637%         5/29/49             Aa3     $   1,858,650
----------------------------------------------------------------------------------------------------------------------------------
 $    2,000    TOTAL CORPORATE BONDS                                                                                     1,858,650
                (COST $1,943,989)
==================================================================================================================================
   PRINCIPAL
AMOUNT (000)/
      SHARES    DESCRIPTION (1)                                           COUPON        MATURITY     RATINGS (2)             VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                CAPITAL PREFERRED SECURITIES - 52.7% (32.4% OF TOTAL INVESTMENTS)
                CAPITAL MARKETS - 8.3%
      1,000     Bank of New York Capital                                   7.970%        12/31/26             Aa3     $   1,035,870
                 I, Series B
        250     C.A. Preferred Fund                                        7.000%        10/30/49              A1           243,455
                 Trust II
      3,250     C.A. Preferred Funding                                     7.000%         1/30/49              A1         3,169,195
                 Trust
      4,300     Dresdner Funding Trust                                     8.151%         6/30/31              A1         4,397,236
                 I, 144A
      8,485     First Union Capital                                        7.950%        11/15/29              A1         9,055,666
                 Trust II, Series A
      3,000     Mizuho JGB Investment                                      9.870%         6/30/48              A1         3,027,753

    PRINCIPAL
AMOUNT (000)/
       SHARES   DESCRIPTION (1)                                            COUPON        MATURITY     RATINGS (2)             VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                CAPITAL MARKETS (continued)
        700     MUFG Capital Finance 2                                     4.850%         7/25/56            BBB+     $     868,584
-----------------------------------------------------------------------------------------------------------------------------------
                Total Capital Markets                                                                                    21,797,759
                -------------------------------------------------------------------------------------------------------------------
                COMMERCIAL BANKS - 24.7%
      1,500     AB Svensk Exportkredit,                                    6.375%        10/27/49             AA-         1,492,068
                 144A
      1,800     Abbey National Capital                                     8.963%         6/30/50              A+         2,119,964
                 Trust I
      1,900     AgFirst Farm Credit Bank                                   7.300%        12/15/53              A-         1,792,337
      6,200     Barclays Bank PLC, 144A                                    8.550%         6/15/49             Aa3         6,535,277
        500     Barclays Bank PLC                                          7.434%        12/15/57             Aa3           520,488
      1,900     BBVA International                                         5.919%        10/18/49              A1         1,665,975
                 Preferred S.A.,
                 Unipersonal
      5,000     Capital One Capital IV                                     6.745%         2/17/37            Baa1         3,727,445
                 Corporation
      3,000     CBG Florida REIT                                           7.114%        11/15/49            Baa3         2,792,169
                 Corporation
        900     DBS Capital Funding                                        7.657%         3/15/49             Aa3           962,381
                 Corporation, 144A
      4,400     Den Norske Bank, 144A                                      7.729%         6/29/49             Aa3         4,691,619
      1,000     First Empire Capital                                       8.234%         2/01/27              A3         1,043,385
                 Trust I
        500     First Midwest Bancorp                                      6.950%        12/01/33            Baa1           458,805
                 Inc.
      1,600     HBOS Capital Funding LP,                                   6.850%         3/23/49              A1         1,403,211
                 Notes
      4,600     HBOS PLC, Series, 144A                                     6.413%         4/01/49              A1         3,753,517
      1,430     HSBC USA Capital Trust                                     8.380%         5/15/27               A         1,492,442
                 II, 144A
      1,000     HT1 Funding, GmbH                                          6.352%         6/30/57              A-         1,344,038
      2,500     KBC Bank Fund Trust III,                                   9.860%         5/02/50              A1         2,686,905
                 144A
      1,000     Lloyds TSB Bank PLC,                                       6.900%        11/22/49             Aa2           972,115
                 Subordinated Note
      2,000     Mizuho Financial Group                                     8.375%         4/27/49             Aa3         2,021,380
      2,000     Northgroup Preferred                                       6.378%        10/15/57              A1         1,773,016
                 Capital Corporation,
                 144A
      1,000     Popular North American                                     6.564%         9/15/34            Baa1           893,900
                 Capital Trust I
      1,500     Royal Bank of Scotland                                     7.640%         3/31/49              A1         1,544,777
                 Group PLC, Series U
      3,300     Shinsei Finance II                                         7.160%         7/25/49            Baa2         2,793,658
                 Cayman Limited,
                 Perpetual Maturity,
                 144A
      1,500     Standard Chartered PLC,                                    7.014%         1/30/58            BBB+         1,424,519
                 144A
      2,660     Swedbank                                                   9.000%         9/17/50             Aa3         2,842,308
                 ForeningsSparbanken AB,
                 144A
         --(3)  Union Planters Preferred                                   7.750%         7/15/53              A2         7,951,563
                 Fund, 144A
      5,600     Washington Mutual                                          7.250%         3/15/49             BBB         3,683,870
                 Preferred Funding
                 Cayman, Series A-1,
                 144A
-----------------------------------------------------------------------------------------------------------------------------------
                Total Commercial Banks                                                                                   64,383,132
                -------------------------------------------------------------------------------------------------------------------
                DIVERSIFIED FINANCIAL SERVICES - 3.6%
      1,300     Fulton Capital Trust I                                     6.290%         2/01/36              A3           979,523
      6,000     JPMorgan Chase Capital                                     6.950%         8/17/36             Aa3         5,716,218
                 Trust XVIII
        902     MM Community Funding                                       8.030%         6/15/31             Aaa           935,384
                 Trust I Limited
      1,800     Old Mutual Capital                                         8.000%         6/22/53            Baa2         1,805,040
                 Funding, Notes
-----------------------------------------------------------------------------------------------------------------------------------
                Total Diversified                                                                                         9,436,165
                 Financial Services
                -------------------------------------------------------------------------------------------------------------------
                DIVERSIFIED TELECOMMUNICATION SERVICES - 2.3%
          5     Centaur Funding                                            9.080%         4/21/20             BBB         6,104,888
                 Corporation, Series B,
                 144A
-----------------------------------------------------------------------------------------------------------------------------------
                INSURANCE - 11.2%
      3,450     Ace Capital Trust II                                       9.700%         4/01/30            Baa1         4,381,852
      3,500     AXA S.A., 144A                                             6.463%        12/14/49            BBB+         3,157,599
      2,600     Great West Life and                                        7.153%         5/16/46              A-         2,608,104
                 Annuity Insurance
                 Company
      1,000     Liberty Mutual Group                                       7.800%         3/15/37            Baa3           891,875
      1,000     MetLife Capital Trust IV                                   7.880%        12/15/67            BBB+         1,021,832
        600     MetLife Inc.                                               6.400%        12/15/66            BBB+           551,612
        400     Nationwide Financial                                       7.899%         3/01/37            Baa1           412,116
                 Services Capital Trust
        600     Nationwide Financial                                       6.750%         5/15/67            Baa1           554,336
                 Services Inc.
      2,400     Oil Insurance Limited,                                     7.558%        12/30/49            Baa1         2,453,107
                 144A
      4,500     Progressive Corporation                                    6.700%         6/15/37              A2         4,184,753
        500     Prudential PLC                                             6.500%         6/29/49               A           449,013
      6,000     QBE Capital Funding                                        6.797%         6/01/49             BBB         5,755,182
                 Trust II, 144A
      3,000     XL Capital, Limited                                        6.500%        10/15/57             BBB         2,627,451
-----------------------------------------------------------------------------------------------------------------------------------
                Total Insurance                                                                                          29,048,832
                -------------------------------------------------------------------------------------------------------------------
                OIL, GAS & CONSUMABLE FUELS - 1.0%
      3,000     KN Capital Trust III                                       7.630%         4/15/28              B1         2,721,000
-----------------------------------------------------------------------------------------------------------------------------------
                ROAD & RAIL - 1.0%
      2,785     Burlington Northern                                        6.613%        12/15/55             BBB         2,607,153
                 Santa Fe Funding Trust
                 I
-----------------------------------------------------------------------------------------------------------------------------------

         JHP
        Nuveen Quality Preferred Income Fund 3 (continued)
        Portfolio of INVESTMENTS as of December 31, 2007

    PRINCIPAL
AMOUNT (000)/
       SHARES   DESCRIPTION (1)                                            COUPON        MATURITY     RATINGS (2)             VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                THRIFTS & MORTGAGE FINANCE - 0.6%
      2,400     Washington Mutual                                          6.665%         3/15/57             BBB     $   1,418,062
                 Preferred Funding Trust
                 II
-----------------------------------------------------------------------------------------------------------------------------------
                TOTAL CAPITAL PREFERRED                                                                                 137,516,991
                 SECURITIES (COST
                 $148,558,258)
                ===================================================================================================================
     SHARES     DESCRIPTION (1)                                                                                             VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                INVESTMENT COMPANIES - 6.5% (4.0% OF TOTAL INVESTMENTS)
     97,685     Blackrock Preferred and                                                                               $   1,567,844
                 Corporate Income
                 Strategies Fund
    230,226     Blackrock Preferred                                                                                       3,667,500
                 Income Strategies Fund
     46,226     Blackrock Preferred                                                                                         800,172
                 Opportunity Trust
    241,169     Flaherty and                                                                                              3,897,291
                 Crumrine/Claymore
                 Preferred Securities
                 Income Fund Inc.
    158,064     Flaherty and                                                                                              2,668,120
                 Crumrine/Claymore Total
                 Return Fund Inc.
     19,342     John Hancock Preferred                                                                                      366,918
                 Income Fund
     24,126     John Hancock Preferred                                                                                      451,639
                 Income Fund II
    188,671     John Hancock Preferred                                                                                    3,403,625
                 Income Fund III
-----------------------------------------------------------------------------------------------------------------------------------
                TOTAL INVESTMENT                                                                                         16,823,109
                 COMPANIES (COST
                 $20,757,565)
                ===================================================================================================================
  PRINCIPAL
AMOUNT (000)    DESCRIPTION (1)                                          COUPON        MATURITY                             VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 2.6% (1.6% OF TOTAL INVESTMENTS)
 $    6,831     Repurchase Agreement                                       1.000%         1/02/08                     $   6,831,159
                 with Fixed Income
                 Clearing Corporation,
                 dated 12/31/07,
                 repurchase price
                 $6,831,539,
                 collateralized by
                 $6,460,000 U.S.
                 Treasury Notes, 4.875%,
                 due 8/15/16, value
                 $6,968,725
 ==========     -------------------------------------------------------------------------------------------------------------------
                TOTAL SHORT-TERM                                                                                          6,831,159
                 INVESTMENTS (COST
                 $6,831,159)
                -------------------------------------------------------------------------------------------------------------------
                TOTAL INVESTMENTS (COST                                                                                 424,187,484
                 $482,911,794) - 162.5%
                -------------------------------------------------------------------------------------------------------------------
                OTHER ASSETS LESS                                                                                         2,893,805
                 LIABILITIES - 1.1%
                -------------------------------------------------------------------------------------------------------------------
                FUNDPREFERRED SHARES, AT                                                                               (166,000,000)
                 LIQUIDATION
                 VALUE - (63.6)% (4)
                -------------------------------------------------------------------------------------------------------------------
                NET ASSETS APPLICABLE TO                                                                              $ 261,081,289
                 COMMON SHARES - 100%
                ===================================================================================================================

INTEREST RATE SWAPS OUTSTANDING AT DECEMBER 31, 2007:

                                         FUND                                   FIXED RATE                    UNREALIZED
                      NOTIONAL    PAY/RECEIVE      FLOATING RATE    FIXED RATE     PAYMENT  TERMINATION     APPRECIATION
 COUNTERPARTY           AMOUNT  FLOATING RATE              INDEX  (ANNUALIZED)   FREQUENCY         DATE   (DEPRECIATION)
 -----------------------------------------------------------------------------------------------------------------------
 Citigroup Inc.    $42,000,000        Receive  1-Month USD-LIBOR         3.255%    Monthly     2/06/08    $     163,755
 Citigroup Inc.     42,000,000        Receive  1-Month USD-LIBOR         3.815     Monthly     2/06/10          (17,800)
 -----------------------------------------------------------------------------------------------------------------------
                                                                                                          $     145,955
 =======================================================================================================================

                 USD-LIBOR (United States Dollar-London Inter-Bank Offered Rate)

        (1)      All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
        (2)      Ratings (not covered by the report of independent registered public accounting firm):
                 Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor
                 Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.
        (3)      Principal Amount (000)/Shares rounds to less than $1,000.
        (4)      FundPreferred Shares, at Liquidation Value as a percentage of total investments is
                 (39.1)%.
       144A      Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.
      CORTS      Corporate Backed Trust Securities.
      PPLUS      PreferredPlus Trust.
    SATURNS      Structured Asset Trust Unit Repackaging.

                                 See accompanying notes to financial statements.

           Statement of

           ASSETS & LIABILITIES

                                                December 31, 2007

                                                                     QUALITY            QUALITY          QUALITY
                                                                   PREFERRED          PREFERRED        PREFERRED
                                                                      INCOME           INCOME 2         INCOME 3
                                                                       (JTP)              (JPS)            (JHP)
----------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $1,296,954,406, $2,448,041,788
  and $482,911,794, respectively)                             $1,147,610,708     $2,172,707,865     $424,187,484
Cash                                                               1,160,808            863,704          255,945
Cash denominated in foreign currencies (cost $-, $155,530
  and $-, respectively)                                                   --            155,056               --
Unrealized appreciation on interest rate swaps                            --                 --          145,955
Receivables:
  Dividends                                                        1,514,518          2,200,160          425,791
  Interest                                                         5,105,876         10,038,580        1,528,795
  Investments sold                                                 1,036,658          2,920,311          950,010
  Reclaims                                                                --            142,729           32,914
Other assets                                                         110,242            201,748           28,019
----------------------------------------------------------------------------------------------------------------
     Total assets                                              1,156,538,810      2,189,230,153      427,554,913
----------------------------------------------------------------------------------------------------------------
LIABILITIES
Unrealized depreciation on interest rate swaps                       987,076            418,657               --
Payable for investments purchased                                    307,543            359,688            1,873
Accrued expenses:
  Management fees                                                    621,578          1,130,088          208,349
  Other                                                              384,808            645,901          130,811
FundPreferred shares dividends payable                               293,236            550,390          132,591
----------------------------------------------------------------------------------------------------------------
     Total liabilities                                             2,594,241          3,104,724          473,624
----------------------------------------------------------------------------------------------------------------
FundPreferred shares, at liquidation value                       440,000,000        800,000,000      166,000,000
----------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                        $  713,944,569     $1,386,125,429     $261,081,289
================================================================================================================
Common shares outstanding                                         64,557,648        119,845,699       23,690,909
================================================================================================================
Net asset value per Common share outstanding (net assets
  applicable to
  Common shares, divided by Common shares outstanding)        $        11.06     $        11.57     $      11.02
================================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
----------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                       $      645,576     $    1,198,457     $    236,909
Paid-in surplus                                                  897,894,532      1,686,854,230      329,654,258
Undistributed (Over-distribution of) net investment income           193,921         (3,668,866)         639,113
Accumulated net realized gain (loss) from investments and
  derivative transactions                                        (34,465,403)       (22,518,627)     (10,872,945)
Net unrealized appreciation (depreciation) of investments
  and derivative transactions                                   (150,324,057)      (275,739,765)     (58,576,046)
----------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                        $  713,944,569     $1,386,125,429     $261,081,289
================================================================================================================
Authorized shares:
  Common                                                           Unlimited          Unlimited        Unlimited
  FundPreferred                                                    Unlimited          Unlimited        Unlimited
================================================================================================================

                                 See accompanying notes to financial statements.

           Statement of

           OPERATIONS

                                    Year Ended December 31, 2007

                                                                        QUALITY            QUALITY           QUALITY
                                                                      PREFERRED          PREFERRED         PREFERRED
                                                                         INCOME           INCOME 2          INCOME 3
                                                                          (JTP)              (JPS)             (JHP)
--------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends (net of foreign tax withheld of $--, $5,063 and
  $1,971, respectively)                                          $   56,601,945     $  108,431,962     $ 23,376,546
Interest                                                             36,089,577         67,723,485       10,910,592
--------------------------------------------------------------------------------------------------------------------
Total investment income                                              92,691,522        176,155,447       34,287,138
--------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                      11,085,785         20,302,072        4,228,068
FundPreferred shares - auction fees                                   1,100,000          2,000,000          415,000
FundPreferred shares - dividend disbursing agent fees                    29,724             42,017           14,493
Shareholders' servicing agent fees and expenses                           8,208              9,942            1,604
Custodian's fees and expenses                                           231,269            418,670           94,771
Trustees' fees and expenses                                              30,448             60,273           11,675
Professional fees                                                        87,741            123,288           39,158
Shareholders' reports - printing and mailing expenses                   194,074            345,820           78,047
Stock exchange listing fees                                              23,270             43,236            9,698
Investor relations expense                                              168,550            313,010           64,585
Other expenses                                                           50,055             66,649           27,676
--------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense
  reimbursement                                                      13,009,124         23,724,977        4,984,775
  Custodian fee credit                                                  (17,571)           (28,670)          (5,188)
  Expense reimbursement                                              (3,615,359)        (7,321,205)      (1,531,578)
--------------------------------------------------------------------------------------------------------------------
Net expenses                                                          9,376,194         16,375,102        3,448,009
--------------------------------------------------------------------------------------------------------------------
Net investment income                                                83,315,328        159,780,345       30,839,129
--------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
  Investments                                                        (5,132,013)          (574,703)      (4,501,418)
  Interest rate swaps                                                 2,033,771          6,499,835        1,505,963
  Futures                                                           (11,881,039)       (19,893,208)      (4,429,499)
  Foreign currencies                                                      1,097             16,390           (2,751)
Change in net unrealized appreciation (depreciation) of:
  Investments                                                      (172,487,627)      (330,937,014)     (63,538,229)
  Interest rate swaps                                                (3,782,365)        (9,742,683)      (2,319,574)
  Foreign currencies                                                      5,317             10,163            1,793
--------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                            (191,242,859)      (354,621,220)     (73,283,715)
--------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO FUNDPREFERRED SHAREHOLDERS
From net investment income                                          (22,627,872)       (40,051,092)      (8,630,819)
From accumulated net realized gains                                          --         (1,169,215)              --
--------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares from
  distributions to FundPreferred shareholders                       (22,627,872)       (41,220,307)      (8,630,819)
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
  shares from operations                                         $ (130,555,403)    $ (236,061,182)    $(51,075,405)
--------------------------------------------------------------------------------------------------------------------

                                 See accompanying notes to financial statements.

           Statement of

           CHANGES in NET ASSETS

                                                             QUALITY PREFERRED INCOME (JTP)     QUALITY PREFERRED INCOME 2 (JPS)
                                                             -------------------------------    ---------------------------------
                                                                YEAR ENDED        YEAR ENDED        YEAR ENDED         YEAR ENDED
                                                                  12/31/07          12/31/06          12/31/07           12/31/06
---------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                        $ 83,315,328      $ 82,501,402     $  159,780,345    $  159,268,122
Net realized gain (loss) from:
  Investments                                                  (5,132,013)          132,407           (574,703)         (990,466)
  Interest rate swaps                                           2,033,771         2,298,167          6,499,835         5,781,508
  Futures                                                     (11,881,039)               --        (19,893,208)               --
  Foreign currencies                                                1,097               563             16,390             1,066
Change in net unrealized appreciation (depreciation) of:
  Investments                                                (172,487,627)         (940,681)      (330,937,014)       (5,130,313)
  Interest rate swaps                                          (3,782,365)         (215,813)        (9,742,683)       (1,630,640)
  Foreign currencies                                                5,317             1,400             10,163             2,652
Distributions to FundPreferred shareholders:
  From net investment income                                  (22,627,872)      (20,743,697)       (40,051,092)      (37,501,376)
  From accumulated net realized gains                                  --                --         (1,169,215)               --
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
  shares from operations                                     (130,555,403)       63,033,748       (236,061,182)      119,800,553
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                    (59,742,151)      (69,630,812)      (124,716,189)     (133,434,611)
From accumulated net realized gains                                    --                --         (5,233,037)               --
Tax return of capital                                          (6,091,299)               --         (4,179,641)               --
---------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares from
  distributions to Common shareholders                        (65,833,450)      (69,630,812)      (134,128,867)     (133,434,611)
---------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares issued to shareholders due
  to reinvestment of distributions                                725,059           607,703          2,923,173         1,483,854
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
  shares from capital share transactions                          725,059           607,703          2,923,173         1,483,854
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
  shares                                                     (195,663,794)       (5,989,361)      (367,266,876)      (12,150,204)
---------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares at the beginning of
  year                                                        909,608,363       915,597,724      1,753,392,305     1,765,542,509
---------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares at the end of year    $713,944,569      $909,608,363     $1,386,125,429    $1,753,392,305
---------------------------------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment income
  at the end of year                                         $    193,921      $ (1,329,743)    $   (3,668,866)   $   (3,968,873)
---------------------------------------------------------------------------------------------------------------------------------

                                 See accompanying notes to financial statements.

                                                              QUALITY PREFERRED INCOME 3 (JHP)
                                                              ---------------------------------
                                                                  YEAR ENDED         YEAR ENDED
                                                                    12/31/07           12/31/06
-----------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                          $ 30,839,129       $ 30,871,981
Net realized gain (loss) from:
  Investments                                                    (4,501,418)        (2,688,895)
  Interest rate swaps                                             1,505,963          1,379,809
  Futures                                                        (4,429,499)                --
  Foreign currencies                                                 (2,751)               208
Change in net unrealized appreciation (depreciation) of:
  Investments                                                   (63,538,229)         3,328,270
  Interest rate swaps                                            (2,319,574)          (567,278)
  Foreign currencies                                                  1,793                516
Distributions to FundPreferred shareholders:
  From net investment income                                     (8,630,819)        (7,912,599)
  From accumulated net realized gains                                    --                 --
-----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
  shares from operations                                        (51,075,405)        24,412,012
-----------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                      (22,471,014)       (25,661,097)
From accumulated net realized gains                                      --                 --
Tax return of capital                                            (2,322,309)          (327,326)
-----------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares from
  distributions to
  Common shareholders                                           (24,793,323)       (25,988,423)
-----------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares issued to shareholders due
  to reinvestment of
  distributions                                                     409,712            259,052
-----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
  shares from capital share
  transactions                                                      409,712            259,052
-----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
  shares                                                        (75,459,016)        (1,317,359)
-----------------------------------------------------------------------------------------------
Net assets applicable to Common shares at the beginning of
  year                                                          336,540,305        337,857,664
-----------------------------------------------------------------------------------------------
Net assets applicable to Common shares at the end of year      $261,081,289       $336,540,305
===============================================================================================
Undistributed (Over-distribution of) net investment income
  at the end of year                                           $    639,113       $   (881,169)
===============================================================================================

                                 See accompanying notes to financial statements.

   Notes to

   FINANCIAL STATEMENTS

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The funds (the "Funds") covered in this report and their corresponding Common share New York Stock Exchange symbols are Nuveen Quality Preferred Income Fund
(JTP), Nuveen Quality Preferred Income Fund 2 (JPS) and Nuveen Quality Preferred Income Fund 3 (JHP). The Funds are registered under the Investment Company Act of 1940, as amended, as non-diversified, closed-end management investment companies.

Each Fund seeks to provide high current income consistent with capital preservation by investing primarily in a portfolio of preferred securities, debt securities including convertible debt securities and convertible preferred securities.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles.

Investment Valuation

Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities traded on Nasdaq are valued at the Nasdaq Official Closing Price. Futures contracts are valued using the closing settlement price or, in the absence of such a price, at the mean of the bid and asked prices. The prices of fixed-income securities and interest rate swap contracts are generally provided by an independent pricing service approved by the Funds' Board of Trustees. When price quotes are not readily available, the pricing service or, in the absence of a pricing service for a particular investment, the Board of Trustees of the Funds, or its designee, may establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant by the pricing service or the Board of Trustees' designee. If the pricing service is unable to supply a price for an investment or derivative instrument, the Funds may use market quotes provided by major broker/dealers in such investments. If it is determined that the market price for an investment or derivative instrument is unavailable or inappropriate, the Board of Trustees of the Funds, or its designee, may establish fair value in accordance with procedures established in good faith by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates market value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At December 31, 2007, there were no such outstanding purchase commitments in any of the Funds.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also includes paydown gains and losses, if any.

Federal Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

Effective June 29, 2007, the Funds adopted Financial Accounting Standards Board
(FASB) Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN
48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether it is "more-likely-than-not" (i.e. greater than 50-percent) of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold may result in a tax benefit or expense in the current year.

   Notes to
   FINANCIAL STATEMENTS (continued)

Implementation of FIN 48 required management of the Funds to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions, which includes federal and certain states. Open tax years are those that are open for examination by taxing authorities (i.e. the last four tax year ends and the interim tax period since then). The Funds have no examinations in progress.

For all open tax years and all major taxing jurisdictions through the end of the reporting period, management of the Funds has reviewed all tax positions taken or expected to be taken in the preparation of the Funds' tax returns and concluded the adoption of FIN 48 resulted in no impact to the Funds' net assets or results of operations as of and during the fiscal year ended December 31, 2007.

The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Common Shareholders

Distributions to Common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

Distributions to Common shareholders are declared monthly. Net realized capital gains from investment transactions, if any, are distributed to shareholders not less frequently than annually. Futhermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

FundPreferred Shares

The Funds have issued and outstanding FundPreferred shares, $25,000 stated value per share, as a means of effecting financial leverage. Each Fund's FundPreferred shares are issued in more than one Series. The dividend rate paid by the Funds on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period. The number of FundPreferred shares outstanding, by Series and in total, for each Fund is as follows:

                                                                            QUALITY             QUALITY             QUALITY
                                                                          PREFERRED           PREFERRED           PREFERRED
                                                                             INCOME            INCOME 2            INCOME 3
                                                                              (JTP)               (JPS)               (JHP)
---------------------------------------------------------------------------------------------------------------------------
Number of shares:
  Series M                                                                    3,520               4,800               3,320
  Series T                                                                    3,520               4,800                  --
  Series T2                                                                      --               4,000                  --
  Series W                                                                    3,520               4,800                  --
  Series TH                                                                   3,520               4,800               3,320
  Series TH2                                                                     --               4,000                  --
  Series F                                                                    3,520               4,800                  --
---------------------------------------------------------------------------------------------------------------------------
Total                                                                        17,600              32,000               6,640
---------------------------------------------------------------------------------------------------------------------------

Interest Rate Swap Transactions

The Funds are authorized to invest in interest rate swap transactions. The Funds' use of interest rate swap transactions is intended to mitigate the negative impact that an increase in short-term interest rates could have on Common share net earnings as a result of leverage. Interest rate swap transactions involve each Fund's agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty paying or receiving a variable rate payment that is intended to approximate each Fund's variable rate payment obligation on FundPreferred shares or any variable rate borrowing. The payment obligation is based on the notional amount of the interest rate swap contract. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that each Fund is to receive. Interest rate swap positions are valued daily. Although there are economic advantages of entering into interest rate swap transactions, there are also additional risks. The Funds help manage the credit risks associated with interest rate swap transactions by entering into agreements only with counterparties Nuveen Asset Management (the "Adviser"), a wholly owned subsidiary of Nuveen Investments Inc. ("Nuveen"), believes have the financial resources to honor their obligations and by having the Adviser continually monitor the financial stability of the swap counterparties.

Futures Contracts

The Funds are authorized to invest in futures contracts. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by "marking-to-market" on a daily basis to reflect the changes in market value of the contract. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and the value of the contract when originally entered into. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized in the Statement of Assets and Liabilities. Additionally, the Statement of Assets and Liabilities reflects a receivable or payable for the variation margin when applicable. During the fiscal year ended December 31, 2007 each Fund invested in futures contracts. As of December 31, 2007, there were no outstanding futures contracts in any of the Funds.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

Foreign Currency Transactions

The Funds are authorized to engage in foreign currency exchange transactions, including foreign currency forward, options and futures contracts. To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds' investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions. The gains or losses resulting from changes in foreign exchange rates are included in "Realized gain (loss) on foreign currencies" and "Change in net unrealized appreciation (depreciation) of foreign currencies" in the Statement of Operations.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investments and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Funds' policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which the Fund overdraws its account at the custodian bank.

Indemnifications

Under the Funds' organizational documents, their Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

   Notes to
   FINANCIAL STATEMENTS (continued)

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES

Transactions in Common shares were as follows:

                                                      QUALITY PREFERRED          QUALITY PREFERRED          QUALITY PREFERRED
                                                         INCOME (JTP)              INCOME 2 (JPS)             INCOME 3 (JHP)
                                                   ------------------------   ------------------------   ------------------------
                                                         YEAR          YEAR         YEAR          YEAR         YEAR          YEAR
                                                        ENDED         ENDED        ENDED         ENDED        ENDED         ENDED
                                                     12/31/07      12/31/06     12/31/07      12/31/06     12/31/07      12/31/06
---------------------------------------------------------------------------------------------------------------------------------
Shares issued to shareholders due to reinvestment
  of distributions                                    52,207        43,337      202,230       101,627       29,874         18,314
---------------------------------------------------------------------------------------------------------------------------------

3. INVESTMENT TRANSACTIONS

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the fiscal year ended December 31, 2007, were as follows:

                                                                            QUALITY             QUALITY             QUALITY
                                                                          PREFERRED           PREFERRED           PREFERRED
                                                                             INCOME            INCOME 2            INCOME 3
                                                                              (JTP)               (JPS)               (JHP)
---------------------------------------------------------------------------------------------------------------------------
Purchases:
  Investment securities                                               $422,748,494        $728,959,254         $165,766,536
  U.S. Government and agency obligations                                 1,011,328           1,004,141                   --
Sales and maturities:
  Investment securities                                                403,151,787         756,290,322          171,275,438
  U.S. Government and agency obligations                                        --                  --                   --
---------------------------------------------------------------------------------------------------------------------------

4. INCOME TAX INFORMATION

The following information is presented on an income tax basis based on the information currently available to the Funds. Differences between amounts for financial statement and federal income tax purposes are primarily due to recognition of premium amortization, recognition of income on REIT investments, timing differences in the recognition of income and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At December 31, 2007, the cost of investments was as follows:

                                                                            QUALITY             QUALITY             QUALITY
                                                                          PREFERRED           PREFERRED           PREFERRED
                                                                             INCOME            INCOME 2            INCOME 3
                                                                              (JTP)               (JPS)               (JHP)
---------------------------------------------------------------------------------------------------------------------------
Cost of investments                                                  $1,296,481,002      $2,451,160,434        $482,057,296
---------------------------------------------------------------------------------------------------------------------------

Gross unrealized appreciation and gross unrealized depreciation of investments at December 31, 2007, were as follows:

                                                                            QUALITY             QUALITY             QUALITY
                                                                          PREFERRED           PREFERRED           PREFERRED
                                                                             INCOME            INCOME 2            INCOME 3
                                                                              (JTP)               (JPS)               (JHP)
---------------------------------------------------------------------------------------------------------------------------
Gross unrealized:
  Appreciation                                                        $ 10,574,821        $ 18,261,957         $  4,111,824
  Depreciation                                                        (159,445,115)       (296,714,526)         (61,981,636)
---------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments            $(148,870,294)      $(278,452,569)        $(57,869,812)
---------------------------------------------------------------------------------------------------------------------------

The tax components of undistributed net ordinary income and net long-term capital gains at July 31, 2007, the Funds' last tax year end, were as follows:

                                                                            QUALITY             QUALITY             QUALITY
                                                                          PREFERRED           PREFERRED           PREFERRED
                                                                             INCOME            INCOME 2            INCOME 3
                                                                              (JTP)               (JPS)               (JHP)
---------------------------------------------------------------------------------------------------------------------------
Undistributed net ordinary income *                                           $ --                $ --                 $ --
Undistributed net long-term capital gains                                       --                  --                   --
---------------------------------------------------------------------------------------------------------------------------

* Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The tax character of distributions paid during the Funds' tax years ended July 31, 2007 and July 31, 2006, was designated for purposes of the dividends paid deduction as follows:

                                                                            QUALITY             QUALITY             QUALITY
                                                                          PREFERRED           PREFERRED           PREFERRED
                                                                             INCOME            INCOME 2            INCOME 3
JULY 31, 2007                                                                 (JTP)               (JPS)               (JHP)
---------------------------------------------------------------------------------------------------------------------------
Distributions from net ordinary income *                               $84,716,262        $168,144,072          $31,830,464
Distributions from net long-term capital gains                                  --           6,399,646                   --
Tax return of capital                                                    6,091,299           4,179,641            2,322,309
---------------------------------------------------------------------------------------------------------------------------

                                                                            QUALITY             QUALITY             QUALITY
                                                                          PREFERRED           PREFERRED           PREFERRED
                                                                             INCOME            INCOME 2            INCOME 3
JULY 31, 2006                                                                 (JTP)               (JPS)               (JHP)
---------------------------------------------------------------------------------------------------------------------------
Distributions from net ordinary income *                               $88,059,972        $166,262,070          $33,448,703
Distributions from net long-term capital gains                                  --          22,350,529            1,834,281
Tax return of capital                                                           --                  --              327,326
---------------------------------------------------------------------------------------------------------------------------

* Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

At July 31, 2007, the Funds' last tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                                            QUALITY             QUALITY             QUALITY
                                                                          PREFERRED           PREFERRED           PREFERRED
                                                                             INCOME            INCOME 2            INCOME 3
                                                                              (JTP)               (JPS)               (JHP)
---------------------------------------------------------------------------------------------------------------------------
Expiration year:
  2011                                                                  $16,197,046                $ --            $     --
  2012                                                                           --                  --                  --
  2013                                                                           --                  --                  --
  2014                                                                           --                  --                  --
  2015                                                                    1,000,781                  --           1,054,637
---------------------------------------------------------------------------------------------------------------------------
  Total                                                                 $17,197,827                $ --          $1,054,637
---------------------------------------------------------------------------------------------------------------------------

   Notes to
   FINANCIAL STATEMENTS (continued)

The following Funds have elected to defer net realized losses from investments incurred from November 1, 2006 through July 31, 2007, the Funds' last tax year end, ("post-October losses") in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the following fiscal year:

                                                                            QUALITY             QUALITY             QUALITY
                                                                          PREFERRED           PREFERRED           PREFERRED
                                                                             INCOME            INCOME 2            INCOME 3
                                                                              (JTP)               (JPS)               (JHP)
---------------------------------------------------------------------------------------------------------------------------
                                                                        $12,689,093         $16,433,733          $7,874,982
---------------------------------------------------------------------------------------------------------------------------

Calculation of certain of the amounts presented above (namely, undistributed net ordinary income for tax purposes) involves the application of complex aspects of the Internal Revenue Code to certain securities held by the Funds. In calculating the amount of taxable income derived from these securities, management made assumptions as to the correct tax treatment of certain of those securities and made estimates about the tax characteristics of income received from those securities, based on information currently available to the Funds. The use of these assumptions and estimates will not affect the qualification of the Funds as regulated investment companies under Subchapter M of the Internal Revenue Code, nor is it expected that these assumptions and estimates will be used in computing taxable income for purposes of preparing the federal and state income and excise tax returns.

5. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser, and a specific fund-level component, based only on the amount of assets within each individual Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily Managed Assets of each Fund as follows:

AVERAGE DAILY MANAGED ASSETS                                                                  FUND-LEVEL FEE RATE
-----------------------------------------------------------------------------------------------------------------
For the first $500 million                                                                                  .7000%
For the next $500 million                                                                                   .6750
For the next $500 million                                                                                   .6500
For the next $500 million                                                                                   .6250
For Managed Assets over $2 billion                                                                          .6000
-----------------------------------------------------------------------------------------------------------------

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the tables below. As of December 31, 2007, the complex-level fee rate was .1846%.

Effective August 20, 2007, the complex-level fee schedule is as follows:

COMPLEX-LEVEL ASSET BREAKPOINT LEVEL (1)                      EFFECTIVE RATE AT BREAKPOINT LEVEL
------------------------------------------------------------------------------------------------
$55 billion                                                                              .2000%
$56 billion                                                                              .1996
$57 billion                                                                              .1989
$60 billion                                                                              .1961
$63 billion                                                                              .1931
$66 billion                                                                              .1900
$71 billion                                                                              .1851
$76 billion                                                                              .1806
$80 billion                                                                              .1773
$91 billion                                                                              .1691
$125 billion                                                                             .1599
$200 billion                                                                             .1505
$250 billion                                                                             .1469
$300 billion                                                                             .1445
------------------------------------------------------------------------------------------------

Prior to August 20, 2007, the complex-level fee schedule was as follows:

COMPLEX-LEVEL ASSET BREAKPOINT LEVEL (1)                      EFFECTIVE RATE AT BREAKPOINT LEVEL
------------------------------------------------------------------------------------------------
$55 billion                                                                              .2000%
$56 billion                                                                              .1996
$57 billion                                                                              .1989
$60 billion                                                                              .1961
$63 billion                                                                              .1931
$66 billion                                                                              .1900
$71 billion                                                                              .1851
$76 billion                                                                              .1806
$80 billion                                                                              .1773
$91 billion                                                                              .1698
$125 billion                                                                             .1617
$200 billion                                                                             .1536
$250 billion                                                                             .1509
$300 billion                                                                             .1490
------------------------------------------------------------------------------------------------

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to preferred stock issued by or borrowings by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into Sub-Advisory Agreements with Spectrum Asset Management, Inc. ("Spectrum"), under which Spectrum manages the investment portfolios of the Funds. Spectrum is compensated for its services to the Funds from the management fees paid to the Adviser. Spectrum also receives compensation on certain portfolio transactions for providing brokerage services to the Funds.

The Funds pay no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

For the first eight years of Quality Preferred Income's (JTP) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily Managed Assets, for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                                    YEAR ENDING
JUNE 30,                                                       JUNE 30,
---------------------------------------------------------------------------------------------------------
2002 *                            .32%                         2007                                   .32%
2003                              .32                          2008                                   .24
2004                              .32                          2009                                   .16
2005                              .32                          2010                                   .08
2006                              .32
---------------------------------------------------------------------------------------------------------

* From the commencement of operations.

The Adviser has not agreed to reimburse Quality Preferred Income (JTP) for any portion of its fees and expenses beyond June 30, 2010.

For the first eight years of Quality Preferred Income 2's (JPS) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily Managed Assets, for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                                     YEAR ENDING
SEPTEMBER 30,                                                   SEPTEMBER 30,
-------------------------------------------------------------------------------------------------------
2002 *                             .32%                         2007                                .32%
2003                               .32                          2008                                .24
2004                               .32                          2009                                .16
2005                               .32                          2010                                .08
2006                               .32
-------------------------------------------------------------------------------------------------------

* From the commencement of operations.

   Notes to
   FINANCIAL STATEMENTS (continued)

The Adviser has not agreed to reimburse Quality Preferred Income 2 (JPS) for any portion of its fees and expenses beyond September 30, 2010.

For the first eight years of Quality Preferred Income 3's (JHP) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily Managed Assets, for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                                    YEAR ENDING
DECEMBER 31,                                                   DECEMBER 31,
-----------------------------------------------------------------------------------------------------
2002 *                            .32%                         2007                               .32%
2003                              .32                          2008                               .24
2004                              .32                          2009                               .16
2005                              .32                          2010                               .08
2006                              .32
-----------------------------------------------------------------------------------------------------

* From the commencement of operations.

The Adviser has not agreed to reimburse Quality Preferred Income 3 (JHP) for any portion of its fees and expenses beyond December 31, 2010.

Agreement and Plan of Merger

On June 20, 2007, Nuveen Investments announced that it had entered into a definitive Agreement and Plan of Merger ("Merger Agreement") with Windy City Investments, Inc. ("Windy City"), a corporation formed by investors led by Madison Dearborn Partners, LLC ("Madison Dearborn"), pursuant to which Windy City would acquire Nuveen Investments. Madison Dearborn is a private equity investment firm based in Chicago, Illinois. The merger was consummated on November 13, 2007.

The consummation of the merger was deemed to be an "assignment" (as that term is defined in the Investment Company Act of 1940) of the investment management agreement between each Fund and the Adviser and, if applicable, the sub-advisory agreement between the Adviser and the sub-adviser of the Funds, and resulted in the automatic termination of such agreements. The Board of Trustees of each Fund considered and approved a new investment management agreement with the Adviser, and, if applicable, a new sub-advisory agreement between the Adviser and the sub-adviser on the same terms as the previous agreements. Each new ongoing investment management agreement and sub-advisory agreement, if applicable, was approved by the shareholders of each Fund and took effect on November 13, 2007.

The investors led by Madison Dearborn includes an affiliate of Merrill Lynch. As a result, Merrill Lynch is an indirect "affiliated person" (as that term is defined in the Investment Company Act of 1940) of each Fund. Certain conflicts of interest may arise as a result of such indirect affiliation. For example, the Funds are generally prohibited from entering into principal transactions with Merrill Lynch and its affiliates. The Adviser does not believe that any such prohibitions or limitations as a result of Merrill Lynch's affiliation will significantly impact the ability of the Funds to pursue their investment objectives and policies.

Related Party Holdings

At December 31, 2007, Quality Preferred Income (JTP), Quality Preferred Income 2
(JPS) and Quality Preferred Income 3 (JHP) owned 395,313, 753,181 and 180,000 shares, respectively, of Merrill Lynch and Company, Inc. preferred securities with aggregate market values of $8,540,540, $15,912,165 and $3,872,920, respectively. Total income earned by Quality Preferred Income (JTP), Quality Preferred Income 2 (JPS) and Quality Preferred Income 3 (JHP) from such securities amounted to $754,698, $1,471,854 and $324,370, respectively, and is included in dividend income on the Statement of Operations.

6. NEW ACCOUNTING PRONOUNCEMENT

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2007, management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements included within the Statement of Operations for the period.

7. SUBSEQUENT EVENTS

Distributions to Common Shareholders

The Funds declared Common share distributions which were paid on February 1, 2008, to shareholders of record on January 15, 2008, as follows:

                                                                            QUALITY             QUALITY             QUALITY
                                                                          PREFERRED           PREFERRED           PREFERRED
                                                                             INCOME            INCOME 2            INCOME 3
                                                                              (JTP)               (JPS)               (JHP)
---------------------------------------------------------------------------------------------------------------------------
Distributions per share                                                      $.0810              $.0860              $.0835
---------------------------------------------------------------------------------------------------------------------------

During February 2008, regularly scheduled auctions for the FundPreferred shares issued by the Funds began attracting more shares for sale than offers to buy. This meant that these auctions "failed to clear," and that many FundPreferred shareholders who wanted to sell their shares in these auctions were unable to do so. FundPreferred shareholders unable to sell their shares received distributions at the "maximum rate" calculated in accordance with the pre-established terms of the FundPreferred stock.

These developments do not affect the management or investment policies of the Funds. However, one implication of these auction failures for Common shareholders is that the Funds' cost of leverage will be higher than it otherwise would have been had the auctions been successful. As a result, the Funds' future Common share earnings may be lower than they otherwise might have been.

           Financial

           HIGHLIGHTS
      Selected data for a Common share outstanding throughout each period:

                                                                            Investment Operations
                                                  -------------------------------------------------------------------------
                                                                             Distributions
                                                                                  from Net        Distributions
                                      Beginning                                 Investment         from Capital
                                         Common                        Net       Income to             Gains to
                                          Share          Net     Realized/   FundPreferred        FundPreferred
                                      Net Asset   Investment    Unrealized          Share-               Share-
                                          Value    Income(a)   Gain (Loss)        holders+             holders+       Total
---------------------------------------------------------------------------------------------------------------------------
QUALITY PREFERRED INCOME (JTP)
---------------------------------------------------------------------------------------------------------------------------
Year ended 12/31:
2007                                     $14.10        $1.29        $(2.96)          $(.35)                $ --      $(2.02)
2006                                      14.20         1.28           .02            (.32)                  --         .98
2005                                      14.92         1.30          (.68)           (.21)                  --         .41
2004(b)                                   14.40          .60           .47            (.05)                  --        1.02
Year Ended 7/31:
2004(c)                                   14.10         1.37           .26            (.08)                  --        1.55
2003                                      14.12         1.31           .16            (.09)                  --        1.38
QUALITY PREFERRED INCOME 2 (JPS)
---------------------------------------------------------------------------------------------------------------------------
Year ended 12/31:
2007                                      14.66         1.34         (2.96)           (.34)                (.01)      (1.97)
2006                                      14.77         1.33          (.01)           (.31)                  --        1.01
2005                                      15.66         1.34          (.69)           (.18)                (.02)        .45
2004(b)                                   15.32          .60           .50            (.04)                (.01)       1.05
Year Ended 7/31:
2004(c)                                   14.97         1.42           .37            (.08)                  --        1.71
2003(d)                                   14.33         1.02           .79            (.07)                  --        1.74
QUALITY PREFERRED INCOME 3 (JHP)
---------------------------------------------------------------------------------------------------------------------------
Year ended 12/31:
2007                                      14.22         1.31         (3.09)           (.37)                  --       (2.15)
2006                                      14.29         1.31           .05            (.33)                  --        1.03
2005                                      15.15         1.32          (.70)           (.21)                (.01)        .40
2004(b)                                   14.71          .60           .46            (.05)                  --        1.01
Year Ended 7/31:
2004(c)                                   14.38         1.38           .40            (.08)                (.01)       1.69
2003(e)                                   14.33          .67           .22            (.04)                  --         .85
---------------------------------------------------------------------------------------------------------------------------

                                                   Less Distributions
                                     ----------------------------------------------

                                            Net                        Tax            Offering Costs
                                     Investment       Capital    Return of                       and      Ending
                                      Income to      Gains to   Capital to             FundPreferred      Common
                                         Common        Common       Common                     Share       Share    Ending
                                         Share-        Share-       Share-              Underwriting   Net Asset    Market
                                        holders       holders      holders    Total        Discounts       Value     Value
---------------------------------------------------------------------------------------------------------------------------
QUALITY PREFERRED INCOME (JTP)
---------------------------------------------------------------------------------------------------------------------------
Year ended 12/31:
2007                                      $(.93)        $ --         $(.09)  $(1.02)           $ --       $11.06   $ 10.33
2006                                      (1.08)          --            --    (1.08)             --        14.10     14.84
2005                                      (1.13)          --            --    (1.13)             --        14.20     12.40
2004(b)                                    (.50)          --            --     (.50)             --        14.92     14.00
Year Ended 7/31:                                                        --
2004(c)                                   (1.25)          --            --    (1.25)             --        14.40     13.96
2003                                      (1.25)          --            --    (1.25)           (.15)       14.10     14.59
QUALITY PREFERRED INCOME 2 (JPS)
---------------------------------------------------------------------------------------------------------------------------
Year ended 12/31:
2007                                      (1.04)        (.04)         (.04)   (1.12)             --        11.57   $ 10.81
2006                                      (1.12)          --            --    (1.12)             --        14.66     15.12
2005                                      (1.16)        (.18)           --    (1.34)             --        14.77     12.80
2004(b)                                    (.53)        (.18)           --     (.71)             --        15.66     14.40
Year Ended 7/31:
2004(c)                                   (1.32)        (.04)           --    (1.36)             --        15.32     14.61
2003(d)                                    (.95)          --            --     (.95)           (.15)       14.97     14.65
QUALITY PREFERRED INCOME 3 (JHP)
---------------------------------------------------------------------------------------------------------------------------
Year ended 12/31:
2007                                       (.95)          --          (.10)   (1.05)             --        11.02   $ 10.51
2006                                      (1.09)          --          (.01)   (1.10)             --        14.22     14.92
2005                                      (1.17)        (.09)           --    (1.26)             --        14.29     12.92
2004(b)                                    (.51)        (.06)           --     (.57)             --        15.15     14.44
Year Ended 7/31:
2004(c)                                   (1.24)        (.12)           --    (1.36)             --        14.71     14.34
2003(e)                                    (.62)          --            --     (.62)           (.18)       14.38     14.36
---------------------------------------------------------------------------------------------------------------------------

*    Annualized.
** Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period takes place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

      Total Return on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.
***   After custodian fee credit and expense reimbursement, where applicable.
+    The amounts shown are based on Common share equivalents.
++   - Ratios do not reflect the effect of dividend payments to FundPreferred shareholders.
     - Income ratios reflect income earned on assets attributable to FundPreferred shares.
     - For the periods presented below each ratio includes the effect of the interest expense paid on interest rate swap transactions as follows:

                                      Ratios of Net Interest Expense to Average Net
                                           Assets Applicable to Common Shares
-----------------------------------------------------------------------------------
       QUALITY PREFERRED INCOME
       (JTP)
       Year Ended 7/31:
       2003                                                             .80%
       QUALITY PREFERRED INCOME 2
       (JPS)
       Year Ended 7/31:
       2003(d)                                                          .58*
       QUALITY PREFERRED INCOME 3
       (JHP)
       Year Ended 7/31:
       2003(e)                                                          .51*

                                                         Ratios/Supplemental Data
                         -----------------------------------------------------------------------------------------
                                         Ratios to Average Net Assets    Ratios to Average Net Assets
                                          Applicable to Common Shares     Applicable to Common Shares
       Total Returns                      Before Credit/Reimbursement    After Credit/Reimbursement***
     -----------------                   -----------------------------   -----------------------------
                 Based
                    on
                Common      Ending Net
       Based     Share          Assets
          on       Net   Applicable to                             Net                             Net   Portfolio
      Market     Asset          Common                      Investment                      Investment    Turnover
     Value**   Value**    Shares (000)      Expenses++        Income++      Expenses++        Income++        Rate
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
      (24.60)% (15.32)%   $  713,945            1.54%           9.43%           1.11%           9.86%          32%
       29.51     7.26        909,608            1.50            8.70            1.02            9.18           34
       (3.69)    2.89        915,598            1.49            8.47            1.02            8.94           19
        3.79     7.10        961,583            1.49*           9.15*           1.02*           9.62*           8
        4.20    11.17        927,892            1.51            8.87            1.04            9.33           18
        4.95     9.15        907,746            2.38            8.84            1.91            9.31           45
------------------------------------------------------------------------------------------------------------------
      (22.24)% (14.32)%    1,386,125            1.45            9.35            1.00            9.80           31
       27.75     7.09      1,753,392            1.42            8.72             .95            9.19           34
       (2.06)    3.01      1,765,543            1.40            8.32             .94            8.78           17
        3.34     6.94      1,872,283            1.40*           8.69*            .94*           9.14*           6
        8.98    11.60      1,830,878            1.41            8.64             .95            9.10           19
        4.02    11.22      1,789,809            1.99*           7.59*           1.54*           8.04*          35
------------------------------------------------------------------------------------------------------------------
      (23.61)% (16.01)%      261,081            1.60            9.38            1.10            9.87           35
       25.00     7.49        336,540            1.56            8.81            1.08            9.29           39
       (2.16)    2.88        337,858            1.54            8.48            1.07            8.96           16
        4.64     6.81        358,197            1.54*           9.03*           1.07*           9.50*           7
        9.36    11.93        347,900            1.55            8.75            1.08            9.22           17
        (.19)    4.62        339,499            1.97*           7.14*           1.53*           7.58*          57
------------------------------------------------------------------------------------------------------------------


      FundPreferred Shares at End of Period
     ---------------------------------------

        Aggregate   Liquidation
           Amount    and Market        Asset
      Outstanding     Value Per     Coverage
            (000)         Share    Per Share
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
        $440,000       $25,000      $65,565
         440,000        25,000       76,682
         440,000        25,000       77,023
         440,000        25,000       79,635
         440,000        25,000       77,721
         440,000        25,000       76,577
------------------------------------------------------------------------------------------------------------------
         800,000        25,000       68,316
         800,000        25,000       79,794
         800,000        25,000       80,173
         800,000        25,000       83,509
         800,000        25,000       82,215
         800,000        25,000       80,932
------------------------------------------------------------------------------------------------------------------
         166,000        25,000       64,319
         166,000        25,000       75,684
         166,000        25,000       75,882
         166,000        25,000       78,945
         166,000        25,000       77,395
         166,000        25,000       76,129
---

(a) Per share Net Investment Income is calculated using the average daily shares method.
(b)   For the period August 1, 2004, through December 31,2004.
(c) The Funds changed their method of presentation for net interest expense on interest rate swap transactions. The effect of this reclassification for the fiscal year ended July 31, 2004, was as follows:

                                                                         QUALITY              QUALITY              QUALITY
                                                                       PREFERRED            PREFERRED            PREFERRED
                                                                          INCOME             INCOME 2             INCOME 3
                                                                           (JTP)                (JPS)                (JHP)
      --------------------------------------------------------------------------------------------------------------------
      Increase of Net Investment Income per share with a
        corresponding
        decrease in Net Realized/Unrealized Gain (Loss)                     $.14                 $.11                 $.11
      Decrease in each of the Ratios of Expenses to Average Net
        Assets Applicable to Common Shares with a corresponding
        increase in each of the Ratios of Net Investment Income
        to Average Net Assets Applicable to Common Shares                    .94%                 .71%                 .73%

(d) For the period September 24, 2002 (commencement of operations) through July 31, 2003.
(e) For the period December 18, 2002 (commencement of operations) through July 31, 2003.
                                 See accompanying notes to financial statements.

                            BOARD MEMBERS & OFFICERS

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at eight. None of the board members who are not interested persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

NAME, BIRTHDATE             POSITION(S) HELD WITH   YEAR FIRST   NUMBER OF PORTFOLIOS
& ADDRESS                   THE FUNDS               ELECTED OR   IN FUND COMPLEX       PRINCIPAL OCCUPATION(S)
                                                    APPOINTED    OVERSEEN BY           INCLUDING OTHER DIRECTORSHIPS
                                                    AND TERM(2)  BOARD MEMBER          DURING PAST 5 YEARS
BOARD MEMBER WHO IS AN INTERESTED PERSON OF THE FUNDS:

- TIMOTHY R.
  SCHWERTFEGER(1)
  3/28/49                   Chairman of             1994                               Former director
  333 W. Wacker Drive       the Board               ANNUAL                             (1994-November 12, 2007),
  Chicago, IL 60606         and Board Member                                           Chairman (1996-June 30,
                                                                                       2007), Non-Executive Chairman
                                                                                       (July 1, 2007-November 12,
                                                                                       2007) and Chief Executive
                                                                                       Officer (1996-June 30, 2007)
                                                                         184           of Nuveen Investments, Inc.
                                                                                       and Nuveen Asset Management
                                                                                       and certain other
                                                                                       subsidiaries of Nuveen
                                                                                       Investments, Inc.; formerly,
                                                                                       Director (1992-2006) of
                                                                                       Institutional Capital
                                                                                       Corporation.

BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS:

- ROBERT P. BREMNER
  8/22/40                   Lead Independent        1997                 184           Private Investor and
  333 W. Wacker Drive       Board member            CLASS III                          Management Consultant.
  Chicago, IL 60606

- JACK B. EVANS
  10/22/48                                          1999                               President, The Hall-Perrine
  333 W. Wacker Drive       Board member            CLASS III                          Foundation, a private
  Chicago, IL 60606                                                                    philanthropic corporation
                                                                                       (since 1996); Director and
                                                                                       Vice Chairman, United Fire
                                                                                       Group, a publicly held
                                                                                       company; Member of the Board
                                                                                       of Regents Companies; for the
                                                                                       State of Iowa University
                                                                                       System; Director, Gazette
                                                                                       Life Trustee of Coe College
                                                                         184           and Iowa College Foundation;
                                                                                       Member of the Advisory
                                                                                       Council of the Department of
                                                                                       Finance in the Tippie College
                                                                                       of Business, University of
                                                                                       Iowa; formerly, Director,
                                                                                       Alliant Energy; formerly,
                                                                                       Director, Federal Reserve
                                                                                       Bank of Chicago; formerly,
                                                                                       President and Chief Operating
                                                                                       Officer, SCI Financial Group,
                                                                                       Inc., a regional financial
                                                                                       services firm.

NAME, BIRTHDATE             POSITION(S) HELD WITH   YEAR FIRST   NUMBER OF PORTFOLIOS
& ADDRESS                   THE FUNDS               ELECTED OR   IN FUND COMPLEX       PRINCIPAL OCCUPATION(S)
                                                    APPOINTED    OVERSEEN BY           INCLUDING OTHER DIRECTORSHIPS
                                                    AND TERM(2)  BOARD MEMBER          DURING PAST 5 YEARS
BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS (CONTINUED):
- WILLIAM C. HUNTER
  3/6/48                                            2004                               Dean, Tippie College of
  333 W. Wacker Drive       Board member            CLASS II                           Business, University of Iowa
  Chicago, IL 60606                                                                    (since July 2006); formerly,
                                                                                       Dean and Distinguished
                                                                                       Professor of Finance, School
                                                                                       of Business at the University
                                                                                       of Connecticut (2003-2006);
                                                                                       previously, Senior Vice
                                                                                       President and Director of
                                                                                       Research at the Federal
                                                                         184           Reserve Bank of Chicago
                                                                                       (1995-2003); Director (since
                                                                                       1997), Credit Research Center
                                                                                       at George Washington
                                                                                       University; Director (since
                                                                                       2004) of Xerox Corporation;
                                                                                       Director (since 2005) Beta
                                                                                       Gamma Sigma International
                                                                                       Honor Society; Director, SS&C
                                                                                       Technologies, Inc. (May
                                                                                       2005-October 2005).

- DAVID J. KUNDERT
  10/28/42                                          2005                               Director, Northwestern Mutual
  333 W. Wacker Drive       Board member            CLASS II                           Wealth Management Company;
  Chicago, IL 60606                                                                    Retired (since 2004) as
                                                                                       Chairman, JPMorgan Fleming
                                                                                       Asset Management, President
                                                                                       and CEO, Banc One Investment
                                                                                       Advisors Corporation, and
                                                                                       President, One Group Mutual
                                                                                       Funds; prior thereto,
                                                                                       Executive Vice President,
                                                                         182           Banc One Corporation and
                                                                                       Chairman and CEO, Banc One
                                                                                       Investment Management Group;
                                                                                       Member, Board of Regents,
                                                                                       Luther College; member of the
                                                                                       Wisconsin Bar Association;
                                                                                       member of Board of Directors,
                                                                                       Friends of Boerner Botanical
                                                                                       Gardens; member of Investment
                                                                                       Committee, Greater Milwaukee
                                                                                       Foundation.

- WILLIAM J. SCHNEIDER
  9/24/44                                           1997                               Chairman of Miller-Valentine
  333 W. Wacker Drive       Board member            ANNUAL                             Partners Ltd., a real estate
  Chicago, IL 60606                                                                    investment company, formerly,
                                                                                       Senior Partner and Chief
                                                                         184           Operating Officer (retired,
                                                                                       2004); Director, Dayton
                                                                                       Development Coalition;
                                                                                       formerly, Member, Business
                                                                                       Advisory Council, Cleveland
                                                                                       Federal Reserve Bank.

- JUDITH M. STOCKDALE
  12/29/47                                          1997                               Executive Director, Gaylord
  333 W. Wacker Drive       Board member            CLASS I                            and Dorothy Donnelley
  Chicago, IL 60606                                                                    Foundation (since 1994);
                                                                         184           prior thereto, Executive
                                                                                       Director, Great Lakes
                                                                                       Protection Fund (from 1990 to
                                                                                       1994).

- CAROLE E. STONE
  6/28/47                                           2007                               Director, Chicago Board
  333 W. Wacker Drive       Board member            CLASS I                            Options Exchange (since
  Chicago, IL 60606                                                                    2006); Chair New York Racing
                                                                                       Association Oversight Board
                                                                                       (2005-12/2007); Commissioner,
                                                                                       New York State Commission on
                                                                                       Public Authority Reform
                                                                         184           (since 2005); formerly
                                                                                       Director, New York State
                                                                                       Division of the Budget
                                                                                       (2000-2004), Chair, Public
                                                                                       Authorities Control Board
                                                                                       (2000-2004) and Director,
                                                                                       Local Government Assistance
                                                                                       Corporation (2000-2004).

NAME, BIRTHDATE             POSITION(S) HELD WITH                 NUMBER OF PORTFOLIOS
& ADDRESS                   THE FUNDS               YEAR FIRST    IN FUND COMPLEX       PRINCIPAL
                                                    ELECTED OR    OVERSEEN              OCCUPATION(S)
                                                    APPOINTED(4)  BY OFFICER            DURING PAST 5 YEARS
OFFICERS OF THE FUND:

- GIFFORD R. ZIMMERMAN
  9/9/56                    Chief Administrative                                        Managing Director (since
  333 W. Wacker Drive       Officer                 1988                                2002), Assistant
  Chicago, IL 60606                                                                     Secretary and Associate
                                                                                        General Counsel,
                                                                                        formerly, Vice President
                                                                                        and Assistant General
                                                                                        Counsel, of Nuveen
                                                                                        Investments, LLC;
                                                                                        Managing Director (since
                                                                                        2002), Associate General
                                                                                        Counsel and Assistant
                                                                                        Secretary, of Nuveen
                                                                                        Asset Management; Vice
                                                                                        President and Assistant
                                                                                        Secretary of NWQ
                                                                                        Investment Management
                                                                                        Company, LLC. (since
                                                                                        2002), Nuveen Investments
                                                                                        Advisers Inc. (since
                                                                                        2002), Symphony Asset
                                                                                        Management LLC, and NWQ
                                                                          184           Investment Management
                                                                                        Company, LLC (since
                                                                                        2003), Tradewinds Global
                                                                                        Investors, LLC, and Santa
                                                                                        Barbara Asset Management,
                                                                                        LLC (since 2006); Nuveen
                                                                                        HydePark Group LLC and
                                                                                        Richards & Tierney, Inc.
                                                                                        (since 2007); Managing
                                                                                        Director, Associate
                                                                                        General Counsel and
                                                                                        Assistant Secretary of
                                                                                        Rittenhouse Asset
                                                                                        Management, Inc. (since
                                                                                        2003); Managing Director
                                                                                        (since 2004) and
                                                                                        Assistant Secretary
                                                                                        (since 1994) of Nuveen
                                                                                        Investments, Inc.,
                                                                                        Assistant Secretary
                                                                                        (since 2003) of Symphony
                                                                                        Asset Management LLC.

- WILLIAM ADAMS IV
  6/9/55                                                                                Executive Vice President,
  333 W. Wacker Drive       Vice President          2007                                U.S. Structured Products
  Chicago, IL 60606                                                                     of Nuveen Investments,
                                                                          120           LLC, (since 1999), prior
                                                                                        thereto, Managing
                                                                                        Director of Structured
                                                                                        Investments.

- JULIA L. ANTONATOS
  9/22/63                                                                               Managing Director (since
  333 W. Wacker Drive       Vice President          2004                                2005), formerly Vice
  Chicago, IL 60606                                                       184           President (2002-2005) of
                                                                                        Nuveen Investments, LLC;
                                                                                        Chartered Financial
                                                                                        Analyst.

- CEDRIC H. ANTOSIEWICZ
  1/11/62                                                                               Managing Director, (since
  333 W. Wacker Drive       Vice President          2007                  120           2004) previously, Vice
  Chicago, IL 60606                                                                     President (1993-2004) of
                                                                                        Nuveen Investments, LLC.

- MICHAEL T. ATKINSON
  2/3/66                    Vice President                                              Vice President (since
  333 W. Wacker Drive       and Assistant           2000                  184           2002) of Nuveen
  Chicago, IL 60606         Secretary                                                   Investments, LLC.

- PETER H. D(#)ARRIGO
  11/28/67                                                                              Vice President and
  333 W. Wacker Drive       Vice President          1999                                Treasurer of Nuveen
  Chicago, IL 60606                                                                     Investments, LLC and
                                                                                        Nuveen Investments, Inc.;
                                                                                        Vice President and
                                                                                        Treasurer of Nuveen Asset
                                                                                        Management (since 2002),
                                                                                        Nuveen Investments
                                                                                        Advisers Inc. (since
                                                                                        2002); NWQ Investment
                                                                                        Management Company, LLC.
                                                                                        (since 2002); Rittenhouse
                                                                                        Asset Management, Inc.
                                                                                        (since 2003), Tradewinds
                                                                                        NWQ Global Investors, LLC
                                                                          184           (since 2006), Santa
                                                                                        Barbara Asset Management,
                                                                                        LLC (since 2006) and
                                                                                        Nuveen HydePark Group,
                                                                                        LLC and Richards &
                                                                                        Tierney, Inc. (since
                                                                                        2007); Treasurer of
                                                                                        Symphony Asset Management
                                                                                        LLC (since 2003);
                                                                                        formerly, Vice President
                                                                                        and Treasurer (1999-2004)
                                                                                        of Nuveen Advisory Corp.
                                                                                        and Nuveen Institutional
                                                                                        Advisory Corp.(3),
                                                                                        Chartered Financial
                                                                                        Analyst.

NAME, BIRTHDATE             POSITION(S) HELD WITH                 NUMBER OF PORTFOLIOS
& ADDRESS                   THE FUNDS               YEAR FIRST    IN FUND COMPLEX       PRINCIPAL
                                                    ELECTED OR    OVERSEEN              OCCUPATION(S)
                                                    APPOINTED(4)  BY OFFICER            DURING PAST 5 YEARS
OFFICERS OF THE FUND (CONTINUED):
- LORNA C. FERGUSON
  10/24/45                                                                              Managing Director (since
  333 W. Wacker Drive       Vice President          1998                                2004), formerly, Vice
  Chicago, IL 60606                                                                     President of Nuveen
                                                                                        Investments, LLC,
                                                                                        Managing Director (2004)
                                                                          184           formerly, Vice President
                                                                                        (1998-2004) of Nuveen
                                                                                        Advisory Corp. and Nuveen
                                                                                        Institutional Advisory
                                                                                        Corp.(3); Managing
                                                                                        Director (since 2005) of
                                                                                        Nuveen Asset Management.

- STEPHEN D. FOY
  5/31/54                   Vice President                                              Vice President (since
  333 W. Wacker Drive       and Controller          1998                                1993) and Funds
  Chicago, IL 60606                                                                     Controller (since 1998)
                                                                                        of Nuveen Investments,
                                                                                        LLC; Vice President
                                                                                        (since 2005) of Nuveen
                                                                          184           Asset Management;
                                                                                        formerly, Vice President
                                                                                        and Funds Controller
                                                                                        (1998-2004) of Nuveen
                                                                                        Investments, Inc.;
                                                                                        Certified Public
                                                                                        Accountant.

- WALTER M. KELLY
  2/24/70                   Chief Compliance                                            Vice President (since
  333 W. Wacker Drive       Officer and             2003                                2006) formerly, Assistant
  Chicago, IL 60606         Vice President                                              Vice President and
                                                                                        Assistant General Counsel
                                                                                        (2003-2006) of Nuveen
                                                                                        Investments, LLC;
                                                                          184           Assistant Vice President
                                                                                        and Assistant Secretary
                                                                                        of the Nuveen Funds
                                                                                        (2003-2006); previously,
                                                                                        Associate (2001-2003) at
                                                                                        the law firm of
                                                                                        VedderPrice P.C.

- DAVID J. LAMB
  3/22/63                                                                               Vice President (since
  333 W. Wacker Drive       Vice President          2000                                2000) of Nuveen
  Chicago, IL 60606                                                       184           Investments, LLC;
                                                                                        Certified Public
                                                                                        Accountant.

- TINA M. LAZAR
  8/27/61                                                                               Vice President of Nuveen
  333 W. Wacker Drive       Vice President          2002                  184           Investments, LLC (since
  Chicago, IL 60606                                                                     1999).

- LARRY W. MARTIN
  7/27/51                   Vice President                                              Vice President, Assistant
  333 W. Wacker Drive       and Assistant           1988                                Secretary and Assistant
  Chicago, IL 60606         Secretary                                                   General Counsel of Nuveen
                                                                                        Investments, LLC;
                                                                                        formerly, Vice President
                                                                                        and Assistant Secretary
                                                                                        of Nuveen Advisory Corp.
                                                                                        and Nuveen Institutional
                                                                                        Advisory Corp.(3); Vice
                                                                                        President (since 2005)
                                                                                        and Assistant Secretary
                                                                                        of Nuveen Investments,
                                                                                        Inc.; Vice President
                                                                                        (since 2005) and
                                                                                        Assistant Secretary
                                                                                        (since 1997) of Nuveen
                                                                                        Asset Management; Vice
                                                                                        President (since 2000),
                                                                                        Assistant Secretary and
                                                                          184           Assistant General Counsel
                                                                                        (since 1998) of
                                                                                        Rittenhouse Asset
                                                                                        Management, Inc.; Vice
                                                                                        President and Assistant
                                                                                        Secretary of Nuveen
                                                                                        Investments Advisers Inc.
                                                                                        (since 2002); NWQ
                                                                                        Investment Management
                                                                                        Company, LLC (since
                                                                                        2002), Symphony Asset
                                                                                        Management LLC (since
                                                                                        2003), Tradewinds Global
                                                                                        Investors, LLC, Santa
                                                                                        Barbara Asset Management
                                                                                        LLC (since 2006) and of
                                                                                        Nuveen HydePark Group,
                                                                                        LLC and Richards &
                                                                                        Tierney, Inc. (since
                                                                                        2007).

NAME, BIRTHDATE             POSITION(S) HELD WITH                 NUMBER OF PORTFOLIOS
& ADDRESS                   THE FUNDS               YEAR FIRST    IN FUND COMPLEX       PRINCIPAL
                                                    ELECTED OR    OVERSEEN              OCCUPATION(S)
                                                    APPOINTED(4)  BY OFFICER            DURING PAST 5 YEARS
OFFICERS OF THE FUND (CONTINUED):
- KEVIN J. MCCARTHY
  3/26/66                   Vice President                                              Vice President, Nuveen
  333 W. Wacker Drive       and Secretary           2007                                Investments, LLC (since
  Chicago, IL 60606                                                                     2007); Vice President,
                                                                                        and Assistant Secretary,
                                                                                        Nuveen Asset Management,
                                                                                        Rittenhouse Asset
                                                                                        Management, Inc., Nuveen
                                                                                        Investment Advisers Inc.,
                                                                                        Nuveen Investment
                                                                                        Institutional Services
                                                                                        Group LLC, NWQ Investment
                                                                                        Management Company, LLC,
                                                                                        Tradewinds Global
                                                                          184           Investors LLC, NWQ
                                                                                        Holdings, LLC, Symphony
                                                                                        Asset Management LLC,
                                                                                        Santa Barbara Asset
                                                                                        Management LLC, Nuveen
                                                                                        HydePark Group, LLC and
                                                                                        Richards & Tierney, Inc.
                                                                                        (since 2007); Vice
                                                                                        President and Assistant
                                                                                        General Counsel, Nuveen
                                                                                        Investments, Inc. (since
                                                                                        2007). Prior thereto,
                                                                                        Partner, Bell, Boyd &
                                                                                        Lloyd LLP (1997-2007).

- JOHN V. MILLER
  4/10/67                                                                               Managing Director (since
  333 W. Wacker Drive       Vice President          2007                                2007), formerly, Vice
  Chicago, IL 60606                                                       184           President (2002-2007) of
                                                                                        Nuveen Investments, LLC;
                                                                                        Chartered Financial
                                                                                        Analyst.

- JAMES F. RUANE
  7/3/62                    Vice President                                              Vice President, Nuveen
  333 W. Wacker Drive       and Assistant           2007                                Investments (since 2007);
  Chicago, IL 60606         Secretary                                                   prior thereto, Partner,
                                                                          184           Deloitte & Touche USA LLP
                                                                                        (since 2005), formerly,
                                                                                        senior tax manager (since
                                                                                        2002); Certified Public
                                                                                        Accountant.

- MARK L. WINGET
  12/21/68                  Vice President                                              Vice President, Nuveen
  333 W. Wacker Drive       and Assistant           2008                                Investments, LLC (since
  Chicago, IL 60606         Secretary                                                   2008); Vice President and
                                                                                        Assistant Secretary,
                                                                                        Nuveen Asset Management,
                                                                                        Rittenhouse Asset
                                                                                        Management, Inc., Nuveen
                                                                                        Investment Advisers Inc.,
                                                                                        Nuveen Investment
                                                                                        Institutional Services
                                                                                        Group LLC, NWQ Investment
                                                                                        Management Company, LLC,
                                                                                        Tradewinds Global
                                                                          184           Investors, LLC, NWQ
                                                                                        Holdings, LLC, Symphony
                                                                                        Asset Management LLC,
                                                                                        Santa Barbara Asset
                                                                                        Management, LLC, Nuveen
                                                                                        HydePark Group, LLC and
                                                                                        Richards & Tierney, Inc.
                                                                                        (since 2008); Vice
                                                                                        President and Assistant
                                                                                        General Counsel, Nuveen
                                                                                        Investments Inc. (since
                                                                                        2008); prior thereto,
                                                                                        Counsel, VedderPrice P.C.
                                                                                        (1997-2007).

(1) Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, by reason of being the former Chairman and Chief Executive Officer of Nuveen Investments, Inc. and having previously served in various other capacities with Nuveen Investments, Inc. and its subsidiaries. It is expected that Mr. Schwertfeger will resign from the Board of Trustees by the end of the second quarter of 2008.

(2) Board Members serve three year terms, except for two board members who are elected by the holders of Preferred Shares. The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares to serve until the next annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(3) Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

(4) Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Reinvest Automatically
   EASILY and CONVENIENTLY

NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.

NUVEEN CLOSED-END FUNDS DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Glossary of
TERMS USED in this REPORT

Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Market Yield (also known as Dividend Yield or Current Yield): Market yield is based on the Fund's current annualized monthly distribution divided by the Fund's current market price. The Fund's monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a tax return of capital.

Net Asset Value (NAV): A Fund's common share NAV per share is calculated by subtracting the liabilities of the Fund (including any Preferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

                                                                        NOTES

                                                                        NOTES

                                                                        NOTES

   OTHER USEFUL INFORMATION

QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

Each Fund's (i) quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, 2007, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549.

CEO Certification Disclosure

Each Fund's Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Distribution Information

Nuveen Quality Preferred Income Fund (JTP), Nuveen Quality Preferred Income Fund 2 (JPS) and Nuveen Quality Preferred Income Fund 3 (JHP) hereby designate 12.63%, 12.89% and 13.02%, respectively, of dividends paid from ordinary income as dividends qualifying for the 70% dividends received deduction for corporations and 29.87%, 30.64% and 30.27%, respectively, as qualified dividend income for individuals under Section 1(h)(11) of the Internal Revenue Code.

Board of Trustees
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale
Carol E. Stone

Fund Manager
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

Custodian
State Street Bank & Trust Company
Boston, MA

Transfer Agent and
Shareholder Services
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel
Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm
Ernst & Young LLP
Chicago, IL

The Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the period covered by this report. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments:
-----------------------------------------------------------------------
SERVING INVESTORS FOR GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions for our clients' different needs. Managing $170 billion in assets, as of September 30, 2007, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under six distinct brands: Nuveen, a leader in fixed-income investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; Symphony, a leading institutional manager of market-neutral alternative investment portfolios; Santa Barbara, a leader in growth equities; and Tradewinds, a leader in global equities.

Find out how we can help you reach your financial goals.
To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest.

Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
                                                                     EAN-E-1207D

Learn more about Nuveen Funds at:   WWW.NUVEEN.COM/CEF

                                    Share prices
                                    Fund details
                                    Daily financial news
                                    Investor education
                                    Interactive planning tools

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. [There were no amendments to or waivers from the Code during the period covered by this report.] The registrant has posted the code of ethics on its website at www.nuveen.com/etf. (To view the code, click on the Shareholder Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors (the "Board") determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Jack B. Evans, Chairman of the Audit Committee, who is "independent" for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                      Nuveen Quality Preferred Income Fund

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

               SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND

                      AUDIT FEES BILLED   AUDIT-RELATED FEES        TAX FEES          ALL OTHER FEES
FISCAL YEAR ENDED        TO FUND (1)      BILLED TO FUND (2)   BILLED TO FUND (3)   BILLED TO FUND (4)
-----------------     -----------------   ------------------   ------------------   ------------------
December 31, 2007         $21,409                 $0                 $1,000               $4,300
                          -------                ---                 ------               ------
Percentage approved
   pursuant to
   pre-approval
   exception                    0%                 0%                     0%                   0%
                          -------                ---                 ------               ------
December 31, 2006         $19,977                 $0                 $  800               $3,950
                          -------                ---                 ------               ------
Percentage approved
   pursuant to
   pre-approval
   exception                    0%                 0%                     0%                   0%

(1) "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees".

(3) "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

(4) "All Other Fees" are the aggregate fees billed for products and services for agreed upon procedures engagements performed for leveraged funds.

                 SERVICES THAT THE FUND'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Asset Management ("NAM" or the "Adviser"), and any entity controlling, controlled by or under common control with NAM ("Control Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and
(C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.

                        AUDIT-RELATED FEES    TAX FEES BILLED TO      ALL OTHER FEES
                      BILLED TO ADVISER AND       ADVISER AND       BILLED TO ADVISER
                         AFFILIATED FUND        AFFILIATED FUND    AND AFFILIATED FUND
FISCAL YEAR ENDED       SERVICE PROVIDERS      SERVICE PROVIDERS    SERVICE PROVIDERS
-----------------     ---------------------   ------------------   -------------------
December 31, 2007              $0                     $0                   $0
                              ---                    ---                  ---
Percentage approved
   pursuant to
   pre-approval
   exception                    0%                     0%                   0%
                              ---                    ---                  ---
December 31, 2006              $0                     $0                   $0
                              ---                    ---                  ---
Percentage approved
   pursuant to
   pre-approval
   exception                    0%                     0%                   0%

                               NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the de minimis exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.

                                             TOTAL NON-AUDIT FEES
                                             BILLED TO ADVISER AND
                                            AFFILIATED FUND SERVICE     TOTAL NON-AUDIT FEES
                                            PROVIDERS (ENGAGEMENTS     BILLED TO ADVISER AND
                                            RELATED DIRECTLY TO THE   AFFILIATED FUND SERVICE
                    TOTAL NON-AUDIT FEES   OPERATIONS AND FINANCIAL     PROVIDERS (ALL OTHER
FISCAL YEAR ENDED      BILLED TO FUND       REPORTING OF THE FUND)          ENGAGEMENTS)        TOTAL
-----------------   --------------------   ------------------------   -----------------------   ------
December 31, 2007          $5,300                     $0                         $0             $5,300
December 31, 2006          $4,750                     $0                         $0             $4,750

"Non-Audit Fees billed to Adviser" for both fiscal year ends represent "Tax Fees" billed to Adviser in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Jack B. Evans, David J. Kundert and William J. Schneider. Mr. Eugene S. Sunshine, who also served as a member of the Committee during this reporting period, has resigned from the Board. His resignation became effective on July 31, 2007.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Portfolio of Investments in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Adviser has engaged Spectrum Asset Management, Inc. ("Spectrum" or "Sub-Adviser") as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has also delegated to the Sub-Adviser the full responsibility for proxy voting and related duties in accordance with the Sub-Adviser's policy and procedures. The Adviser periodically will monitor the Sub-Adviser's voting to ensure that they are carrying out their duties. The Sub-Adviser's proxy voting policies and procedures are summarized as follows:

Spectrum has adopted a Policy on Proxy Voting for Investment Advisory Clients (the "Voting Policy"), which provides that Spectrum aims to ensure that, when delegated proxy voting authority by a client, Spectrum act (1) solely in the interest of the client in providing for ultimate long-term stockholder value, and (2) without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote. Spectrum relies on the custodian bank to deliver proxies to Spectrum for voting.

Spectrum has selected Institutional Shareholder Services, Inc. ("ISS") to assist with Spectrum's proxy voting responsibilities. Spectrum generally follows ISS standard proxy voting guidelines which embody the positions and factors Spectrum considers important in casting proxy votes. In connection with each proxy vote, ISS prepares a written analysis and recommendation based on its guidelines. In order to avoid any conflict of interest for ISS, the CCO will require ISS to deliver additional information or certify that ISS has adopted policies and procedures to detect and mitigate such conflicts of interest in issuing voting recommendations. Spectrum also may obtain voting recommendations from two proxy voting services as an additional check on the independence of ISS' voting recommendations.

Spectrum may, on any particular proxy vote, diverge from ISS' guidelines or recommendations. In such a case, Spectrum's Voting Policy requires that: (i) the requesting party document the reason for the request; (ii) the approval of the Chief Investment Officer; (iii) notification to appropriate compliance personnel; (iv) a determination that the decision is not influenced by any conflict of interest; and (v) a written record of the process.

When Spectrum determines not to follow ISS' guidelines or recommendations, Spectrum classifies proxy voting issues into three broad categories: (1) Routine Administrative Items; (2) Special Interest Issues; and (3) Issues having the Potential for Significant Economic Impact, and casts proxy votes in accordance with the philosophy and decision guidelines developed for that category in the Voting Policy.

    - Routine Administrative Items. Spectrum is willing to defer to management on matters a routine administrative nature. Examples of issues on which Spectrum will normally defer to management's recommendation include selection of auditors, increasing the authorized number of common shares and the election of unopposed directors.

    - Special Interest Issues. In general, Spectrum will abstain from voting on shareholder social, political, environmental proposals because their long-term impact on share value cannot be calculated with any reasonable degree of confidence.

    -          Issues Having the Potential for Significant Economic Impact.
         Spectrum is not willing to defer to management on proposals which have the potential for major economic impact on the corporation and value of its shares and believes such issues should be carefully analyzed and decided by shareholders. Examples of such issues are classification of board of directors' cumulative voting and supermajority provisions, defensive strategies (e.g., greenmail prevention), business combinations and restructurings and executive and director compensation.

Conflicts of Interest. There may be a material conflict of interest when Spectrum votes, on behalf of a client, a proxy that is solicited by an affiliated person of Spectrum or another Spectrum client. To avoid such conflicts, Spectrum has established procedures under its Voting Policy to seek to ensure that voting decisions are based on a client's best interests and are not the product of a material conflict. In addition to employee monitoring for potential conflicts, the CCO reviews Spectrum's and its affiliates' material business relationships and personal and financial relationships of senior personnel of Spectrum and its affiliates to monitor for conflicts of interest.

If a conflict of interest is identified, Spectrum considers both financial and non-financial materiality to determine if a conflict of interest is material. If a material conflict of interest is found to exist, the CCO discloses the conflict to affected clients and obtains consent from each client in the manner in which Spectrum proposed to vote.

Spectrum clients can obtain a copy of the Voting Policy or information on how Spectrum voted their proxies by calling Spectrum's Compliance Department at
(203) 322-0189.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Adviser has engaged Spectrum Asset Management, Inc. (the "Sub-Adviser"), as sub-adviser to provide discretionary investment advisory services. The following section provides information on the portfolio managers at the Sub-Adviser.

ITEM 8(a)(1). PORTFOLIO MANAGER BIOGRAPHIES

MARK A. LIEB -- Mr. Lieb is Chief Financial Officer and is responsible for business development. Prior to founding Spectrum in 1987, Mr. Lieb was a Founder, Director and Partner of DBL Preferred Management, Inc., a wholly owned corporate cash management subsidiary of Drexel Burnham Lambert, Inc. Mr. Lieb was instrumental in the formation and development of all aspects of DBL Preferred Management, Inc., including the daily management of preferred stock portfolios for institutional clients, hedging strategies, and marketing strategies. Mr. Lieb's prior employment included the development of the preferred stock trading desk at Mosley Hallgarten & Estabrook. BA Economics, Central Connecticut State College; MBA Finance, University of Hartford.

L. PHILLIP JACOBY, IV -- Managing Director and Senior Portfolio Manager. Mr. Jacoby joined Spectrum in 1995 as Portfolio Manager. Previously, Mr. Jacoby was a Senior Investment Officer at USL Capital Corporation (a subsidiary of Ford Motor Corporation) and was a co-manager of a the preferred stock portfolio of its US Corporate Financing Division for six years. Mr. Jacoby began his career in 1981 with The Northern Trust Company, Chicago and then moved to Los Angeles to join E.F. Hutton & Co. as a Vice President and Institutional Salesman, Generalist Fixed Income Sales through most of the 1980s. BSBA (Finance), Boston University School of Management.

BERNARD M. SUSSMAN -- Mr. Sussman is Chief Investment Officer and Chairman of Spectrum's Investment Committee. Prior to joining Spectrum in 1995, Mr. Sussman was with Goldman Sachs & Co. for nearly 18 years. A General Partner and head of the Preferred Stock Department, he was in charge of sales, trading and underwriting for all preferred products and was instrumental in the development of the hybrid (MIPS) market. He was a Limited Partner at Goldman Sachs from December 1994 through November 1996. BS Industrial Relations and MBA Finance, Cornell University. NASD Series 55 "Equity Trader Limited Representative".

ITEM 8(a)(2). OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

                           TYPE OF ACCOUNT            NUMBER OF
PORTFOLIO MANAGER              MANAGED                 ACCOUNTS     ASSETS*
-----------------   ------------------------------    ---------  --------------
Phillip Jacoby      Separately Managed accounts          43      $2,765,773,535
                    Pooled Accounts                      11      $1,887,834,020
                    Registered Investment Vehicles       11      $6,430,933,896

Mark Lieb           Separately Managed accounts          52      $2,775,356,100
                    Pooled Accounts                      11      $1,887,834,020
                    Registered Investment Vehicles       11      $6,430,933,896

Bernard Sussman     Separately Managed accounts          46      $2,772,486,173
                    Pooled Accounts                      11      $1,887,834,020
                    Registered Investment Vehicles       11      $6,430,933,896

       POTENTIAL MATERIAL CONFLICTS OF INTEREST

There are no material conflicts of interest to report.

ITEM 8(a)(3).  FUND MANAGER COMPENSATION

All employees of Spectrum Asset Management are paid a base salary and discretionary bonus. The bonus is paid quarterly and may represent a significant proportion of an individual's total annual compensation. Discretionary bonuses are determined by management after consideration of several factors including but not necessarily limited to:

      - Changes in overall firm assets under management (employees have no direct incentive to increase assets)

      -    Portfolio performance relative to benchmarks

      -    Contribution to client servicing

      -    Compliance with firm and/or regulatory policies and procedures

      -    Work ethic

      -    Seniority and length of service

      -    Contribution to overall functioning of organization

ITEM 8(a)(4).  OWNERSHIP OF JTP SECURITIES AS OF DECEMBER 31, 2007

                                      DOLLAR RANGE OF EQUITY SECURITIES
NAME OF PORTFOLIO MANAGER             BENEFICIALLY OWNED IN FUND
-------------------------             ---------------------------------
Phillip Jacoby                        $0
Mark Lieb                             $0
Bernard Sussman                       $50,001 - $100,000

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

      (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (17 CFR 240.13a-15(b) or 240.15d-15(b)).

      (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/etf and there were no amendments during the period covered by this report. (To view the code, click on the Shareholder Resources drop down menu box, click on Fund Governance and then Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See Ex-99.906 CERT attached hereto.

                                    SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Quality Preferred Income Fund
             -------------------------------------------------------

By (Signature and Title)* /s/ Kevin J. McCarthy
                          ------------------------------------------
                           Kevin J. McCarthy
                           Vice President and Secretary

Date: March 7, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                          ------------------------------------------
                           Gifford R. Zimmerman
                           Chief Administrative Officer
                           (principal executive officer)

Date: March 7, 2008

By (Signature and Title)* /s/ Stephen D. Foy
                          ------------------------------------------
                           Stephen D. Foy
                           Vice President and Controller
                           (principal financial officer)

Date: March 7, 2008

* Print the name and title of each signing officer under his or her signature.